File No. 33-15253
                                                                        811-5221


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

                  Pre-Effective Amendment No.                                |_|


                  Post-Effective Amendment No.   25                          |X|


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                  Amendment No.  27                                          |X|



                            SELIGMAN PORTFOLIOS, INC.
               (Exact name of registrant as specified in charter)


                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)


                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450


                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)


     It is proposed that this filing will become effective (check appropriate box):


|_|  immediately upon filing pursuant to paragraph (b)


|X|  |_|on April 30, 1999  pursuant to paragraph (b)


|_|  60 days after filing pursuant to paragraph (a)(1)


|_|  on (date)   pursuant to paragraph (a)(1)


|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on (date) pursuant to paragraph (a)(2) of rule 485.


     If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        SELIGMAN
----------------
PORTFOLIOS, INC.



The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in a portfolio of this Fund should be considered based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if one or more of the portfolios of this Fund is suitable for you.


EQVA1 5/99



o  Seligman Bond Portfolio

o  Seligman Capital Portfolio

o  Seligman Cash Management Portfolio

o  Seligman Common Stock Portfolio

o  Seligman Communications and Information Portfolio

o  Seligman Frontier Portfolio

o  Seligman Henderson Global Growth Opportunities Portfolio

o  Seligman Henderson Global Smaller Companies Portfolio

o  Seligman Henderson Global Technology Portfolio

o  Seligman Henderson International Portfolio

o  Seligman High-Yield Bond Portfolio

o  Seligman Income Portfolio

o  Seligman Large-Cap Growth Portfolio

o  Seligman Large-Cap Value Portfolio

o  Seligman Small-Cap Value Portfolio

                                   PROSPECTUS

                                   MAY 1, 1999

                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864

TABLE OF CONTENTS

THE FUND

      DISCUSSIONS OF THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND PERFORMANCE OF THE PORTFOLIOS OF THE FUND

      OVERVIEW OF THE FUND   P-1

      SELIGMAN BOND PORTFOLIO   P-2

      SELIGMAN CAPITAL PORTFOLIO   P-5

      SELIGMAN CASH MANAGEMENT PORTFOLIO   P-7

      SELIGMAN  COMMON STOCK  PORTFOLIO   P-9

      SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO   P-11

      SELIGMAN FRONTIER PORTFOLIO   P-13

      SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO   P-15

      SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO   P-18

      SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO   P-21

      SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO P-24

      SELIGMAN HIGH-YIELD BOND PORTFOLIO   P-27

      SELIGMAN INCOME PORTFOLIO   P-30

      SELIGMAN LARGE-CAP GROWTH PORTFOLIO   P-33

      SELIGMAN LARGE-CAP VALUE PORTFOLIO   P-35

      SELIGMAN SMALL-CAP VALUE PORTFOLIO  P-37

      MANAGEMENT OF THE FUND   P-39

      YEAR 2000   P-40

      EURO CONVERSION   P-40


SHAREHOLDER INFORMATION

      PRICING OF FUND SHARES    P-41

      HOW TO PURCHASE AND SELL SHARES    P-41

      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    P-41

      TAXES    P-41


FINANCIAL HIGHLIGHTS    P-42

FOR MORE INFORMATION    BACK COVER



TIMES CHANGE ... VALUES ENDURE

THE FUND

OVERVIEW OF THE FUND

This Prospectus contains information about Seligman Portfolios, Inc. The Fund consists of the following 15 separate and distinct portfolios:

SELIGMAN BOND PORTFOLIO
SELIGMAN CAPITAL PORTFOLIO
SELIGMAN CASH MANAGEMENT PORTFOLIO
SELIGMAN COMMON STOCK PORTFOLIO
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
SELIGMAN FRONTIER PORTFOLIO
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
SELIGMAN HENDERSON GLOBAL TECHNOLOGY
PORTFOLIO SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
SELIGMAN  HIGH-YIELD BOND PORTFOLIO
SELIGMAN INCOME PORTFOLIO
SELIGMAN LARGE-CAP GROWTH PORTFOLIO
SELIGMAN LARGE-CAP VALUE PORTFOLIO
SELIGMAN SMALL-CAP VALUE PORTFOLIO

Shares of the Fund's Portfolios are not offered or sold directly to investors. They are offered and sold only to insurance company separate accounts.

The shares are currently provided as the investment medium for certain variable annuity accounts offered by Canada Life Insurance Company of America and Canada Life Insurance Company of New York. Shares of some of the Portfolios of the Fund may not be offered to all Canada Life Accounts.


Shares of the Fund's Portfolio will be purchased and sold by Canada Life Accounts at net asset value, without charge. However, the Canada Life Accounts are sold subject to certain fees and charges. These fees and charges for the Canada Life Accounts are described in the prospectuses or disclosure documents for Canada Life Accounts and should be read together with this Prospectus, as applicable.

Shares of some of the Fund's Portfolios are also provided as the investment medium for Seligman Mutual Benefit Plan, a separate account of MBL Life Assurance Corporation. However, MBL Life no longer accepts applications for new contracts, nor will it accept additional purchase payments under existing contracts.

Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

A Portfolio may change its principal strategies, except for stated fundamental policies, if the Fund's Board of Directors believes doing so is consistent with that Portfolio's investment objectives. A Portfolio's objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or fundamental policies is proposed, investors in Canada Life Accounts and Seligman Mutual Benefit Plan will be asked to give voting instructions to Canada Life and/or MBL Life, as applicable.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Portfolio from achieving its objectives.

As with any mutual fund, there is no guarantee a Portfolio will achieve its objectives.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

SELIGMAN BOND PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is favorable current income.

The Portfolio uses the following principal strategies to seek its objective:


Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio's investment approach combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value). The average maturity of the Portfolio will vary in response to what the investment manager believes to be the long-term trend in interest rates. Generally, if rates are trending up, the Portfolio will tend to hold securities with shorter maturities. If rates are trending down, the Portfolio will tend to hold securities with longer maturities. Additionally, the Portfolio's concentration in any particular market sector and the Portfolio's individual security holdings will vary depending on the investment manager's view of the relative value offered by certain sectors, as well as specific securities within those sectors.

In selecting individual securities for purchase by the Portfolio, the investment manager will seek to identify securities of various market sectors that it believes offer better total return opportunities.

The Portfolio generally sells securities when the investment manager believes that the direction of long-term interest rates is changing, better opportunities exist in the market, or yield spreads (i.e., the yields offered on different securities) have become too narrow to justify the added volatility of long-term securities (which generally offer higher yields), or when the Portfolio must meet cash requirements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Fund generally does not invest a significant amount, if any, in illiquid or foreign securities.

SELIGMAN BOND PORTFOLIO

PRINCIPAL RISKS

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio's securities holdings are changes in interest rates and the credit worthiness of the issuers of securities held by the Portfolio.

INTEREST RATE RISK. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio's net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio's net asset value per share to fall, and if interest rates fall, the Portfolio's net asset value should rise.


Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.


CREDIT RISK. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.


While the Portfolio is required to invest a majority of its assets in securities rated investment grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody's Investors Service, Inc. (Moody's) and Standard and Poor's Rating Service (S&P), are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN BOND PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Bond Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity contracts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1989               8.70%
1990               6.14%
1991              14.58%
1992               5.60%
1993               7.98%
1994              -3.39%
1995              19.18%
1996               0.09%
1997               8.98%
1998               8.20%


Best quarter return: 6.88% - quarter ended 6/30/95
Worst quarter return: -3.35% - quarter ended 3/31/96



--------------------------------------------------------------------------------
                  ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98


                                                  ONE      FIVE      TEN
                                                  YEAR     YEARS    YEARS
                                                -------   -------   -------
Seligman Bond Portfolio                           8.20%     6.33%     7.43%
Lehman Brothers  Government Bond Index            9.85      7.19      9.17
Lipper Corporate Debt BBB-Rated Funds Average     6.45      7.07      9.12


The Lehman Brothers Government Bond Index and the Lipper Corporate Debt BBB-Rated Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Corporate Debt BBB-Rated Funds Average excludes the effect of sales charges and the Lehman Brothers Government BondIndex excludes the effect of fees and sales charges.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT


The Bond Portfolio is managed by the Seligman Taxable Fixed Income Team, headed by Mr. Gary S. Zeltzer. Mr. Zeltzer joined Seligman in March 1998 as Senior Vice President, Manager Taxable Fixed Income. He is a Vice President of the Fund and has been a Portfolio Manager of the Bond Portfolio since March 1998. Prior to joining Seligman, Mr. Zeltzer was a Group Vice President and Portfolio Manager at Schroder Capital Management from July 1979 to March 1998. Mr. Zeltzer also manages the Cash Management Portfolio of the Fund; and he manages Seligman Cash Management Fund, Inc. and Seligman U.S. Government Securities Series, a series of Seligman High Income Fund Series.

SELIGMAN CAPITAL PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is capital appreciation.

The Portfolio uses the following principal strategies to seek its objective:


Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

--------------------------------------

MEDIUM-SIZED COMPANIES:
COMPANIES WITH MARKET CAPITALIZATIONS,
AT THE TIME OF PURCHASE BY THE PORTFOLIO,
OF BETWEEN $1 BILLION AND $10 BILLION.

---------------------------------------

         o Proven track record

         o Strong management

         o Multiple product lines

         o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

         o Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if they conclude that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries which the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolios to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN CAPITAL PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Capital Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity contracts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1989                   16.47%
1990                   -3.18%
1991                   59.05%
1992                    6.80%
1993                   11.65%
1994                   -4.59%
1995                   27.17%
1996                   14.51%
1997                   21.31%
1998                   22.19%


Best quarter return: 32.91% - quarter ended 12/31/98
Worst quarter return: -23.55% - quarter ended 9/30/90

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                     ONE          FIVE          TEN
                                     YEAR         YEARS        YEARS
                                   -------      -------       -------
Seligman Capital Portfolio          22.19%       15.54%        15.98%

Russell Midcap Growth Index         17.86        17.33         17.30

Lipper Mid Cap Funds Average        11.37        15.44         16.51

The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Mid Cap Funds Average does not reflect sales charges and the Russell Midcap GrowthIndex does not reflect fees and sales charges.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Capital Portfolio is managed by the Seligman Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Capital Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998. Prior thereto, she was Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Large-Cap Growth Portfolio and co-manages the Global Growth Opportunities Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and co-manages Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc.

SELIGMAN CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objectives are to preserve capital and to maximize liquidity and current income.

The Portfolio uses the following principal strategies to seek its objectives:


The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will only purchase US Government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Rating Service (S&P), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

PRINCIPAL RISKS

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio's assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

SELIGMAN CASH MANAGEMENT PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Cash Management Portfolio by showing how the performance of a single share of the Portfolio has varied year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.


The returns presented in the bar chart do not reflect the effect of any administration fees or sales charges associated with variable annuity contracts. If these expenses were included, the returns would be less. The returns presented assume that all dividends were reinvested.


                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1989                7.81%
1990                7.79%
1991                5.70%
1992                3.53%
1993                3.00%
1994                4.03%
1995                5.60%
1996                5.43%
1997                5.52%
1998                5.42%


Best quarter return: 2.07% - quarter ended 6/30/89
Worst quarter return: 0.72% - quarter ended 6/30/93

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                         ONE              FIVE               TEN
                         YEAR             YEARS             YEARS
                        -------           -------           -------
                         5.42%             5.20%             5.32%
--------------------------------------------------------------------------------


         The Portfolio's 7-day yield as of December 31, 1998 was 4.93%.

SELIGMAN COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objectives are to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk.

The Portfolio uses the following principal strategies to seek its objectives:

Generally, the Portfolio invests a majority of its assets in common stocks, broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies; however, it may invest in companies of any size. While common stocks have for many years been the predominant type of security owned by the Portfolio, substantial portions of the Portfolio's assets have been held, and may be held, in cash and fixed-income securities.

The Portfolio uses a bottom-up stock selection approach. This means the investment manager concentrates on individual company fundamentals, rather than on a particular industry. The Portfolio seeks to purchase strong, well-managed companies that have the potential for solid earnings growth and dividend increases.


The investment manager generally looks to identify companies that have attractive dividend yields and that typically display relatively low valuations based on one or more of the following measures: price-to-earnings, price-to-cash flow, price-to-sales, and price-to-book value. The investment manager then uses in-depth research into each company that meets its preliminary criteria to identify those companies that it believes possess a catalyst for earnings acceleration (i.e., a reason to expect a growth in earnings).

The Portfolio generally sells a stock if the investment manager believes one or more of the following:

     o    The stock is over valued or fully valued

     o Its dividend yield is not competitive compared to the yields offered by other securities in its industry

     o Its earnings are disappointing or the catalyst for earnings acceleration no longer exists

     o The company's underlying fundamentals have deteriorated o There are more attractive investment opportunities

The Portfolio may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Portfolio generally invests, are experiencing an extended period of strong performance. However, if investor sentiment changes, the value of large company stocks may decline. This could have an adverse effect on the Portfolio's performance.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN COMMON STOCK PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Common Stock Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity accounts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1989                   24.11%
1990                   -3.15%
1991                   33.16%
1992                   12.14%
1993                   11.94%
1994                    0.04%
1995                   27.28%
1996                   20.08%
1997                   21.31%
1998                   24.16%


Best quarter return: 19.11% - quarter ended 12/31/98
Worst quarter return: -17.65% - quarter ended 9/30/90


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                            ONE        FIVE        TEN
                                            YEAR       YEARS      YEARS
                                          -------     -------    -------
Seligman Common Stock Portfolio            24.16%     18.16%      16.55%

S&P 500 Index                              28.58      24.06       19.21

Lipper Growth and Income Funds Average     15.32      18.32       15.76

The Lipper Growth and Income Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The S&P 500 Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT


The Common Stock Portfolio is managed by the Seligman Growth and Income Team, headed by Mr. Charles C. Smith, Jr. Mr. Smith, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Common Stock Portfolio since December 1991. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He became Senior Vice President, Senior Investment Officer in 1992, and Managing Director in January 1994. Mr. Smith also manages the Income Portfolio of the Fund; and he manages Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc.

Mr. Rodney D. Collins, Senior Vice President, Investment Officer of Seligman since January 1999, co-manages the Common Stock Portfolio. Mr. Collins joined Seligman in 1992 as an Investment Associate, and was named a Vice President, Investment Officer in January 1995. Mr. Collins also co-manages the Income Portfolio of the Fund; and he co-manages Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is capital gain.

The Portfolio uses the following principal strategies to seek its objective:


The Portfolio invests at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries. The Portfolio may invest in companies of any size.


The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

         o Robust growth prospects
         o High profit margins or return on capital
         o Attractive valuation relative to expected earnings or cash flow
         o Quality management
         o Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.


The Portfolio primarily invests in common stocks. However, the Fund may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO


PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Communications and Information Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity accounts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1995                  38.55%
1996                   8.81%
1997                  22.22%
1998                  36.49%


Best quarter return: 45.02% - quarter ended 12/31/98
Worst quarter return: -16.81% - quarter ended 9/30/98

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                      ONE      SINCE INCEPTION
                                                      YEAR        10/11/94
                                                    -------    ---------------
Seligman Communications and Information Portfolio    36.49%        25.67%

S&P 500 Index                                        28.58         28.47(1)

Lipper Science & Technology Funds Average            52.55         30.32(1)

The Lipper Science & Technology Funds Average is an average of 57 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The S&P 500 Index is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges.

(1)From September 30, 1994.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Communications and Information Portfolio is managed by the Seligman Technology Team, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Communications and Information Portfolio since its inception. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research and became a Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick also co-manages the Seligman Henderson Global Technology Portfolio of the Fund; and he manages Seligman Communications and Information Fund, Inc. and co-manages Seligman Henderson Global Technology Fund, a series of Seligman Henderson Global Fund Series, Inc.

SELIGMAN FRONTIER PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is growth of capital. Income may be considered but is incidental to the Portfolio's investment objective. The Portfolio uses the following strategies to pursue its objective of growth of capital: The Portfolio generally invests at least 65% of its total assets in the common stock of small US companies. Companies are selected for their growth prospects. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Portfolio maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that typically display one or more of the following:


--------------------------------------
SMALL COMPANIES:
COMPANIES WITH MARKET CAPITALIZATIONS,
AT THE TIME OF PURCHASE BY THE PORTFOLIO,
OF $1.25 BILLION OR LESS.
---------------------------------------


         o Positive operating cash flows

         o Management ownership

         o A unique competitive advantage

         o Historically high returns on capital

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

Although the Portfolio generally concentrates its investments in common stocks, it may invest up to 35% of its assets in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the manager believes they offer capital growth opportunities. The Portfolio may also invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in USdollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.


The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio and may lend portfolio securities. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the definition of "small companies" if they conclude that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries which the investment manager believes to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio may also be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options, in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN FRONTIER PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Frontier Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how the Portfolio will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity accounts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1995                     33.28%
1996                     23.93%
1997                     16.33%
1998                     -1.46%


Best quarter return: 21.12% - quarter ended 6/30/97
Worst quarter return: -23.61% - quarter ended 9/30/98

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                       ONE         SINCE INCEPTION
                                       YEAR            10/11/94
                                     -------       ---------------
Seligman Frontier Portfolio           -1.46%             17.88%

Russell 2000 Index                    -2.55              14.09(1)

Russell 2000 Growth Index              1.23              12.58(1)

Lipper Small Cap Funds Average        -0.40              16.31(1)

The Lipper Small Cap Funds Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume investment of all dividends. The Lipper Small Cap Funds Average does not reflect sales charges, and the Russell 2000 Growth Index and the Russell 2000 Index do not reflect fees and sales charges.

(1) From September 30, 1994.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Frontier Portfolio is managed by the Seligman Small Company Team, headed by Mr. Arsen Mrakovcic. Mr. Mrakovcic, a managing director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Frontier Portfolio since October 1995. Mr. Mrakovcic joined Seligman in 1992 as a Portfolio Assistant, became Assistant Vice President, Credit Officer in April 1993, Vice President, Investment Officer in January 1995, and a Managing Director in January 1996. Mr. Mrakovcic also co-manages the Seligman Henderson Global Smaller Companies Portfolio of the Fund; and he manages Seligman Frontier Fund, Inc. and co-manages Seligman Henderson Global Smaller Companies Fund, a series of Seligman Henderson Global Fund Series, Inc.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is long-term capital appreciation.

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends.

The Portfolio may invest in companies of any size, domiciled in any country. Typically, the Portfolio will invest in several countries in different geographic regions.

The Portfolio uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment managers analyze the rapidly changing world to identify investment themes that they believe will have the greatest impact on global markets, and use in-depth research to identify attractive companies around the world. The Portfolio focuses on the following macro trends:


         o Economic liberalization and the flow of capital through global trade and investment

         o Globalization of the world's economy

         o The expansion of technology as an increasingly important influence on society

         o Increased awareness of the importance of protecting the environment

         o The increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure


In selecting individual securities, the investment managers look to identify companies that they believe display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)

         o Quality management and equity ownership by executives

         o A unique competitive advantage (e.g., market share, proprietary products)

         o Market liquidity

         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio may also sell a stock if the investment manager believes that a shifting in global trends may negatively affect a company's outlook.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.


The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different regions. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Portfolio's performance could be negatively affected.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Global Growth Opportunities Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charge associated with variable annuity accounts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1997               12.57%
1998               21.60%


Best quarter return: 18.90% - quarter ended 12/31/98
Worst quarter return: -14.29% - quarter ended 9/30/98

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                               ONE         SINCE INCEPTION
                                               YEAR             5/1/96
                                              -------      ---------------
Seligman Henderson Global Growth
  Opportunities Portfolio                     21.60%            12.16%

MSCI World Index                              24.80             17.87(1)

Lipper Global Funds Average                   14.06             12.98(1)

The Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.

(1) From April 30, 1996.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Global Growth Opportunities Portfolio is co-managed by the Seligman Growth Team and Henderson Investment Management Limited, subadviser to the Portfolio.

The Seligman Growth Team is headed by Ms. Marion Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Co-Portfolio Manager of the Global Growth Opportunities Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Capital Portfolio and the Large-Cap Growth Portfolio and co-manages the Global Growth Opportunities Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and co-manages Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc.

Mr. Nitin Mehta, a Vice President of the Fund, has been Co-Portfolio Manager of the Global Growth Opportunities Portfolio since its inception. Mr. Mehta has been a Portfolio Manager with Henderson plc since September 1994. Prior to joining Henderson, Mr. Mehta was Head of Currency Management and Derivatives at Quroum Capital Management from May 1993 to September 1994. Mr. Mehta also co-manages Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Growth Opportunities Fund.


Ms. Schultheis and Mr. Mehta have responsibility for directing the domestic and international investments, respectively, of the Global Growth Opportunities Portfolio.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is long-term capital appreciation.

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its assets in equity securities of smaller US and non-US companies.

The Portfolio may invest in companies domiciled in any country, although it typically invests in developed countries. The Portfolio will generally invest in several countries in different geographic regions.


The Portfolio uses an investment style that combines macro analysis with research into individual company attractiveness. This means that the investment managers look to identify countries that they believe offer good investment opportunities, and use extensive in-depth research to identify attractive smaller companies around the world. The investment managers look at the following factors when making country allocation decisions:

------------------------------------------
SMALLER COMPANIES:
COMPANIES WITH MARKET CAPITALIZATION,
AT THE TIME OF PURCHASE BY THE PORTFOLIO,
EQUIVALENT TO US $1 BILLION OR LESS.
------------------------------------------


         o Relative economic growth potential of the various economies and securities markets

         o Political, financial, and social conditions influencing investment opportunities

         o Investor sentiment

         o Prevailing interest rates and expected levels of inflation

         o Market prices relative to historic averages


In selecting individual securities, the investment managers look to identify companies that they believe display one or more of the following:


         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)

         o Quality management and equity ownership by executives

         o A unique competitive advantage (e.g., market share, proprietary products)

         o Market liquidity

         o Potential for improvement in overall operations


The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio anticipates that it will continue to hold securities of companies that grow or expand so long as those investments continue to offer prospects of long-term growth.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers. Additionally, the Portfolio may invest up to 35% of it assets in companies with market capitalization of over $1billion.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Fund's Board of Directors may change the definition of "smaller companies" if they conclude that such a change is appropriate.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio may be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Global Smaller Companies Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity accounts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1995                    17.38%
1996                    18.66%
1997                     3.43%
1998                     6.58%


Best quarter return: 15.72% - quarter ended 3/31/98
Worst quarter return: -16.71% - quarter ended 9/30/98


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98


                                             ONE         SINCE INCEPTION
                                             YEAR            10/11/94
                                           -------     -------------------
Seligman Henderson Global Smaller
   Companies Portfolio                      6.58%            11.60%

Salomon Smith Barney EM Index World         5.93              9.43(1)

Lipper Global Small Cap Funds Average       0.75              7.91(1)


The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges.

(1) From September 30, 1994.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT


The Global Smaller Companies Portfolio is co-managed by the Seligman Small Company Team and Henderson Investment Management Limited, subadviser to the Portfolio.


The Seligman Small Company Team is headed by Mr. Arsen Mrakovcic. Mr. Mrakovcic, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Global Smaller Companies since October 1995. Mr. Mrakovcic joined Seligman in 1992 as a Portfolio Assistant, became Assistant Vice President, Credit Officer in April 1993, Vice President, Investment Officer in January 1995, and a Managing Director in January 1996. Mr. Mrakovcic also manages the Frontier Portfolio of the Fund; and he manages Seligman Frontier Fund, Inc. and co-manages Seligman Henderson Global Smaller Companies Fund, a series of Seligman Henderson Global Fund Series, Inc.

Mr. Iain C. Clark, Chief Investment officer of Henderson Investment Management Limited, is a Vice President of the Fund and has been Co-Portfolio Manager of the Global Smaller Companies Portfolio since its inception. Mr. Clark has been a Director and Senior Portfolio Manager of Henderson plc and Director of Henderson International, Ltd. since 1985. He has been Secretary, Treasurer and Vice President of Henderson International, Inc. since 1991. Mr. Clark also manages the Seligman Henderson International Portfolio of the Fund; and he manages Seligman Henderson International Fund and co-manages Seligman Henderson Global Smaller Companies Fund, two series of Seligman Henderson Global Fund Series, Inc.

Mr. Mrakovcic and Mr. Clark have responsibility for directing the domestic and international investments, respectively, of the Global Smaller Companies Portfolio.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is long-term capital appreciation.

The Portfolio uses the following principal strategies to seek its objective:

-----------------------------------
TECHNOLOGY:
THE USE OF SCIENCE TO CREATE NEW
PRODUCTS AND SERVICES. THE INDUSTRY
COMPRISES INFORMATION TECHNOLOGY AND
COMMUNICATIONS, AS WELL AS MEDICAL,
ENVIRONMENTAL AND BIOTECHNOLOGY.
------------------------------------

The Portfolio generally invests at least 65% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Portfolio may invest in these companies as well.

The investment managers seek to identify those technology companies that they believe have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment managers look for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment managers look for companies that they believe display one or more of the following:

         o Robust growth prospects

         o High profit margins

         o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

         o Quality management and equity ownership by executives

         o Unique competitive advantages (e.g., market share, proprietary products)

         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.


The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.


The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Global Technology Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.


The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity contracts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1997               19.53%
1998               36.80%


Best quarter return: 33.28% - quarter ended 12/31/98
Worst quarter return: -15.54% - quarter ended 9/30/98


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                    ONE         SINCE INCEPTION
                                                    YEAR             5/1/96
                                                  -------       ---------------
Seligman Henderson Global Technology Portfolio     36.80%            22.02%

MSCI World Index                                   24.80             17.87(1)

Lipper Global Funds Average                        14.06             12.98(1)

Lipper Science & Technology Funds Average          52.55             25.95(1)

The Lipper Global Funds Average, Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Fund Average and the Lipper Science & Technology Fund Average exclude the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges. (1) From April 30, 1996.

PORTFOLIO MANAGEMENT


The Global Technology Portfolio is co-managed by the Seligman Technology Team and Henderson Investment Management Limited, subadviser to the Portfolio.

The Seligman Technology Team is headed by Mr. Paul H. Wick. Mr. Wick, a Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Global Technology Portfolio since its inception. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick also manages the Communications and Information Portfolio of the Fund; and he manages Seligman Communications and Information Fund, Inc. and co-manages Seligman Henderson Global Technology Fund, a series of Seligman Henderson Global Fund Series, Inc.

Mr. Brian Ashford-Russell, a Vice President of the Fund, has been Co-Portfolio Manager of the Global Technology Portfolio since its inception. Mr. Ashford-Russell has been a Portfolio Manager with Henderson plc since February 1993. Mr. Ashford-Russell also co-manages Seligman Henderson Global Technology Fund, as series of Seligman Henderson Global Technology Fund.


Mr. Wick and Mr. Ashford-Russell have responsibility for directing the domestic and international investments, respectively, of the Global Technology Portfolio.

SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is long-term capital appreciation.

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US companies. The Portfolio may invest in companies domiciled in any country; however, it typically will not invest in the US or Canada. It generally invests in several countries in different geographic regions.

While the Portfolio may invest in companies of any size, it generally invests in medium to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets.

The Portfolio uses a top-down investment style when choosing securities to purchase. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analysis of individual companies. The Portfolio's investments are allocated among geographic regions or countries based on such factors as:

         o Relative economic growth potential of the various economies and securities markets

         o Political, financial, and social conditions influencing investment opportunities

         o Investor sentiment

         o Prevailing interest rates and expected levels of inflation

         o Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)

         o Quality management and equity ownership by executives

         o A unique competitive advantage (e.g., market share, proprietary products)

         o Market liquidity

         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.


The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities, in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the International Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity accounts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1994                     1.32%
1995                    11.34%
1996                     7.08%
1997                     8.35%
1998                    15.81%


Best quarter return: 17.81% - quarter ended 12/31/98
Worst quarter return: -16.76% - quarter ended 9/30/98

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                ONE     FIVE   SINCE INCEPTION
                                                YEAR    YEARS      5/3/93
                                              -------  ------- ---------------
Seligman Henderson International Portfolio     15.81%    8.67%      10.20%

MSCI EAFE Index                                20.33     9.50        9.88(1)

Lipper International Funds Average             12.80     7.78       10.16(1)

The Morgan Stanley Capital International EAFE(Europe, Australasia, Far East) Index (MSCIEAFEIndex) and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCIEAFEIndex excludes the effect of fees and sales charges.

(1) From April 30, 1993.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Mr. Iain C. Clark, Chief Investment Officer of Henderson Investment Management Limited, is a Vice President of the Fund and has been Portfolio Manager of the International Portfolio since its inception. Mr. Clark has been a Director and Senior Portfolio Manager of Henderson plc and Director of Henderson International, Ltd. since 1985. He has been Secretary, Treasurer and Vice President of Henderson International, Inc. since 1991. Mr. Clark also co-manages the Seligman Henderson Global Smaller Companies Portfolio of the Fund; and he manages Seligman Henderson International Fund and co-manages Seligman Henderson Global Smaller Companies Fund, two series of Seligman Henderson Global Fund Series, Inc.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is to produce maximum current income.

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio has a fundamental policy that requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.


The Portfolio invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard and Poor's Rating Service (S&P)). The Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).


The Portfolio uses a bottom-up security selection process. This means the investment manager concentrates first on individual company fundamentals, before industry considerations. The investment manager then looks at the particular bond characteristics of the securities considered for purchase. In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

         o Strong operating cash flow and margins

         o Improving financial ratios (i.e., creditworthiness)


         o Leadership in market share or other competitive advantage


         o Superior management

         o Attractive relative pricing

The Portfolio will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Portfolio may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.


The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Portfolio may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. While the Portfolio favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional bonds).

SELIGMAN HIGH-YIELD BOND PORTFOLIO

PRINCIPAL RISKS

The Portfolio's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Portfolio. The types of securities in which the Portfolio invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Portfolio are discussed below.


Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Portfolio invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.


An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Portfolio's bonds and notes will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Portfolio difficulties in valuing and selling its securities.


Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.


"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Portfolio will result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio. Additionally, because they do not pay current income, they will detract from the Portfolio's objective of producing maximum current income.


The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the High-Yield Bond Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.


The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity contracts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1996               14.62%
1997               15.09%
1998                1.02%


Best quarter return: 6.28% - quarter ended 6/30/97
Worst quarter return: -0.45% - quarter ended 3/31/97

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                 ONE         SINCE INCEPTION
                                                 YEAR             5/1/95
                                                -------     -------------------
Seligman High-Yield Bond Portfolio               1.02%            10.25%

Merrill Lynch High Yield Master Index            3.66             10.36(1)

Lipper High Current Yield                       -0.30              9.63(1)

The Lipper High Current Yield and the Merrill Lynch High Yield Master Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges.

(1) From April 30, 1995.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The High-Yield Bond Portfolio is managed by the Seligman High-Yield Team, headed by Mr. Daniel J. Charleston. Mr. Charleston, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the High-Yield Portfolio since its inception. Mr. Charleston joined Seligman in 1987 as an Assistant Portfolio Manager. He became Vice President, Investment Officer in August 1991, and Managing Director in January 1996. Mr. Charleston also manages Seligman High-Yield Bond Series, a series of Seligman High Income Fund Series.

SELIGMAN INCOME PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objectives are high current income consistent with what is believed to be prudent risk of capital and the possibility of improvement in income over time.

The Portfolio uses the following principal strategies to seek its objectives:


The Portfolio invests at least 80% of its assets in income-producing securities. The Portfolio has a fundamental policy that, at all times, it must invest at least 25% of the value of its gross assets in cash, bonds and/or preferred stocks.

Subject to these requirements, the Portfolio may invest in many different types of securities. Income-producing securities in which the Portfolio may invest include money market instruments, fixed-income securities (such as notes, bonds, debentures, and preferred stock), US Government securities, collateralized mortgage obligations, senior securities convertible into common stocks, common stocks, and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio's investment objectives and are diversified among many different types of securities and market sectors.


The Portfolio allocates its assets between equity securities and fixed-income securities. If equity valuations become excessive, then the Portfolio will invest more of its assets in fixed-income securities.

Equity securities are chosen for purchase by the Portfolio using a bottom-up stock selection approach. This means the investment manager concentrates on individual company fundamentals, rather than on a particular industry. The Portfolio maintains a disciplined investment process that focuses on downside risk as well as upside potential. The Portfolio seeks to purchase strong, well-managed companies, generally large US companies, which have the potential for solid earnings growth and dividend increases. The investment manager looks to identify companies that it believes offer attractive dividend yields relative to the market and, typically, that display relatively low valuations.

Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.


The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

SELIGMAN INCOME PORTFOLIO

PRINCIPAL RISKS


A significant portion of the Portfolio's assets is generally invested in common stocks. Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net assets value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


While the Portfolio maintains exposure to varied industry sectors over the longer term, it may invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Stocks of large US companies, like those in which the Portfolio may invest, are experiencing an extended period of strong performance. However, if investor sentiment changes, the value of large company stocks may decline. This could have an adverse effect on the Portfolio's yield, net assets value, and total return.

The portion of the Portfolio's assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.


Changes in market interest rates will affect the value of the fixed-income securities held by the Portfolio. In general, the market value of fixed-income securities move in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. Long-term securities are generally more sensitive to changes in interest rates, and therefore subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Portfolio may affect the Portfolio's net asset value. The extent to which the Portfolio is affected will depend on the percentage of the Portfolio's assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN INCOME PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Income Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges associated with variable annuity contracts. If these expenses were included, the returns would be less. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                              ANNUAL TOTAL RETURNS

         [The following table represents a chart in the printed piece.]

1989                   14.61%
1990                   -6.10%
1991                   30.89%
1992                   15.72%
1993                   12.37%
1994                   -5.96%
1995                   17.98%
1996                    6.66%
1997                   14.02%
1998                    7.76%


Best quarter return: 11.26% - quarter ended 3/31/91
Worst quarter return: -9.94% - quarter ended 9/30/90

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                           ONE       FIVE        TEN
                                           YEAR      YEARS       YEARS
                                         -------    -------     -------
Seligman Income Portfolio                  7.76%      7.77%     10.29%

S&P 500 Index                             28.58      24.06      19.21

Lehman Brothers Aggregate Bond Index       8.69       7.27       9.26

Lipper Income Funds Average                7.85      10.68      11.61

The Lipper Income Funds Average, the Lehman Brothers Aggregate Bond Index, and the S&P 500 Index are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The S&P 500 Index and the Lehman Brothers Aggregate Index exclude the effect of fees and sales charges.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Income Portfolio is managed by the Seligman Growth and Income Team, headed by Mr. Charles C. Smith, Jr. Mr. Smith, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Income Portfolio since December 1991. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He became Senior Vice President, Senior Investment Officer in 1992, and Managing Director in January 1994. Mr. Smith also manages the Common Stock Portfolio of the Fund; and he manages Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc.

Mr. Rodney D. Collins, Senior Vice President, Investment Officer of Seligman since January 1999, co-manages the Income Portfolio. Mr. Collins joined Seligman in 1992 as an Investment Associate, and was named a Vice President, Investment Officer in January 1995. Mr. Collins also co-manages the Common Stock Portfolio of the Fund; and he co-manages Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc.

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES


The Portfolio's objectives are longer-term growth in capital value.

The Portfolio uses the following principal strategies to seek these objectives:

----------------------------------------
LARGE COMPANIES:
COMPANIES WITH MARKET CAPITALIZATIONS,
AT THE TIME OF PURCHASE BY THE
PORTFOLIO, OF $5 BILLION OR MORE.
----------------------------------------

Generally, the Portfolio invests primarily in the common stock of large US companies, selected for their growth prospects. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The investment manager favors a low ratio of debt to total capital. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display one or more of the following:

         o Proven track record

         o Strong management

         o Multiple product lines

         o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

         o Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

Although the Portfolio generally concentrates its investment in common stocks, it may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

The Fund's Board of Directors may change the parameters by which "large companies" are defined if they conclude such a change is appropriate.

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Large-Cap Growth Portfolio is a new portfolio. Therefore, no performance information is provided.

PORTFOLIO MANAGEMENT

The Large-Cap Growth Portfolio is managed by the Seligman Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Large-Cap Growth Portfolio since its inception. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Capital Portfolio and co-manages the Global Growth Opportunities Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and co-manages Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc.

SELIGMAN LARGE-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is long-term capital appreciation.

The Portfolio uses the following principal strategies to pursue its objective:

The Portfolio generally invests at least 65% of its total assets in the common stocks of "value" companies with large market capitalization ($2 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

-------------------------------------
VALUE COMPANIES:
THOSE COMPANIES BELIEVED BY THE
INVESTMENT MANAGER TO BE UNDERVALUED,
EITHER HISTORICALLY, BY THE MARKET,
OR BY THEIR PEERS.
-------------------------------------


         o A low price-to-earnings and/or low price-to-book ratio

         o Positive change in senior management

         o Positive corporate restructuring

         o Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believe doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Portfolio invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if they conclude such a change is appropriate.

SELIGMAN LARGE-CAP VALUE PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Large-Cap Value Portfolio commenced operations on May 1, 1998 and has not completed a full calendar year's performance. Therefore, no performance information is provided for the Portfolio.

PORTFOLIO MANAGEMENT

The Large-Cap Value Portfolio is managed by the Seligman Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen joined Seligman in January 1998 as a Managing Director. He is a Vice President of the Fund and has been Portfolio Manager of the Large-Cap Value Portfolio since its inception. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management. Mr. Eigen also manages the Seligman Small-Cap Value Portfolio of the Fund; and he manages the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

Mr. Richard S. Rosen co-manages the Large-Cap Value Portfolio. Mr. Rosen joined Seligman in January 1998 as a Senior Vice President, Investment Officer. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management. Mr. Rosen also co-manages the Seligman Small-Cap Value Portfolio of the Fund; and he co-manages the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

SELIGMAN SMALL-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Portfolio's objective is long-term capital appreciation.

The Portfolio uses the following principal strategies to pursue its objective:

The Portfolio generally invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization (up to $1 billion) at the time of purchase by the Portfolio.

-------------------------------------
VALUE COMPANIES:
THOSE COMPANIES BELIEVED BY THE
INVESTMENT MANAGER TO BE UNDERVALUED,
EITHER HISTORICALLY, BY THE MARKET,
OR BY THEIR PEERS.
-------------------------------------

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

         o A low price-to-earnings and/or low price-to-book ratio

         o Positive change in senior management

         o Positive corporate restructuring

         o Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believe doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.


The Portfolio invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if they conclude such a change is appropriate.

SELIGMAN SMALL-CAP VALUE PORTFOLIO

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest more heavily in certain industries which the investment manager believes to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Small-Cap Value Portfolio commenced operations on May 1, 1998 and has not completed a full calendar year's performance. Therefore, no performance information is provided for the Portfolio.

PORTFOLIO MANAGEMENT

The Small-Cap Value Portfolio is managed by the Seligman Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen joined Seligman in January 1998 as a Managing Director. He is a Vice President of the Fund and has been Portfolio Manager of the Small-Cap Value Portfolio since its inception. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management. Mr. Eigen also manages the Seligman Large-Cap Value Portfolio of the Fund; and he manages the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

Mr. Richard S. Rosen co-manages the Small-Cap Value Portfolio. Mr. Rosen joined Seligman in January 1998 as a Senior Vice President, Investment Officer. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management. Mr. Rosen also co-manages the Seligman Large-Cap Value Portfolio of the Fund; and he co-manages the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

MANAGEMENT OF THE FUND


The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for each of the Fund's Portfolios, including making purchases and sales of securities for the Portfolios, consistent with each Portfolio's investment objectives and strategies, and administers each Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.1 billion in assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999 of approximately $9.6 billion.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows:

                                                                                                      MANAGEMENT FEE RATE
                                                                       MANAGEMENT FEE RATE                 PAID FOR
                                                                        AS A % OF AVERAGE                PERIOD ENDED
                                                                        DAILY NET ASSETS               DECEMBER 31, 1998
                                                                      --------------------           ---------------------
Seligman Bond Portfolio                                                       .40%                           .40%
Seligman Capital Portfolio                                                    .40%                           .40%
Seligman Cash Management Portfolio                                            .40%                            --*
Seligman Common Stock Portfolio                                               .40%                           .40%
Seligman Communications and Information Portfolio                             .75%                           .75%
Seligman Frontier Portfolio                                                   .75%                           .75%
Seligman Henderson Global Growth Opportunities Portfolio                      1.00%                          1.00%
Seligman Henderson Global Smaller Companies Portfolio                         1.00%                          1.00%
Seligman Henderson Global Technology Portfolio                                1.00%                          1.00%
Seligman Henderson International Portfolio                                    1.00%                          1.00%
Seligman High-Yield Bond Portfolio                                            .50%                           .50%
Seligman Income Portfolio                                                     .40%                           .40%
Seligman Large-Cap Growth Portfolio                                 .70% on first $1 billion;                N/A**
                                                                    .65% on next $1 billion;
                                                                         .60% thereafter

Seligman Large-Cap Value Portfolio                                 .80% on first $500 million;               .80%
                                                                   .70% on next $500 million;
                                                                         .60% thereafter

Seligman Small-Cap Value Portfolio                                1.00% on first $500 million;               1.00%
                                                                   .90% on next $500 million;
                                                                         .80% thereafter


  *Seligman voluntarily waived its management fee for the Seligman Cash
   Management Portfolio. There is no assurance that Seligman will continue this policy in the future.

 **Seligman Large-Cap Growth Portfolio is a new Portfolio.


THE FUND'S SUBADVISER

The Fund's subadviser is Henderson Investment Management Limited (HIML), 3 Finsbury Avenue, London EC2M 2PA. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. HIML provides investment advice, research and assistance with respect to the non-US investments of each of the Seligman Henderson Portfolios of the Fund.

Seligman pays HIML a fee for its services in respect of each Seligman Henderson Portfolio based on the assets under HIML's supervision. This fee does not affect the fees paid by any Portfolio.

Prior to July 1, 1998, Seligman Henderson Co. served as subadviser to the Fund. Seligman Henderson Co. was founded in 1991 as a general partnership between Seligman and Henderson International, Inc., a wholly owned subsidiary of Henderson plc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.


In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

EURO CONVERSION

On January 1, 1999, 11 of the 15 member countries in the European Union adopted the "euro" as a common legal currency. For European issuers, and other entities with significant markets or operations in Europe (whether or not in the participating countries), the euro conversion may create strategic challenges as these entities adapt to a single transnational currency.


The Fund, Seligman, and HIML are monitoring the changing marketplace in Europe to seek to identify investment opportunities created by the euro and avoid investments that may adversely affect the performance of any Portfolio. Despite these efforts, a Portfolio's performance may be adversely affected if the issuers of securities that are purchased, held, or sold by the Portfolio do not adapt to the potential changes in the European marketplace as a result of the euro. For example, the euro will likely result in greater price transparency (making it more difficult for businesses to charge different prices for the same products on a country-by-country basis), thereby creating a more competitive marketplace in Europe. As a result, European issuers and other issuers with significant markets or operations in Europe (whether or not in the participating countries), may be adversely affected if they do not respond to this new competitive marketplace by cutting costs and streamlining operations. Further, any participating country may opt out of the euro within the first three years. A participating country may decide to opt out of the euro for several reasons, including high unemployment, lack of economic growth, or frustration with the lack of unity in the participating countries' economies. The risk of one or more participating countries opting out of the euro is enhanced by the participating countries' lack of control over their own monetary policies as they have delegated this function to the European Central Bank. Issuers in a participating country, as well as other issuers globally, may be adversely impacted in the event that a participating country terminates its participation in the euro or the euro itself collapses due to disagreements among the governments of the participating countries.

SHAREHOLDER INFORMATION


PRICING OF FUND SHARES


When you buy or sell shares, you do so at the applicable Portfolio's net asset value (NAV) next calculated after your request is received by Canada Life or MBL Life. If your purchase or sell request is received by Canada Life or MBL Life by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), it will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by Canada Life or MBL Life after the close of regular trading on the NYSE, your request will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of each Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by each Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO PURCHASE AND SELL SHARES

Shares of the Fund's Portfolios are offered only to Canada Life Accounts and Seligman Mutual Benefit Plan. Shares of some Portfolios of the Fund may not be offered to all Canada Life Accounts. Additionally, MBL Life no longer accepts applications for new contracts nor will it accept additional purchase payments under existing contracts.


Canada Life Accounts and Seligman Mutual Benefit Plan are sold subject to certain fees and charges. These fees and charges are described in the prospectuses or disclosure documents for the Canada Life Accounts and Seligman Mutual Benefit Plan, which should be read together with this Prospectus.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


Dividends and capital gain distributions from each of the Portfolios, except the Seligman Cash Management Portfolio, will be declared and paid annually and will be reinvested in additional shares (at net asset value) of the Portfolio that declared such dividend or capital gain distribution. Dividends on the Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional shares of this Portfolio; it is not expected that this Portfolio will realize capital gains.


TAXES

The Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity for income tax purposes.

Dividends or capital gain distributions are generally not currently taxable to owners of the Canada Life Accounts or Seligman Mutual Benefit Plan. Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses or disclosure documents of the Canada Life Accounts or Seligman Mutual Benefit Plan.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand each Portfolio's financial performance for the past five years or, if less than five years, the period of the Portfolio's operations. Certain information reflects financial results for a single share of a Portfolio that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio. Total returns do not reflect the effect of any administration fees or sales charges associated with variable annuity accounts. Ernst & Young llp, independent auditors, have audited this information. Their report, along with each Portfolio's financial statements, is included in the Fund's annual report, which is available upon request.

SELIGMAN BOND PORTFOLIO
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                   1998          1997            1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year .............. $10.24          $9.89         $10.44          $9.27        $10.11
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income** .......................   0.59           0.54           0.56           0.61          0.50
  Net gains or losses on securities (both
  realized and unrealized) ......................   0.25           0.35          (0.55)          1.17         (0.84)
                                                   -----          -----          -----          -----         -----
Total from investment operations ................   0.84           0.89           0.01           1.78         (0.34)
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends (from net

  investment income) ............................  (0.59)         (0.54)         (0.56)         (0.61)        (0.50)
  Distributions (from capital gains) ............  (0.11)            --             --             --            --
                                                   -----          -----          -----          -----         -----
Total distributions .............................  (0.70)         (0.54)         (0.56)         (0.61)        (0.50)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year .................... $10.38         $10.24         $ 9.89         $10.44        $ 9.27
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ...................................  8.20%          8.98%          0.09%         19.18%       (3.39)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) .......... $7,320         $7,232         $5,015         $4,497        $3,606
Ratio of expenses to average net assets** .......  0.60%          0.60%          0.60%          0.60%         0.60%
Ratio of net income to average
  net assets** ..................................  5.58%          6.22%          5.97%          6.22%         5.12%
Portfolio turnover rate ......................... 73.31%        170.12%        199.74%        114.42%       237.23%



SELIGMAN CAPITAL PORTFOLIO
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                   1998          1997            1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year .............. $18.10         $16.01         $14.91         $12.70        $14.95
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income .........................   0.04           0.03           0.04           0.05          0.02
  Net gains or losses on securities (both
  realized and unrealized) ......................   3.89           3.35           2.12           3.39         (0.70)
                                                   -----          -----          -----          -----         -----
Total from investment operations ................   3.93           3.38           2.16           3.44         (0.68)
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends (from net

  investment income) ............................  (0.04)         (0.03)         (0.04)         (0.05)        (0.02)
  Distributions (from capital gains) ............  (1.18)         (1.26)         (1.02)         (1.18)        (1.55)
                                                   -----          -----          -----          -----         -----
Total distributions .............................  (1.22)         (1.29)         (1.06)         (1.23)        (1.57)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year .................... $20.81         $18.10         $16.01         $14.91        $12.70
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ................................... 22.19%         21.31%         14.51%         27.17%       (4.59)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ..........$24,141        $20,400        $14,313         $9,294        $5,942
Ratio of expenses to average net assets .........  0.60%          0.60%**        0.59%          0.60%**       0.60%**
Ratio of net income to average
  net assets ....................................  0.19%          0.16%**        0.29%          0.32%**       0.10%**
Portfolio turnover rate .........................130.86%         93.97%         88.78%        122.20%        67.39%

--------------------------------------------------------------------------------
  * Per share amounts are calculated based on average shares outstanding.

 ** Seligman voluntarily reimburses expenses (excluding its management fee) that exceed .20% per annum of the Portfolio's average daily net assets. These amounts reflect the effect of these waivers and/or reimbursements. There is no assurance that Seligman will continue this policy in the future.


SELIGMAN CASH MANAGEMENT PORTFOLIO
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                   1998          1997            1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of year .............. $1.000         $1.000         $1.000         $1.000        $1.000
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income** .......................  0.053          0.054          0.053          0.055         0.040
                                                   -----          -----          -----          -----         -----
Total from investment operations ................  0.053          0.054          0.053          0.055         0.040
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends (from net
  investment income) ............................ (0.053)        (0.054)        (0.053)        (0.055)       (0.040)
                                                   -----          -----          -----          -----         -----
Total distributions ............................. (0.053)        (0.054)        (0.053)        (0.055)       (0.040)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year .................... $1.000         $1.000         $1.000         $1.000        $1.000
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ...................................  5.42%          5.52%          5.43%          5.60%         4.03%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ..........$10,520         $8,635         $9,755         $7,800        $3,230
Ratio of expenses to average net assets**             --             --             --             --            --
Ratio of net income to average
  net assets** ..................................  5.30%          5.39%          5.30%          5.48%         3.98%



SELIGMAN COMMON STOCK PORTFOLIO
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                   1998          1997            1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year .............. $16.28         $15.92         $15.44         $13.78        $14.98
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income .........................   0.29           0.33           0.34           0.35          0.37**
  Net gains or losses on securities (both
  realized and unrealized) ......................   3.61           3.01           2.79           3.40         (0.36)
                                                   -----          -----          -----          -----         -----
Total from investment operations ................   3.90           3.34           3.13           3.75          0.01
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends (from net

  investment income) ............................  (0.31)         (0.32)         (0.34)         (0.35)        (0.39)
  Distributions (from capital gains) ............  (1.24)         (2.66)         (2.31)         (1.74)        (0.82)
                                                   -----          -----          -----          -----         -----
Total distributions .............................  (1.55)         (2.98)         (2.65)         (2.09)        (1.21)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year .................... $18.63         $16.28         $15.92         $15.44        $13.78
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ................................... 24.16%         21.31%         20.08%         27.28%         0.04%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ..........$62,588        $50,737        $37,168        $28,836       $20,168
Ratio of expenses to average net assets .........  0.52%          0.53%          0.53%          0.54%         0.60%**
Ratio of net income to average
  net assets ....................................  1.61%          1.92%          1.99%          2.42%         2.45%**
Portfolio turnover rate ......................... 55.55%         80.13%         50.33%         55.48%        15.29%

------------------------------------------------------------------------------
 * Per share amounts are calculated based on average shares outstanding.

** Seligman voluntarily waives its management fee and reimburses all expenses for the Cash Management Portfolio; and reimburses expenses (excluding its management fee) that exceed .20% per annum of the Common Stock Portfolio's average daily net assets. These amounts reflect the effect of these waivers and/or reimbursements. There is no assurance that Seligman will continue this policy in the future.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
                                                                YEAR ENDED DECEMBER 31,                     10/11/94+
                                                 ----------------------------------------------------         TO
                                                    1998          1997           1996           1995        12/31/94
                                                   -----          -----          -----          -----       --------
PER SHARE DATA:*
Net asset value, beginning of period ...........  $13.09         $14.69         $13.50         $10.44        $10.00
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income ........................   (0.08)         (0.08)         (0.04)         (0.13)        (0.02)**
  Net gains or losses on securities (both
  realized and unrealized) .....................    4.81           3.13           1.23           4.15          0.46
                                                   -----          -----          -----          -----         -----
Total from investment operations ...............    4.73           3.05           1.19           4.02          0.44
                                                   -----          -----          -----          -----         -----
Less distributions:

  Distributions (from capital gains) ...........   (0.68)         (4.65)            --          (0.96)           --
                                                   -----          -----          -----          -----         -----
Total distributions ............................   (0.68)         (4.65)            --          (0.96)           --
                                                   -----          -----          -----          -----         -----
Net asset value, end of period .................  $17.14         $13.09         $14.69         $13.50        $10.44
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ..................................  36.49%         22.22%          8.81%         38.55%         4.40%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) .......$122,279        $87,633        $60,645        $38,442          $495
Ratio of expenses to average net assets ........   0.87%          0.87%          0.87%          0.95%         0.95%++**
Ratio of net income to average
  net assets ................................... (0.56)%        (0.49)%        (0.32)%        (0.89)%       (0.95)%++**

Portfolio turnover rate ........................ 132.57%        277.14%        167.20%         96.62%          --



SELIGMAN FRONTIER PORTFOLIO
                                                                YEAR ENDED DECEMBER 31,                     10/11/94+
                                                 ----------------------------------------------------         TO
                                                   1998          1997            1996           1995        12/31/94
                                                   -----          -----          -----          -----        ------
PER SHARE DATA:*

Net asset value, beginning of period ...........  $15.78         $14.98         $13.56         $10.58        $10.00
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income ........................   (0.08)         (0.08)         (0.06)         (0.07)**      (0.01)**
  Net gains or losses on securities (both
  realized and unrealized) .....................   (0.15)          2.47           3.28           3.58          0.59
                                                   -----          -----          -----          -----         -----
Total from investment operations ...............   (0.23)          2.39           3.22           3.51          0.58
                                                   -----          -----          -----          -----         -----
Less distributions:

  Distributions (from capital gains) ...........      --          (1.59)         (1.80)         (0.53)           --
                                                   -----          -----          -----          -----         -----
Total distributions ............................      --          (1.59)         (1.80)         (0.53)           --
                                                   -----          -----          -----          -----         -----
Net asset value, end of period .................  $15.55         $15.78         $14.98         $13.56        $10.58
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: .................................. (1.46)%         16.33%         23.93%         33.28%         5.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) ....... $39,148        $42.973        $31,672        $12,476          $169
Ratio of expenses to average net assets ........   0.92%          0.89%          0.92%          0.95%**       0.95%++**
Ratio of net income to average
  net assets ................................... (0.51)%        (0.49)%        (0.37)%        (0.55)%**     (0.70)%++**
Portfolio turnover rate ........................  86.52%        101.68%        119.74%        106.48%            --

--------------------------------------------------------------------------------
 * Per share amounts are calculated based on average shares outstanding.

** Seligman voluntarily reimburses expenses (excluding its management fee) that exceed .20% per annum of the Portfolio's average daily net assets. These amounts reflect the effect of these waivers. There is no assurance that Seligman will continue this policy in the future.

 + Commencement of operations.
++ Annualized.


SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
                                                                               YEAR ENDED DECEMBER 31,     5/1/96+
                                                                               ----------------------         TO
                                                                                 1998           1997        12/31/96
                                                                                 -----          -----        ------
PER SHARE DATA:*

Net asset value, beginning of period .........................................  $11.03          $9.91        $10.00
                                                                                 -----          -----         -----
Income from investment operations:

  Net investment income** ....................................................   (0.01)          0.01          0.01
  Net gains or losses on securities (both realized and unrealized) ...........    2.25           1.79          0.02
  Net gains or losses on foreign currency transactions
    (both realized and unrealized) ...........................................    0.14          (0.56)        (0.11)
                                                                                 -----          -----         -----
Total from investment operations .............................................    2.38           1.24         (0.08)
                                                                                 -----          -----         -----
Less distributions:

  Dividends (from net investment income) .....................................      --             --         (0.01)
  Distributions (from capital gains) .........................................   (0.08)         (0.12)           --
                                                                                 -----          -----         -----
Total distributions ..........................................................   (0.08)         (0.12)        (0.01)
                                                                                 -----          -----         -----
Net asset value, end of period ...............................................  $13.33         $11.03        $ 9.91
                                                                                 =====          =====         =====
TOTAL RETURN: ................................................................   21.60%         12.57%        (0.78)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) .....................................  $8,643         $5,449        $1,590
Ratio of expenses to average net assets** ....................................   1.40%          1.40%         1.40%+++
Ratio of net income to average net assets** .................................. (0.06)%          0.01%         0.37%+++
Portfolio turnover rate ......................................................  48.99%         77.85%        12.99%


SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                                                                YEAR ENDED DECEMBER 31,                     10/11/94++
                                                 ------------------------------------------------------         TO
                                                   1998           1997            1996           1995        12/31/94
                                                   -----          -----          -----          -----        --------
PER SHARE DATA:*

Net asset value, beginning of period ...........  $12.98         $12.87         $11.67         $10.31        $10.00
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income** ......................   (0.01)          0.02           0.02           0.05          0.06
  Net gains or losses on securities (both
    realized and unrealized) ...................    1.02           1.17           2.31           2.04          0.26
  Net gains or losses on
    foreign currency transactions
    (both realized and unrealized) .............   (0.17)         (0.75)         (0.16)         (0.30)         0.03
                                                   -----          -----          -----          -----         -----
Total from investment operations ...............    0.84           0.44           2.17           1.79          0.35
                                                   -----          -----          -----          -----         -----
Less distributions:

  Dividends (from net investment income) .......      --          (0.02)         (0.02)         (0.05)        (0.04)
  Distributions (from capital gains) ...........   (0.20)         (0.31)         (0.95)         (0.38)           --
                                                   -----          -----          -----          -----         -----
Total distributions ............................   (0.20)         (0.33)         (0.97)         (0.43)        (0.04)
                                                   -----          -----          -----          -----         -----
Net asset value, end of period .................  $13.62         $12.98         $12.87         $11.67        $10.31
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ..................................   6.58%          3.43%         18.66%         17.38%         3.53%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) ....... $20,814        $20,505        $16,876         $4,837          $132
Ratio of expenses to average net assets** ......   1.40%          1.40%          1.40%          1.39%         1.20%+++
Ratio of net income to average
  net assets** ................................. (0.06)%          0.24%          0.23%          0.64%         3.14%+++
Portfolio turnover rate ........................  66.40%         64.81%         62.31%         55.65%            --

-------------------------------
  * Per share amounts are calculated based on average shares outstanding.

 ** Seligman and Seligman Henderson Co. (HIML for periods after 7/1/98) voluntarily waived a portion of the management fees and/or reimbursed expenses for the Portfolio. These amounts reflect the effect of these waivers and/or reimbursements. There is no assurance that Seligman or HIML will continue this policy in the future.

  + Commencement of operations.
 ++ Commencement of investment operations.

+++ Annualized.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                                                               YEAR ENDED DECEMBER 31,      5/1/96+
                                                                               ------------------------       TO
                                                                                 1998           1997        12/31/96
                                                                                 -----          -----        ------
PER SHARE DATA:*

Net asset value, beginning of period ........................................   $10.59         $10.32        $10.00
                                                                                 -----          -----         -----
Income from investment operations:

  Net investment income** ...................................................    (0.05)          0.01            --
  Net gains or losses on securities (both realized and unrealized) ..........     3.81           2.15          0.30
  Net gains or losses on foreign currency transactions
    (both realized and unrealized) ..........................................     0.11          (0.19)         0.10
                                                                                 -----          -----         -----
Total from investment operations ............................................     3.87           1.97          0.40
                                                                                 -----          -----         -----
Less distributions:
  Dividends (from net investment income) ....................................       --          (0.01)           --
  Distributions (from capital gains) ........................................    (0.61)         (1.69)        (0.08)
                                                                                 -----          -----         -----
Total distributions .........................................................    (0.61)         (1.70)        (0.08)
                                                                                 -----          -----         -----
Net asset value, end of period ..............................................   $13.85         $10.59        $10.32
                                                                                 =====          =====         =====
TOTAL RETURN: ...............................................................   36.80%         19.53%         4.01%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) ....................................   $6,130         $3,686        $1,364
Ratio of expenses to average net assets** ...................................    1.40%          1.40%         1.40%++
Ratio of net income to average net assets** .................................  (0.43)%          0.12%         0.60%++
Portfolio turnover rate .....................................................   82.27%        167.36%        45.04%



SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
                                                                   YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                   1998          1997            1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year .............  $13.54         $12.96         $12.39         $11.34        $11.37
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income** ......................    0.08           0.03           0.07           0.15          0.13
  Net gains or losses on securities (both
  realized and unrealized) .....................    1.90           2.11           1.13           0.90         (0.31)
  Net gains or losses on
  foreign currency transactions
  (both realized and unrealized) ...............    0.16          (1.06)         (0.32)          0.24          0.33
                                                   -----          -----          -----          -----         -----
Total from investment operations ...............    2.14           1.08           0.88           1.29          0.15
                                                   -----          -----          -----          -----         -----
Less distributions:

  Dividends (from net investment income) .......   (0.15)         (0.03)         (0.07)         (0.15)        (0.06)
  Distributions (from capital gains) ...........   (0.16)         (0.47)         (0.24)         (0.09)        (0.12)
                                                   -----          -----          -----          -----         -----
Total distributions ............................   (0.31)         (0.50)         (0.31)         (0.24)        (0.18)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year ...................  $15.37         $13.54         $12.96         $12.39        $11.34
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ..................................  15.81%          8.35%          7.08%         11.34%         1.32%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) .........  $9,893         $9,182         $7,242         $4,183        $1,776
Ratio of expenses to average net assets** ......   1.40%          1.40%          1.40%          1.35%         1.20%
Ratio of net income to average net assets** ....   0.52%          0.43%          0.70%          1.01%         1.17%
Portfolio turnover rate ........................  75.81%         89.43%         48.53%         41.40%        47.34%

--------------------------------
  * Per share amounts are calculated based on average shares outstanding.

 ** Seligman and Seligman Henderson Co. (HIML for periods after 7/1/98) voluntarily waived a portion of the management fees and/or reimbursed expenses for the Portfolio. These amounts reflect the effect of these waivers and/or reimbursements. There is no assurance that Seligman or HIML will continue this policy in the future.

  + Commencement of operations.
 ++ Annualized.

SELIGMAN HIGH-YIELD BOND PORTFOLIO
                                                                        YEAR ENDED DECEMBER 31,              5/1/95+
                                                                -------------------------------------          TO
                                                                 1998            1997           1996        12/31/95
                                                                  -----          -----          -----        ------
PER SHARE DATA:*

Net asset value, beginning of period ..........................  $11.87         $11.19         $10.50        $10.00
                                                                  -----          -----          -----         -----
Income from investment operations:

  Net investment income** .....................................    1.11           0.91           0.77          0.22
  Net gains or losses on securities (both
  realized and unrealized) ....................................   (0.99)          0.78           0.77          0.52
                                                                  -----          -----          -----         -----
Total from investment operations ..............................    0.12           1.69           1.54          0.74
                                                                  -----          -----          -----         -----
Less distributions:

  Dividends (from net investment income) ......................   (1.11)         (0.90)         (0.77)        (0.22)
  Distributions (from capital gains) ..........................   (0.01)         (0.11)         (0.08)        (0.02)
                                                                  -----          -----          -----         -----
Total distributions ...........................................   (1.12)         (1.01)         (0.85)        (0.24)
                                                                  -----          -----          -----         -----
Net asset value, end of period ................................  $10.87         $11.87         $11.19        $10.50
                                                                  =====          =====          =====         =====
TOTAL RETURN: .................................................   1.02%         15.09%         14.62%         7.37%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) ...................... $32,253        $23,268        $11,176        $3,009
Ratio of expenses to average net assets** .....................   0.70%          0.70%          0.70%         0.70%++
Ratio of net income to average net assets** ...................   9.60%          9.61%          9.77%         7.46%++
Portfolio turnover rate .......................................  43.13%         74.54%        117.01%        67.55%



SELIGMAN INCOME PORTFOLIO
                                                                       YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------
                                                   1998          1997            1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year .............  $10.80         $10.52         $10.56         $ 9.97        $11.38
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income** ......................    0.45           0.56           0.58           0.60          0.69
  Net gains or losses on securities (both
  realized and unrealized) .....................    0.38           0.91           0.13           1.19         (1.37)
                                                   -----          -----          -----          -----         -----
Total from investment operations ...............    0.83           1.47           0.71           1.79         (0.68)
                                                   -----          -----          -----          -----         -----
Less distributions:

  Dividends (from net investment income) .......   (0.46)         (0.55)         (0.58)         (0.60)        (0.73)
  Distributions (from capital gains) ...........   (0.16)         (0.64)         (0.17)         (0.60)           --
                                                   -----          -----          -----          -----         -----
Total distributions ............................   (0.62)         (1.19)         (0.75)         (1.20)        (0.73)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year ...................  $11.01         $10.80         $10.52         $10.56         $9.97
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: ..................................   7.76%         14.02%          6.66%         17.98%       (5.96)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ......... $14,582        $13,835        $13,717        $12,619       $10,050
Ratio of expenses to average net assets** ......   0.60%          0.60%          0.59%          0.60%         0.60%
Ratio of net income to average
  net assets** .................................   3.94%          4.71%          5.37%          5.55%         6.34%
Portfolio turnover rate ........................  70.45%         96.99%         19.59%         51.22%        29.76%

-----------------------------
  * Per share amounts are calculated based on average shares outstanding.

 ** Seligman voluntarily reimburses expenses (excluding its management fee) that exceed .20% per annum of the Portfolio's average daily net assets. These amounts reflect the effect of these reimbursements. There is no assurance that Seligman will continue this policy in the future.
  + Commencement of operations.
 ++ Annualized.

SELIGMAN LARGE-CAP VALUE PORTFOLIO
                                                                     5/1/98+
                                                                       TO
                                                                    12/31/98
                                                                    --------
PER SHARE DATA:*

Net asset value, beginning of period ............................... $10.00
                                                                      -----
Income from investment operations:
  Net investment income** ..........................................   0.04
  Net gains or losses on securities (both realized and unrealized) .  (0.07)
                                                                      -----
Total from investment operations ...................................  (0.03)
                                                                      -----
Less distributions:
  Dividends (from net investment income) ...........................  (0.04)
  Distributions (from capital gains) ...............................  (0.27)

                                                                      -----
Total distributions ................................................  (0.31)
                                                                      -----
Net asset value, end of period ..................................... $ 9.66
                                                                      =====
TOTAL RETURN: ......................................................(0.26)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) ........................... $3,845
Ratio of expenses to average net assets** ..........................  0.80%++
Ratio of net income to average net assets** ........................  1.11%++
Portfolio turnover rate ............................................ 65.82%



SELIGMAN SMALL-CAP VALUE PORTFOLIO
                                                                     5/1/98+
                                                                       TO
                                                                    12/31/98
                                                                    --------
PER SHARE DATA:*

Net asset value, beginning of period ............................... $10.00
                                                                      -----
Income from investment operations:
  Net investment income** ..........................................  (0.02)
  Net gains or losses on securities (both realized and unrealized) .  (1.73)
                                                                      -----
Total from investment operations ...................................  (1.75)
                                                                      -----
Less distributions:
  Distributions (from capital gains) ...............................  (0.94)
                                                                      -----
Total distributions ................................................  (0.94)
                                                                      -----
Net asset value, end of period ..................................... $ 7.31
                                                                      =====
TOTAL RETURN: ......................................................17.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ........................... $2,469
Ratio of expenses to average net assets** ..........................  1.00%++
Ratio of net income to average net assets** ........................(0.34)%++
Portfolio turnover rate ............................................ 73.87%

-----------------------------
  * Per share amounts are calculated based on average shares outstanding.

 ** Seligman voluntarily reimburses total expenses (including the management fee) that exceed .80% and 1.00%, respectively, of the Seligman Large-Cap Value and Seligman Small-Cap Value Portfolios. These amounts reflect the effect of these waivers. There is no assurance that Seligman will continue this policy in the future.

  + Commencement of operations
++  Annualized.

FOR MORE INFORMATION

--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2783 IN THE US OR (212) 850-1864 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL REPORTS CONTAIN ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED EACH PORTFOLIO'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

--------------------------------------------------------------------------------




                                 [SELIGMAN LOGO]


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-5221

                            SELIGMAN PORTFOLIOS, INC.

                       Statement of Additional Information
                                   May 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Portfolios, Inc. (the "Fund"), dated May 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

          Fund History.............................................  2
          Description of the Fund and its Investments and Risks....  2
          Management of the Fund................................... 15
          Investment Advisory and Other Services................... 20
          Brokerage Allocation and Other Practices................. 24
          Capital Stock and Other Securities....................... 25
          Purchase, Redemption, and Pricing of Shares.............. 26
          Taxation of the Fund..................................... 27
          Financial Statements..................................... 28
          General Information...................................... 28
          Appendix A .............................................. 29
          Appendix B .............................................. 32

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund. The Fund consists of the following fifteen separate and independent
Portfolios:

Seligman Bond Portfolio                                           Seligman Henderson Global Technology Portfolio
Seligman Capital Portfolio                                        Seligman Henderson International Portfolio
Seligman Cash Management Portfolio                                Seligman High-Yield Bond Portfolio
Seligman Common Stock Portfolio                                   Seligman Income Portfolio
Seligman Communications and Information Portfolio                 Seligman Large-Cap Growth Portfolio
Seligman Frontier Portfolio                                       Seligman Large-Cap Value Portfolio
Seligman Henderson Global Growth Opportunities Portfolio          Seligman Small-Cap Value Portfolio
Seligman Henderson Global Smaller Companies Portfolio

Shares of the Fund are currently provided as the investment medium for Canada Life of America Variable Annuity Account 1 (CLAVA-1), Canada Life of America Variable Annuity Account 2 (CLAVA-2), Canada Life of America Annuity Account 2 (CLAA-2), Canada Life of America Annuity Account 3 (CLAA-3), Canada Life of New York Variable Annuity Account 1 (CLNYVA-1) and Canada Life of New York Variable Annuity Account 2 (CLNYVA-2) (collectively, Canada Life Accounts), each of which is a separate account of either Canada Life Insurance Company of America or Canada Life Insurance Company of New York, (collectively, Canada Life). Shares of certain Portfolios of the Fund may not be offered to all Canada Life Accounts.

Shares of the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio are also provided as the investment medium for Mutual Benefit Variable Contract Account-9 (VCA-9 or Seligman Mutual Benefit Plan) established by MBL Life Assurance Corporation (MBL Life). However, MBL Life no longer accepts applications for contracts nor will it accept additional purchase payments under existing contracts.


CLAVA-1, CLAVA-2, CLNYVA-1 and CLNYVA-2 are each registered as a unit investment trust under the Investment Company Act of 1940 (1940 Act) and fund variable annuity contracts (VA Contracts) issued by Canada Life and distributed by Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.). CLAA-2 and CLAA-3 are not registered or regulated under the 1940 Act in reliance on the exemption provided in Section 3(c)(11) of the 1940 Act. CLAA-2 and CLAA-3 fund annuity contracts (CLAA contracts) issued by Canada Life and distributed by Seligman Advisors, Inc. which may be purchased only by pension or profit-sharing employee benefit plans that satisfy the requirements for qualification set forth in Section 401 of the Internal Revenue Code of 1986. VCA-9 is registered as a unit investment trust under the 1940 Act and funds variable annuity contracts (VCA-9 Contracts) issued by MBL Life.


Investment Strategies and Risks

The Prospectus discusses the investment objectives of each of the Fund's Portfolios and the policies each Portfolio employs to achieve its objectives. The following information regarding the Fund's Portfolios' investment policies supplements the information contained in the Prospectus.

Convertible Bonds


Each Portfolio, other than the Seligman Cash Management Portfolio, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, the investment manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management. In evaluating a convertible security, the investment manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case the investment manager would be forced to seek alternative investments. The Portfolio may invest in debt securities convertible into equity securities rated as low as CC by Standard & Poor's Rating Service (S&P) or Ca by Moody's Investors Service, Inc. (Moody's). Debt securities rated below investment grade (frequently referred to as "junk bonds") often have speculative characteristics and will be subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. A description of credit ratings and risks associated with lower-rated debt securities is set forth in Appendix A to this Prospectus. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in light of the Portfolio's investment objectives.

Derivatives

Each of the Portfolios, other than the Seligman Cash Management Portfolio and Seligman Bond Portfolio, may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Portfolio will not invest in derivatives for speculative purposes, i.e., where the derivative investment exposes the Portfolio to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.


A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The only types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, put options, and rights and warrants.

Forward Foreign Currency Exchange Contracts


Each of the Seligman Henderson Global Growth Opportunities Portfolio, the Seligman Henderson Global Smaller Companies Portfolio, the Seligman Henderson Global Technology Portfolio and the Seligman Henderson International Portfolio (collectively, the Seligman Henderson Portfolios) will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, the investment manager will limit forward currency contracts to not greater than 75% of a Portfolio's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, the Fund's subadviser may enter into forward currency contracts in excess of 75% of a Portfolio's position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Fund's subadviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities.


Except as set forth above and immediately below, each Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Fund's subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Fund's subadviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Put Options

Each Portfolio, other than the Seligman Cash Management Portfolio, the Seligman Bond Portfolio, and the Seligman High-Yield Bond Portfolio, may purchase put options in an attempt to provide a hedge against a decrease in the market price of an underlying security held by a Portfolio. A Portfolio will not purchase options for speculative purposes. Purchasing a put option gives a Portfolio the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since a Portfolio, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Portfolio would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When a Portfolio purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by a Portfolio, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. A Portfolio's maximum financial exposure will be limited to these costs.

A Portfolio may purchase both listed and over-the-counter put options. A Portfolio will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

A Portfolio's ability to engage in option transactions may be limited by tax considerations.

Rights and Warrants


Each Portfolio, other than the Seligman Cash Management Portfolio, Seligman Bond Portfolio and Seligman High-Yield Bond Portfolio, may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio's investment restrictions regarding such securities.

Each Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets of each Portfolio, other than the Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by each Portfolio in units or attached to securities may be deemed to have been purchased without cost.

Foreign Securities

Each of the Portfolios may invest up to 10% of its total assets in foreign securities (except the Seligman Henderson Portfolios, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the US. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Fund's subadviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the US. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation, (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Depositary Receipts

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts (ADRs), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts (EDRs) are typically traded in Europe. Global Depositary Receipts (GDRs) are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

IIliquid Securities

Each Portfolio, other than the Seligman Cash Management Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. Each Portfolio, other than the Seligman Cash Management Portfolio, may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Money Market Instruments

Each of the Portfolios, other than the Seligman Cash Management Portfolio, which intends to invest primarily in the money market instruments described below, may invest a portion of their assets in the following money market instruments.

US Government Obligations

US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations

Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities

Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.


Mortgage Related Securities

Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.


The Government National Mortgage Association (GNMA) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (FNMA), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (PCs), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.


Collateralized Mortgage Obligations. The Seligman Income Portfolio may invest in Collateralized Mortgage Obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or
(e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.


Repurchase Agreements

Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest.

Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The creditworthiness of such institutions will be reviewed and monitored under the general supervision of the Board of Directors. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.


When-Issued and Forward Commitment Securities

The Seligman Bond Portfolio and the Seligman High-Yield Bond Portfolio may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. Although the Seligman High-Yield Bond Portfolio will purchase a security on a when-issued or forward commitment basis only with the intention of actually acquiring the securities, the Portfolio may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, accounts for each Portfolio will be established with the Fund's custodian consisting of cash and/or liquid high-grade debt securities equal to the amount of each Portfolio's when-issued or forward commitment obligations; these accounts will be valued each day and additional cash and/or liquid high-grade debt securities will be added to an account in the event that the current value of the when-issued or forward commitment obligations increase. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities, or from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.


Short Sales

Each of the Seligman Henderson Portfolios may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

Lending of Portfolio Securities

Other than the Seligman Cash Management Portfolio, each of the Portfolios may lend portfolio securities to broker/dealers, banks or other institutional borrowers, provided that securities loaned by each of the Seligman Henderson Portfolios may not exceed 33 1/3% of the Portfolios' total assets taken at market value. The Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower's collateral.

Borrowing

Except as noted below, a Portfolio may borrow money only from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of that Portfolio. In addition, the Seligman Frontier Portfolio, the Seligman High-Yield Bond Portfolio, the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Value Portfolio will not purchase additional portfolio securities if such Portfolios have outstanding borrowings in excess of 5% of the value of their total assets.

The Seligman Capital Portfolio, the Seligman Common Stock Portfolio, the Seligman Communications and Information Portfolio, the Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Value Portfolio may from time to time borrow money in order to purchase securities. Borrowings may be made only from banks and each of these Portfolios may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing, or pledge more than 10% (15% for the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Value Portfolio) of its total assets, taken at cost, to secure the borrowing. Current asset value coverage of three times any amount borrowed by the respective Portfolio is required at all times. Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce the Portfolio's net investment income in any given period. Any gain in the value of securities purchased with money borrowed to an amount in excess of amounts borrowed plus interest would cause the net asset value of the Portfolio's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased to an amount below the amount borrowed plus interest would cause the net asset value to decrease more than would otherwise be the case.

Each of the Seligman Henderson Portfolios may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio's total assets and will be made at prevailing interest rates.


Except as otherwise specifically noted above, each of the Fund's Portfolios' investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio's outstanding voting securities.


Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions No. 1 through 9 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions No. 10 through 16 may be changed by the Fund's Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1. Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% (15% for the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Value Portfolio) of the value of the total assets of the Portfolio; except that the Seligman Capital Portfolio, Seligman Common

     Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio may borrow to purchase securities provided that such borrowings are made only from banks, do not exceed one-third of the respective Portfolio's net assets (taken at market) and are secured by not more than 10% (15% for the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Value Portfolio) of such assets (taken at cost); except that the Seligman Frontier Portfolio, the Seligman High-Yield Bond Portfolio, the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets; and except that each of the Seligman Henderson Portfolios may borrow money from banks to purchase securities in amounts not in excess of 5% of its total assets.

2. Mortgage, pledge or hypothecate any of its assets, except to secure borrowings permitted by paragraph 1 and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with
     (a) the purchase or sale of covered options (including stock index options), (b) the purchase or sale of interest rate or stock index futures contracts or options on such contracts by any of the Fund's Portfolios otherwise permitted to engage in transactions involving such instruments or
     (c) in connection with the Fund's purchase of fidelity insurance and errors and omissions insurance, and provided, further, that Seligman High-Yield Bond Portfolio may mortgage, pledge or hypothecate its assets, but the value of such encumbered assets may not exceed 10% of that Portfolio's net asset value. This investment restriction No. 2 may be changed, with respect to the Seligman High-Yield Bond Portfolio, by the Fund's Board of Directors.

3. Make "short" sales of securities (except that each of the Seligman Henderson Portfolios may make short sales "against-the-box"), or purchase securities on "margin" except for short-term credits necessary for the purchase or sale of securities, provided that for purposes of this limitation, initial and variation payments or deposits in connection with transactions involving interest rate or stock index futures contracts and options on such contracts by any Portfolio permitted to engage in transactions involving such instruments will not be deemed to be the purchase of securities on margin.

4. With respect to 75% of its securities portfolio (or 100% of its securities portfolio, in the case of the Seligman High-Yield Bond Portfolio), purchase securities of any issuer if immediately thereafter more than 5% of its total assets valued at market would be invested in the securities of any one issuer, other than securities issued or guaranteed by the US Government, its agencies or instrumentalities; or buy more than 10% of the voting securities of any one issuer.

5. Invest more than 25% of the market value of its total assets in securities of issuers in any one industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities), provided that for the purpose of this limitation, mortgage-related securities do not constitute an industry; provided further that the Seligman Communications and Information Portfolio will invest at least 65% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and provided further that the Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry; (ii) in the personal credit institution or business credit institution industries; or (iii) in any combination of (i) and (ii).

6. Purchase or hold any real estate, except that the Seligman Bond Portfolio, the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio, the Seligman Small-Cap Value Portfolio, and each of the Seligman Henderson Portfolios may engage in transactions involving securities secured by real estate or interests therein, and each of the Seligman Henderson Portfolios may purchase securities issued by companies or investment trusts that invest in real estate or interests therein.

7. Purchase or sell commodities and commodity futures contracts; except that the Board of Directors may authorize any Portfolio other than the Seligman Cash Management Portfolio and the Seligman High-Yield Bond Portfolio to engage in transactions involving interest rate and/or stock index futures and related options solely for the purposes of reducing investment risk and not for speculative purposes.

8. Underwrite the securities of other issuers, provided that the disposition of investments otherwise permitted to be made by any Portfolio (such as investments in securities that are not readily marketable without registration under the 1933 Act and repurchase agreements with maturities in excess of seven days) will not be deemed to render a Portfolio engaged in an underwriting investment if not more than 10% of the value of such Portfolio's total assets (taken at cost) would be so invested and except that in connection with the disposition of a security a Portfolio may be deemed to be an underwriter as defined in the 1933 Act.


9. Make loans, except loans of securities, provided that purchases of notes, bonds or other evidences of indebtedness, including repurchase agreements, are not considered loans for purposes of this restriction; provided further that each of the Seligman Henderson Global Portfolios may not make loans of money or securities other than (a) through the purchase of securities in accordance with its investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of its total assets.


10. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

11. Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

12. Purchase securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Portfolio's obligations under the Deferred Compensation Plan for Directors, and except to the extent permitted by
     Section 12 of the 1940 Act.

13. Purchase securities of companies which, together with predecessors, have a record of less than three years' continuous operation, if as a result of such purchase, more than 5% of such Portfolio's net assets would then be invested in such securities; except that the Seligman Communications and Information Portfolio, the Seligman Frontier Portfolio, each of the Seligman Henderson Portfolios and the Seligman High-Yield Bond Portfolio may each invest no more than 5% of total assets, at market value, in securities of companies which, with their predecessors, have been in operation less than three continuous years, excluding from this limitation securities guaranteed by a company that, including predecessors, has been in operation at least three continuous years. This restriction does not apply to the Seligman Large-Cap Growth Portfolio, the Seligman Large-Cap Value Portfolio or the Seligman Small-Cap Value Portfolio.

14.  Purchase securities of companies for the purpose of exercising control.

15. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations. In addition, the Seligman High-Yield Bond Portfolio may not purchase or hold the securities of any issuer if, to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

16. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements see the separate account prospectuses or disclosure documents of Canada Life or MBL Life, as applicable.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.


Temporary Defensive Position

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions, or in anticipation of significant withdrawals.

When the investment manager believes that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. In addition, the High-Yield Bond Portfolio may also invest in high-yield, medium and lower quality corporate notes.


Portfolio Turnover


The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the years ended December 31, 1998 and 1997 for each Portfolio (except the Seligman Cash Management Portfolio; the Seligman Large-Cap Growth Portfolio, which commenced operations on May 1, 1999; and the Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio for the period May 1, 1998, commencement of operations, to December 31, 1998) were as follows:

                                                               1998       1997
                                                               ----       ----

Seligman Bond Portfolio                                         73.31%   170.12%
Seligman Capital Portfolio                                     130.86     93.97
Seligman Common Stock Portfolio                                 55.55     80.13
Seligman Communications and Information Portfolio              132.57    277.14
Seligman Frontier Portfolio                                     86.52    101.68
Seligman Henderson Global Growth Opportunities Portfolio        48.99     77.85
Seligman Henderson Global Smaller Companies Portfolio           66.40     64.81
Seligman Henderson Global Technology Portfolio                  82.27    167.36
Seligman Henderson International Portfolio                      75.81     89.43
Seligman High-Yield Bond Portfolio                              43.13     74.54
Seligman Income Portfolio                                       70.45     96.99
Seligman Large-Cap Value Portfolio                              65.82      --
Seligman Small-Cap Value Portfolio                              73.87      --

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.
Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------

      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (61)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc., Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College.  Formerly, Director, Daniel
                                                                 Industries Inc., manufacturer of oil and gas metering
                                                                 equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Member of the Board of Governors
                                                                 of the Investment Company Institute; and Director,
                                                                 ICI Mutual Insurance Company, Seligman Advisors,
                                                                 Inc., and Seligman Services, Inc.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies (except Seligman Cash Management Fund,
                                                                 Inc.); Director, Seligman Henderson Co., and Trustee
                                                                 Emeritus of Colby College. Formerly, Director,
                                                                 Investment Research at Neuberger & Berman from May
                                                                 1993 to September 1996.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------

        John R. Galvin                      Director             Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman Emeritus, American
        Packard Avenue,                                          Council on Germany; a Governor of the Center for
       Medford, MA 02155                                         Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analyses.  Formerly, Director,
                                                                 USLIFE Corporation; Ambassador, U.S. State Department
                                                                 for negotiations in Bosnia; Distinguished Policy
                                                                 Analyst at Ohio State University and Olin
                                                                 Distinguished Professor of National Security Studies
                                                                 at the United States Military Academy.  From June
                                                                 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

       Alice S. Ilchman                     Director             Retired President, Sarah Lawrence College; Director
             (64)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle,                                        companies; Trustee, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly, Trustee,
                                                                 The Markle Foundation, philanthropic organization; and
                                                                 Director, New York Telephone Company; and
                                                                 International Research and Exchange Board,
                                                                 intellectual exchanges.


       Frank A. McPherson                   Director             Retired Chairman and Chief Executive Officer of
              (66)                                               Kerr-McGee Corporation; Director or Trustee, the
2601 Northwest Expressway, Suite                                 Seligman Group of investment companies; Director,
              805E                                               Kimberly-Clark Corporation, consumer products; Bank
     Oklahoma City, OK 73112                                     of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------
         John E. Merow                      Director             Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal
                                                                 Art Society of New York; the U.S. Council for
                                                                 International Business; and New York Presbyterian
                                                                 Hospital; Chairman, American Australian Association;
                                                                 and New York Presbyterian Healthcare Network, Inc.;
                                                                 Vice-Chairman, the US-New Zealand Council; and Member
                                                                 of the American Law Institute and Council on Foreign
                                                                 Relations.


        Betsy S. Michel                     Director             Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, The Geraldine R. Dodge
         P.O. Box 449,                                           Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI).  Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).


        James C. Pitney                     Director             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies.  Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility.
             07962

       James Q. Riordan                     Director             Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development.  Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer                     Director             Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------

       James N. Whitson                     Director             Director and Consultant, Sammons Enterprises, Inc.;
             (64)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive,                                      companies; Director, C-SPAN and CommScope, Inc.,
       Dallas, TX 75230                                          manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

     Brian Ashford-Russell        Vice President and Portfolio   Portfolio Manager, Henderson Investment Management
             (40)                  Manager                       Limited.  He has been a Portfolio Manager at
                                                                 Henderson plc since February 1993. Formerly, Vice
                                                                 President and Portfolio Manager, one other open-end
                                                                 investment company in the Seligman Group of investment
                                                                 companies.

     Daniel J. Charleston         Vice President and Portfolio   Managing Director (formerly, Vice President,
             (39)                  Manager                       Investment Officer), J. & W. Seligman & Co.
                                                                 Incorporated; Vice President and Portfolio Manager,
                                                                 one other open-end investment company in the Seligman
                                                                 Group of investment companies.


         Iain C. Clark            Vice President and Portfolio   Chief Investment Officer, Henderson Investment
             (48)                  Manager                       Management Limited since April 1992.  He has been a
                                                                 Director at Henderson International Limited and Senior
                                                                 Portfolio Manager at Henderson plc, respectively,
                                                                 since April 1995.

         Neil T. Eigen            Vice President and Portfolio   Managing Director, J. & W. Seligman & Co.
             (56)                  Manager                       Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group of investment companies.

          Nitin Mehta             Vice President and Portfolio   Portfolio Manager, Henderson Investment Management
             (38)                  Manager                       Limited.  He has been a portfolio manager at
                                                                 Henderson plc since September 1994. From May 1993 to
                                                                 September 1994, has was Head of Currency Management
                                                                 and Derivatives at Quorum Capital Management.


        Arsen Mrakovcic           Vice President and Portfolio   Managing Director, J. & W. Seligman & Co.
              (33)                Manager                        Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group of investment companies.  Formerly,
                                                                 Vice President, Investment Officer,
                                                                 J. & W. Seligman & Co. Incorporated from January 1995
                                                                 to January 1996 and Portfolio Assistant,
                                                                 J. & W. Seligman & Co. Incorporated from June 1992 to
                                                                 January 1995.


             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------

     Marion S. Schultheis         Vice President and Portfolio   Managing Director, J. & W. Seligman & Co.
             (53)                  Manager                       Incorporated since May 1998; Vice President and
                                                                 Portfolio Manager, three other open-end investment
                                                                 companies in the Seligman Group of investment
                                                                 companies. Formerly, Managing Director at Chancellor
                                                                 LGT from October 1997 until May 1998; and Senior
                                                                 Portfolio Manager at IDS Advisory Group Inc. from
                                                                 August 1987 until October 1997.

     Charles C. Smith, Jr.        Vice President and Portfolio   Managing Director (formerly, Senior Vice President
             (42)                  Manager                       and Senior Investment Officer), J. & W. Seligman &
                                                                 Co. Incorporated; Vice President and Portfolio
                                                                 Manager, two other open-end investment companies in
                                                                 the Seligman Group of investment companies and
                                                                 Tri-Continental Corporation, a closed-end investment
                                                                 company.

         Paul H. Wick             Vice President and Portfolio   Director and Managing Director, J. & W. Seligman &
             (36)                  Manager                       Co. Incorporated since January 1995 and November
                                                                 1997, respectively; Vice President and Portfolio
                                                                 Manager, two other open-end investment companies in
                                                                 the Seligman Group of investment companies; and
                                                                 Portfolio Manager, Henderson Investment Management
                                                                 Limited. He joined J. & W. Seligman & Co. Incorporated
                                                                 in 1987 as an Associate, Investment Research.

        Gary S. Zeltzer           Vice President and Portfolio   Senior Vice President, J. & W. Seligman & Co.
             (47)                  Manager                       Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group of investment companies.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman
                                                                 Group of investment companies, and Seligman Services,
                                                                 Inc.; Vice President and Treasurer, Seligman
                                                                 International, Inc.; and Treasurer, Seligman
                                                                 Henderson Co.

        Frank J. Nasta                     Secretary             General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.

         Thomas G. Rose                    Treasurer             Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.


The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.


Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                        Pension or            Total Compensation
                                                   Aggregate        Retirement Benefits            from Fund
                   Name and                      Compensation       Accrued as part of          and Fund Complex
              Position with Fund                 From Fund (1)         Fund Expenses        Paid to Directors (1)(2)
              ------------------                 -------------         -------------        ------------------------
William C. Morris, Director and Chairman               N/A                  N/A                       N/A
Brian T. Zino, Director and President                  N/A                  N/A                       N/A
Richard R. Schmaltz, Director                          N/A                  N/A                       N/A
John R. Galvin, Director                            $7,608.99               N/A                   $79,000
Alice S. Ilchman, Director                           6,752.04               N/A                    73,000
Frank A. McPherson, Director                         7,608.99               N/A                    79,000
John E. Merow, Director                              7,323.34               N/A                    77,000
Betsy S. Michel, Director                            7,608.99               N/A                    79,000
James C. Pitney, Director                            7,037.69               N/A                    75,000
James Q. Riordan, Director                           7,037.69               N/A                    75,000
Robert L. Shafer, Director                           7,037.69               N/A                    75,000
James N. Whitson, Director                           7,608.99(d)            N/A                    79,000(d)

----------
(1) For the Fund's year ended December 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in the directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 1998 was $24,881. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $14,591 and $3,298, respectively, as of December 31, 1998.

The Fund may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan (except Seligman Cash Management Portfolio, which is obligated to purchase shares of the Seligman Group of investment companies).


                     Investment Advisory and Other Services

The Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman or Henderson Investment Management Limited. Their affiliations with the Fund and with Seligman and Henderson are provided under their principal business occupations.


The Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio each pays Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .40% of the average daily net assets of each such Portfolio. The Seligman High-Yield Bond Portfolio pays Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .50% of the average daily net assets of such Portfolio. The Seligman Communications and Information Portfolio and Seligman Frontier Portfolio each pay Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .75% of the average daily net assets of each such Portfolio. The Seligman Large-Cap Value Portfolio pays Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .80% of the Portfolio's average daily net assets on the first $500 million of net assets, .70% of the Portfolio's average daily net assets on the next $500 million of net assets and
 .60% of the Portfolio's average daily net assets in excess of $1 billion. The Seligman Small-Cap Value Portfolio pays Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of 1% of the Portfolio's average daily net assets on the first $500 million of net assets, .90% of the Portfolio's average daily net assets on the next $500 million of net assets, and .80% of the Portfolio's average daily net assets in excess of $1 billion. The Seligman Large-Cap Growth Portfolio pays Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .70% of the Portfolio's average daily net assets on the first $1 billion of net assets, .65% of the Portfolio's average daily net assets on the next $1 billion of net assets and .60% of the Portfolio's average daily net assets in excess of $2 billion. Each of the Seligman Henderson Portfolios pays Seligman a management fee for its services, calculated daily and payable monthly, equal to an annual rate of 1% of the average daily net assets of each such Portfolio.


The following table indicates the management fees paid for the years 1998, 1997, and 1996 for each Portfolio (except the Seligman Large-Cap Growth Portfolio which commenced operations on May 1, 1999):

Fund                                                          1998          1997        1996
                                                              ----          ----        ----
Seligman Bond Portfolio                                    $ 27,438*     $ 23,150*   $ 18,034
Seligman Capital Portfolio                                   86,101        70,147*     48,339
Seligman Cash Management Portfolio                           40,831*       38,042*     36,532
Seligman Common Stock Portfolio                             224,301       178,662     134,264
Seligman Communications and Information Portfolio           748,401       574,370     373,337
Seligman Frontier Portfolio                                 323,502       282,248     165,050
Seligman Henderson Global Growth Opportunities Portfolio     73,741*       38,358*      4,098**
Seligman Henderson Global Smaller Companies Portfolio       215,796*      200,415*    110,169
Seligman Henderson Global Technology Portfolio               49,036*       26,504*      4,920**
Seligman Henderson International Portfolio                  100,225*       88,212*     57,323
Seligman High-Yield Bond Portfolio                          142,265*       84,740*     35,858
Seligman Income Portfolio                                    57,362*       54,451*     49,574
Seligman Large-Cap Value Portfolio                            9,139***       --          --
Seligman Small-Cap Value Portfolio                            7,951***       --          --

----------
*    Seligman, at its discretion, waived all or a portion of its fees.

**   Fees paid from May 1, 1996 (commencement of operations) to December 31,
     1996.

***  Fees paid from May 1, 1998 (commencement of operations) to December 31,
     1998.


Under a Subadvisory Agreement dated July 1, 1998, Henderson Investment Management Limited (HIML) furnishes investment advice, research and assistance with respect to each of the Seligman Henderson Portfolio's non-US investments.

HIML, headquartered in the United Kingdom, was incorporated in 1984 and is a registered investment adviser under the Investment Advisers Act of 1940. HIML is a wholly owned subsidiary of Henderson plc. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. Henderson plc, headquartered in London, is one of the largest money managers in Europe.

HIML receives a fee from Seligman, equal to an annual rate of .50% of each of the Seligman Henderson Portfolio's average daily net assets under the supervision of HIML. The Subadvisory Agreement will continue until December 31, 1999 and from year to year thereafter (1) if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) HIML shall not have notified Seligman in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Fund, on 60 days written notice to HIML. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the relevant Management Agreement.


The Management Agreements (and Subadvisory Agreement, in the case of the Seligman Henderson Portfolios) provide that Seligman (and HIML, in the case of the Seligman Henderson Portfolios) will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing their duties under the Management Agreements (or Subadvisory Agreement), except for willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Management Agreements (or Subadvisory Agreement).

The Fund pays all its expenses other than those assumed by Seligman or HIML, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal securities laws, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.


The Management Agreement with respect to the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio was approved by the Board of Directors on September 30, 1988 and by shareholders at a Special Meeting held on December 16, 1988. The Management Agreement with respect to the Seligman Henderson International Portfolio was approved by the Board of Directors on March 18, 1993. The Management Agreements with respect to the Seligman Communications and Information Portfolio, the Seligman Frontier Portfolio, and the Seligman Henderson Global Smaller Companies Portfolio were approved by the Board of Directors on July 21, 1994. The Management Agreement with respect to the Seligman High-Yield Bond Portfolio was approved by the Board of Directors on March 16, 1995. The Management Agreement with respect to the Seligman Henderson Global Growth Opportunities Portfolio and the Seligman Henderson Global Technology Portfolio was approved by the Board of Directors on March 21, 1996. The Management Agreement with respect to the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio was approved by the Board of Directors on March 19, 1998 and by the sole shareholder of each Portfolio on April 30, 1998. The Management Agreement with respect to the Seligman Large-Cap Growth Portfolio was approved by the Board of Directors on March 18, 1999. The Management Agreements will continue in effect until December 31 of each year, with respect to each Portfolio (except the Seligman Large-Cap Growth Portfolio, for which the Management Agreement is in effect until December 31, 2000, and then each December 31 thereafter) if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreements may be terminated at any time with respect to any or all Portfolios, by the Fund, without penalty, on 60 days written notice to Seligman. Seligman may terminate the Management Agreements at any time upon 60 days written notice to the Fund. The Management Agreements will terminate automatically in the event of their assignment. The Fund has agreed to change its name upon termination of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

The Code of Ethics

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Services Provided by the Investment Manager

Pursuant to management agreements between the Fund and Seligman in respect of the Portfolios and subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund's Portfolios, including making purchases and sales of portfolio securities consistent with each Portfolio's investment objectives and policies, and administers the Fund's business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors and/or officers of the Fund who are employees or consultants of Seligman except as otherwise provided by HIML.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman or HIML, regularly advise the Fund's Portfolios with respect to their investments.

                    Brokerage Allocation and Other Practices


Portfolio Transactions

In directing transactions involving exchange-listed securities, Seligman (or in the case of the Seligman Henderson Portfolios, Seligman or HIML) will seek the most favorable price and execution, and consistent with that policy may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman or HIML for its use. In addition, Seligman and HIML are authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to a Portfolio than the use of brokers selected solely on the basis of seeking the most favorable price and execution although such research and analysis received may be useful to Seligman or HIML in connection with their services to other clients as well as to the Portfolios.

Portfolio transactions for the Seligman Bond Portfolio, Seligman Cash Management Portfolio and Seligman High-Yield Bond Portfolio, which invest in debt securities generally traded in the over-the-counter market, and transactions by any of the other Portfolios in debt securities traded on a "principal basis" in the over-the-counter market are normally directed by Seligman or HIML to dealers in the over-the-counter market acting as principal, except dealers with which their directors or officers are affiliated.

Brokerage commissions of each Portfolio (except the Seligman Bond Portfolio, Seligman Cash Management Portfolio and Seligman High-Yield Bond Portfolio; and the Seligman Large-Cap Growth Portfolio which commenced operations on May 1,
1999) for the years 1998, and if applicable, 1997 and 1996, are set forth in the following table:

                                                          Total Brokerage Commissions Paid for
                                                          Execution and Statistical Services(1)

                                                              1998        1997       1996
                                                              ----        ----       ----
Seligman Capital Portfolio                                 $ 74,776    $ 35,821   $ 19,283
Seligman Common Stock Portfolio                              68,974      74,489     37,709
Seligman Communications and Information Portfolio           177,132     235,341     82,832
Seligman Frontier Portfolio                                  85,207      69,951     43,065
Seligman Henderson Global Growth Opportunities Portfolio     14,141      15,812      4,056
Seligman Henderson Global Smaller Companies Portfolio        40,386      42,231     39,649
Seligman Henderson Global Technology Portfolio               10,211       6,589      2,037
Seligman Henderson International Portfolio                   37,779      36,291     20,495
Seligman Income Portfolio                                     9,505      11,228      1,483
Seligman Large-Cap Value Portfolio                            6,315*       --         --
Seligman Small-Cap Value Portfolio                            7,028*       --         --

----------
(1)  Not including any spreads on principal transactions on a net basis.

*    Commissions paid from May 1, 1998 (commencement of operations).

The amount of brokerage commissions paid by the Seligman Capital Portfolio has increased materially from 1996 due to the Portfolio's increase in portfolio turnover and the Portfolio's increase in portfolio transactions on public exchanges as opposed to over-the-counter markets. The amount of brokerage commissions paid by the Seligman Income Portfolio has increased materially from 1996 due to both a realignment of the Portfolio which decreased its convertible debt holdings and increased its equity holdings and the Portfolio's sale of international securities. The amount of brokerage commissions paid by the Seligman Common Stock Portfolio has increased materially from 1996 due to an increase in portfolio turnover. The increase in portfolio turnover was due to a realignment of the Portfolio which decreased its convertible debt holdings and increased its holdings in common stock. The amount of brokerage commissions paid by the Seligman Frontier Portfolio has increased materially from 1996 due to an increase in portfolio turnover. The amount of brokerage commissions paid by the Seligman Communications and Information Portfolio has increased materially from 1996 due to the Portfolio's increase in new assets under management.

Commissions

For the years ended December 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, HIML, or Seligman Advisors.

Brokerage Selection


Consistent with the rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, Seligman or HIML may consider sales of the Canada Life Accounts and, if permitted by applicable laws, of the other Funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


Directed Brokerage

During the Fund's year ended December 31, 1998, neither the Fund, Seligman, nor HIML directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Fund's year ended December 31, 1998, the Fund did not acquire securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities


Capital Stock


The Fund is authorized to issue a total of 1,000,000,000 shares, each with a par value of $.001. The Fund presently has fifteen separate series of common stock, each of which maintains a separate investment portfolio, designated as follows:
Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Technology Portfolio, Seligman Henderson International Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income Portfolio, Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio. Each share represents an equal proportionate interest in the respective series and shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, are transferable and are fully paid and non-assessable. In accordance with current policy of the Securities and Exchange Commission (SEC), holders of the Canada Life Accounts and VCA-9 have the right to instruct Canada Life and MBL Life, respectively, as to voting of Fund shares held by such Canada Life Accounts and VCA-9, respectively, on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Canada Life Accounts and VCA-9 are more fully set forth in the prospectuses or disclosure documents relating to those accounts, as applicable, which should be read together with this Prospectus. The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-Laws, or Maryland corporate law.


Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares


Shares of the Portfolios are offered only to Canada Life Accounts. Shares of the Portfolios are no longer available for purchase by any participants in the Seligman Mutual Benefit Plan. Shares of the Portfolios will be purchased by Canada Life Accounts at net asset value, without charge. However, the Canada Life Accounts are sold subject to certain fees and charges. These fees and charges for the Canada Life Accounts are described in the prospectuses or disclosure documents for Canada Life Accounts, which should be read together with this Prospectus, as applicable.


Offering Price

The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day that the New York Stock Exchange is open. Currently, the New York Stock Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is the policy of the Seligman Cash Management Portfolio to use its best efforts to maintain a constant per share price equal to $1.00. Instruments held by the Seligman Cash Management Portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The foregoing method of valuation is permitted by Rule 2a-7 adopted by the SEC. Under this rule, the Seligman Cash Management Portfolio must maintain an average-weighted portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Fund's Directors to be of high quality with minimal credit risks. In accordance with the rule, the Directors have established procedures designed to stabilize, to the extent reasonably practicable, the price per share as computed for the purpose of sales and redemptions of the Seligman Cash Management Portfolio at $1.00. Such procedures include review of the portfolio holdings by the Seligman Cash Management Portfolio and determination as to whether the net asset value of the Seligman Cash Management Portfolio, calculated by using available market quotations or market equivalents, deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the net asset value based upon available market quotations or market equivalents, and $1.00 per share net asset value, based on amortized cost, must be examined by the Directors. In the event that a deviation of .5 of 1% or more exists between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market gestations, or if there is any deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. Any such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


With respect to each of the Portfolios, portfolio securities, including open short positions, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors determines that this amortized cost value does not represent fair market value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.


For purposes of determining the net asset value per share of the Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Purchase or redemption requests received by Canada Life by the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) are effected at the applicable Portfolio's net asset value per share calculated on the date such purchase or redemption requests are received.


Redemption in Kind


The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the New York Stock Exchange during periods of emergency, or such other periods as ordered by the SEC. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the Canada Life Accounts and VCA-9 in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Canada Life Accounts and VCA-9 in converting such securities into cash.


                              Taxation of the Fund


Each Portfolio of the Fund intends to continue to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends on the Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of the Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses or disclosure documents of the Canada Life Accounts and VCA-9, which should be read together with this SAI.

                              Financial Statements


The Annual Report to shareholders for the year ended December 31, 1998 for the Fund's Portfolios contains a schedule of the investments of each Portfolio as of December 31, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                               General Information

Custodians

With the exception of each of the Seligman Henderson Portfolios, Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of each of the Fund's Portfolios.


Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of the Seligman Henderson Portfolios, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.


Independent Auditors


Ernst & Young LLP, independent auditors, serve as auditors of the Fund and certify the annual financial statements of the Fund. Their address is 787 Seventh Avenue, New York, New York 10019.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICE (S&P)
DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War -Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.

o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.









-------------------------------------------------------------------------------
                          A N N U A L   R E P O R T
-------------------------------------------------------------------------------


                                SELIGMAN
                                PORTFOLIOS,
                                INC.

                                [GRAPHIC OMITTED]

                                December 31, 1998

                                                        -----------------------
                                                        SELIGMAN
                                                        PORTFOLIOS,
                                                        INC.
                                                        -----------------------

                                                               February 5, 1999

Dear Contract Owner:

   J. & W. Seligman & Co. Incorporated, as Manager of Seligman Portfolios, Inc. (the "Fund"), is pleased to provide the enclosed audited financial statements and accompanying information for the year ended December 31, 1998.

   In 1998, for the eighth straight year, the US economy expanded, with real domestic growth of 3.9%. Once again, large-cap US stocks responded to this favorable environment with strong performance. The market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), rose 28.58% -- the first time in history that this widely watched index returned more than 20% for four years in a row.

   Although 1998 will certainly be recorded as another stellar year for equities, the market gave investors a bumpy ride along the way. In fact, such wide market swings haven't been seen since 1987. A number of factors contributed to this volatility -- some domestic, many international. The global economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. The global turmoil continued when Russia defaulted on its debt and devalued its currency, and investors everywhere feared that Brazil and other Latin American countries would follow.

   In addition to high volatility, last year's market was notable for being extremely narrow, with the exceptional performances of a few stocks distorting the total picture. In fact, 197 stocks, representing 39% of the S&P 500, actually lost market value during the last 12 months. Investment results between market caps were also more widely dispersed than usual. The disparity was almost unprecedented. For example, the large-capitalization-dominated S&P 500 rose 28.58%, while the Russell 2000 Index of smaller-capitalization stocks actually declined 2.55%.

   International markets began the year with generally strong performances, fueled by expectations of lower inflation and falling interest rates. Beginning in mid-July, however, the combination of the Russian debt default, speculative attacks against emerging market currencies, and a worse-than-expected economic impact from Asia on the rest of the world led to sharp market corrections. Then, in October, markets recovered as interest rates were cut in many parts of the world and a coordinated program of support for the world's financial system was implemented.

   Fixed-income markets posted strong returns for the year but, as in the equity markets, some segments performed notably better than others. US Treasury bonds, in particular, benefitted from a confluence of events that drove prices higher and yields to 30-year lows. US government-backed bonds, which carry the highest credit quality, were in great demand as the global financial turmoil produced a "flight to quality" around the world. Further boosting the US government bond market was the Federal Reserve Board's lowering of the federal-funds rate, and a federal budget surplus which caused the overall supply of bonds to decrease.

   In 1999, we believe gross domestic product (GDP) should slow to about 2.5 percent. We expect a challenging financial market environment with ongoing economic uncertainties and continued high volatility. Nonetheless, we see moderately positive returns for the year in line with our lower growth projections. In addition, low inflation, falling or stable interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession should all provide support for US markets. We expect that the equity market, which began to show signs of broadening in the fourth quarter of 1998, will continue to broaden in 1999. If this trend continues, small- and mid-cap stocks should begin to benefit from the favorable equity environment to a greater extent.

   Thank you for your continued support of Seligman Portfolios, Inc. We look forward to continuing to serve your investment needs in 1999.

                                            Respectfully,

                                            /S/ William C. Morris
                                            ---------------------
                                            William C. Morris
                                            Chairman
                                            J. & W. Seligman & Co. Incorporated

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                      PRINCIPAL AMOUNT
                                          OR SHARES
                                    --------------------
                                                HOLDINGS
ADDITIONS                           INCREASE    12/31/98
---------                           --------    --------
SELIGMAN BOND PORTFOLIO
US GOVERNMENT AGENCIES
Aid-Israel 0%, 11/15/2010.........    $500,000    $500,000
Federal National Mortgage
  Association:
  5.795%, 1/1/2009................     150,000     150,000
  6%, 12/1/2028...................     200,000     200,000
Government National Mortgage
  Association:
  6 1/2%, 12/15/2028..............     200,000     200,000
  6%, 12/20/2028..................     200,000     200,000

CORPORATE BONDS
Cardinal Health 6 1/4%, 7/15/2008.     100,000     100,000
First Data 5.80%, 12/15/2008......     100,000     100,000
Sprint Capital 6 1/8%, 11/15/2008.     200,000     200,000

                                       PRINCIPAL AMOUNT
                                           OR SHARES
                                       -------------------
                                                 HOLDINGS
REDUCTIONS                           DECREASE    12/31/98
-----------                          --------    --------
US GOVERNMENT AGENCIES
Government National Mortgage
  Association 6 1/2%, 4/15/2028...  $1,008,064          --

CORPORATE BONDS
Equifax 6.30%, 7/1/2005...........     100,000    $100,000

SELIGMAN CAPITAL PORTFOLIO
COMMON STOCKS
Applied Power (Class A)...........      16,900 shs. 16,900 shs.
CNF Transportation................      10,900      10,900
Deluxe............................      13,100      13,100
Electronic Arts...................      10,400      10,400
General Dynamics..................       7,100       7,100
Infinity Broadcasting (Class A)...      23,000      23,000
Office Depot......................      18,700      18,700
Pall..............................      19,900      19,900
Service Corp. International.......      10,600      10,600
VERITAS Software..................       9,400       9,400

COMMON STOCKS
AutoZone..........................      17,500 shs.     --
BMC Software......................       8,000          --
Budget Group (Class A)............      15,200          --
Gartner Group (Class A)...........      14,300          --
Jones Apparel Group...............      15,200          --
Life Re...........................       3,600          --
Microchip Technology..............      12,200          --
Proffitt's........................      11,000          --
Rayovac...........................       8,700      12,200 shs.
Schwab (Charles)..................      11,600       7,500

SELIGMAN COMMON STOCK PORTFOLIO
COMMON STOCKS
AT&T..............................      10,200      15,900
BP Amoco (ADRs)...................       4,600      11,200
Chubb.............................       9,500       9,500
Crown Cork & Seal.................      17,500      17,500
DQE...............................      15,000      15,000
Electronic Data Systems...........      14,300      14,300
Ford Motor........................      11,800      11,800
Harris............................      16,000      16,000
Morgan (J.P.).....................       4,600       4,600
Sonat.............................      19,300      19,300

COMMON STOCKS
ACE...............................      13,700          --
Edison International..............      22,900          --
General Electric..................       6,500      17,800
Harley-Davidson...................      18,200          --
Marsh & McLennan..................      11,850          --
Mobil.............................       8,900       9,600
Penney (J.C.).....................      11,200          --
St. Paul Companies................      16,900          --
Texaco............................      11,000          --
US WEST Communications Group......      13,900          --

--------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (continued)
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998


                                           SHARES
                                      --------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE     12/31/98
---------                           --------     --------
SELIGMAN COMMUNICATIONS
AND INFORMATION PORTFOLIO
COMMON STOCKS
Advanced Micro Devices............   60,200        60,200
Applied Materials.................   26,600        26,600
C-Cube Microsystems...............   52,100        52,100
Check Point Software Technologies.   60,600        60,600
Electronic Arts...................   31,900        77,400
Fox Entertainment Group (Class A).   50,300        50,300
Intel.............................   20,500        20,500
MediaOne Group....................   40,900        50,700
Microsoft.........................   16,600        20,500
Tele-Communications (Series A)
  TCI Ventures Group..............   34,200        53,500

                                            SHARES
                                       -------------------
                                                 HOLDINGS
REDUCTIONS                          DECREASE     12/31/98
-----------                         --------     --------
COMMON STOCKS
American Power Conversion.........   37,700         1,700
Ascend Communications.............   23,300            --
Cisco Systems.....................   15,500         2,000
Citrix Systems....................   20,700            --
Compuware.........................   16,700        20,000
EMC...............................   76,600        58,200
Excel Switching...................   50,000            --
International Business Machines...    9,100            --
Novellus Systems..................   42,400            --
Time Warner.......................   18,900            --


SELIGMAN FRONTIER PORTFOLIO
COMMON STOCKS
Aspect Telecommunications.........   20,000        20,000
Casella Waste Systems.............   15,200        15,200
Keystone Automotive Industries....   16,500        16,500
Metamor Worldwide.................   15,600        25,600
Premier Parks.....................   30,100        38,100
Primark...........................   12,300        19,400
Sanmina...........................   12,000        12,000
Henry Schein......................    8,400         8,400
Superior Services.................   16,300        16,300
Transaction Systems Architects
  (Class A).......................   11,600        11,600

COMMON STOCKS
Barnes & Noble....................   15,400            --
BISYS Group.......................   12,800            --
Ceridian..........................   14,500         5,400
Duane Reade.......................   13,600            --
Equity Corporation................   17,100            --
First Commonwealth Financial......   71,700            --
Hearst-Argyle Television (Class A)   14,400         3,981
Jacor Communications..............   13,350            --
Petersen Companies (Class A)......   16,700            --
Waters............................    7,300            --

-------------
See footnotes on page P-9

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL
GROWTH OPPORTUNITIES PORTFOLIO

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                           SHARES
                                      --------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE      12/31/98
---------                           --------      --------
COMMON STOCKS
AES..............................       2,700         2,700
Azkoyen..........................       2,620         2,620
Banca Nazionale del Lavoro.......      38,000        38,000
CBS..............................       2,500         2,500
CNP Assurances...................       3,940         3,940
Equant...........................       1,790         1,790
MCI WorldCom.....................       1,700         1,700
Motorola.........................       1,400         1,400
Newell...........................       2,000         2,000
Tyco International...............       2,000         2,000

                                           SHARES
                                      --------------------
                                                  HOLDINGS
REDUCTIONS                           DECREASE     12/31/98
-----------                          --------     --------
COMMON STOCKS
Dayton Hudson....................       2,600           --
Hewlett-Packard..................       1,200           --
Koninklijke KNP BT...............       2,615           --
Lufthansa........................       5,300           --
MBNA.............................       3,413 (1)       --
Meitec...........................       2,000           --
Nokia (Series A).................         775        2,125
Pfizer...........................         600          700
Sairgroup........................         400           --
Secom............................       1,000           --

DIVERSIFICATION OF NET ASSETS*
DECEMBER 31, 1998

                                                                                                    PERCENT OF NET ASSETS
                                                                                                        DECEMBER 31,
                                                                                                   ----------------------
                                                             ISSUES        COST          VALUE       1998         1997
                                                             ------     ----------    ----------   ---------   -----------
COMMON STOCKS
Aerospace...........................................            1      $   50,559    $   51,608       0.6         1.0
Automotive and Related..............................            3         226,116       280,884       3.2         2.9
Business Goods and Services.........................            7         517,195       789,236       9.1         6.8
Capital Goods.......................................            1          33,259        41,038       0.5          --
Commerical Services.................................            1          17,004        17,015       0.2          --
Computer and Technology Related.....................            6         289,391       532,601       6.2         9.6
Construction and Property...........................            2         137,599       178,931       2.1         1.7
Consumer Goods and Services.........................            9         583,174       747,092       8.6         8.9
Diversified.........................................            2         203,453       283,556       3.3         3.3
Drugs and Health Care...............................           11         747,424     1,006,302      11.6        11.0
Electric and Gas Utilities..........................            2         146,635       143,863       1.7         0.6
Electronics.........................................            5         330,533       370,945       4.3         3.3
Electronics Capital Equipment.......................            1          53,382        91,605       1.0          --
Entertainment and Leisure...........................            6         407,060       426,472       4.9         6.2
Financial Services..................................            8         480,620       623,114       7.2         9.0
Industrial Goods and Services.......................            1          80,113        82,830       1.0         2.8
Manufacturing and Industrial Equipment..............            1          91,885        94,142       1.1         0.9
Media...............................................            2         165,669       176,334       2.0          --
Publishing..........................................           --              --            --        --         1.3
Resources...........................................            1          38,547        48,067       0.6         4.3
Restaurants.........................................            1         100,508       106,791       1.2         0.9
Retailing...........................................            6         493,171       646,104       7.5         2.9
Support Services....................................            1          28,746        15,683       0.2         1.9
Telecommunications..................................           13         705,573       985,956      11.4         8.1
Tobacco.............................................            2         191,357       286,998       3.3         1.9
Transportation......................................            1          62,487       100,261       1.2         4.5
                                                              ---      ----------    ----------     -----       -----
                                                               94       6,181,460     8,127,428      94.0        93.8
Other Assets Less Liabilities.......................           --         515,867       515,867       6.0         6.2
                                                              ---      ----------    ----------     -----       -----
NET ASSETS..........................................           94      $6,697,327    $8,643,295     100.0       100.0
                                                              ===      ==========    ==========     =====       =====

--------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL
SMALLER COMPANIES PORTFOLIO

DIVERSIFICATION OF NET ASSETS*
DECEMBER 31, 1998

                                                                                                   PERCENT OF NET ASSETS
                                                                                                        DECEMBER 31,
                                                                                                   ----------------------
                                                             ISSUES        COST          VALUE       1998         1997
                                                             ------     ----------    ----------   ---------   -----------
COMMON STOCKS
Advertising......................................               2     $   211,674   $   252,145       1.2         2.0
Automotive Parts Manufacturing...................               7         306,843       316,866       1.5         2.7
Building Materials...............................               2         237,355       155,942       0.7         1.4
Business Services................................              23       2,068,653     2,411,983      11.6        10.1
Capital Goods....................................               6         430,105       366,284       1.8         2.3
Chemicals........................................               4         226,750       232,049       1.1         1.2
Computer Software................................              10         697,965     1,112,982       5.3         5.1
Construction and Property........................              18       1,304,347     1,258,732       6.0         6.3
Consumer Goods and Services......................              26       1,582,670     1,827,101       8.8         6.8
Distributors.....................................               2         104,529        96,728       0.5         0.1
Drugs and Health Care............................              21       1,472,654     1,639,746       7.9         6.5
Educational Services.............................               1         100,538        28,500       0.1          --
Electric Utilities...............................               3         316,252       391,958       1.9         0.2
Electrical Distribution..........................               1          47,169        68,983       0.3         0.6
Electronics......................................              12         655,443       598,790       2.9         5.8
Energy...........................................               2         176,070       143,073       0.7         0.9
Financial Services...............................              14         578,216       594,355       2.9         4.6
Independent Power Producers......................              --              --            --        --         1.2
Industrial Goods and Services....................               7         508,390       680,638       3.3         3.1
Leisure and Hotels...............................               5         420,833       468,434       2.3         1.5
Manufacturing....................................              22       1,363,232     1,194,623       5.7         7.6
Media............................................              14       1,282,376     1,467,441       7.1         5.3
Medical Products and Technology..................              12         716,241       751,992       3.6         1.9
Metals...........................................               3         104,954        54,832       0.3         0.9
Paper and Printing...............................               2          97,020        59,763       0.3         0.5
Resources........................................               2          88,896        71,078       0.3          --
Restaurants......................................               3         171,370       306,658       1.5         1.4
Retailing........................................              18       1,173,143     1,161,786       5.6         4.1
Semiconductors...................................               1          55,018        81,575       0.4          --
Support Services.................................               5         313,540       460,898       2.2         1.6
Technology.......................................              13         897,722     1,090,005       5.2         3.7
Telecommunications...............................               7         494,146       448,920       2.2         1.6
Transportation...................................               7         383,745       505,853       2.4         2.6
Veterinary Products..............................               2         229,816       215,656       1.0         0.5
Miscellaneous....................................               1          22,325        23,648       0.1         0.2
                                                              ---     -----------   -----------     -----       -----
                                                              278      18,840,000    20,540,017      98.7        94.3
Other Assets Less Liabilities....................              --         274,045       274,045       1.3         5.7
                                                              ---     -----------   -----------     -----       -----
NET ASSETS.......................................             278     $19,114,045   $20,814,062     100.0       100.0
                                                              ===     ===========   ===========     =====       =====

------------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL
SMALLER COMPANIES PORTFOLIO (continued)

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                            SHARES
                                      -------------------
                                                 HOLDINGS
ADDITIONS                             INCREASE   12/31/98
---------                             --------   --------
COMMON STOCKS
Hawesko Holding...................      2,442       2,442
Kaba Holding......................        242         242
Metamor Worldwide.................      4,700       6,900
Nobel Biocare.....................     11,294      11,294
Premier Parks.....................      8,400      10,000
Primark...........................      6,100       6,100
Superior Services.................      5,100       5,100
Tandberg Television...............     22,300      24,900
TelePizza.........................     13,044      13,044
Transaction Systems Architects
  (Class A).......................      3,600       3,600

                                            SHARES
                                    ---------------------
                                                 HOLDINGS
REDUCTIONS                          DECREASE     12/31/98
-----------                         --------     --------
COMMON STOCKS
BISYS Group.......................      2,900          --
Canandaigua Brands (Class A)......      2,615          --
Ceridian..........................      2,700       1,200
CMG...............................      6,000      12,000
Duane Reade.......................      3,000          --
F. I. Group.......................     30,000      55,176
Jacor Communications..............      2,900          --
Montupet..........................      4,339       2,101
Tamro (Series A)..................     30,000          --
Telinfo...........................      2,350          --

-------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL
TECHNOLOGY PORTFOLIO

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                            SHARES
                                    ----------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE      12/31/98
---------                           --------      --------
COMMON STOCKS
Altran Technologies............         350          350
DII Group......................       3,500        3,500
Druid..........................       3,500        3,500
Elec & Eltek International
   Holdings....................      10,000      150,000
Koninklijke (Royal) Philips
  Electronics..................       1,800        1,800
Microsoft......................         900          900
Murata Manufacturing...........       2,000        2,000
SMART Modular Technology.......       2,200        2,200
STMicroelectronics.............       1,200        1,200
Tele-Communications (Series A)
  TCI Ventures Group...........       1,200        1,200

                                            SHARES
                                    ----------------------
                                                  HOLDINGS
REDUCTIONS                          DECREASE      12/31/98
-----------                         --------      --------
COMMON STOCKS
American Power Conversion......       1,400           --
Cable & Wireless...............       6,000           --
ECI Telecommunications.........       1,500        1,500
EMC............................       1,300        2,000
L.M. Ericsson Telefon (Series B)      2,900           --
Flextronics International......       1,000           --
KLA-Tencor.....................       1,300           --
Maxim Integrated Products......       1,500          900
Novellus Systems...............       2,300           --
Pharmacia & Upjohn.............         920           --


DIVERSIFICATION OF NET ASSETS*
DECEMBER 31, 1998


                                                                                                   PERCENT OF NET ASSETS
                                                                                                        DECEMBER 31,
                                                                                                   ----------------------
                                                             ISSUES        COST          VALUE       1998         1997
                                                             ------     ----------    ----------   ---------   -----------
COMMON STOCKS
Computer and Business Services.........................        11      $  483,955    $  684,579      11.2        13.7
Computer Hardware/Peripherals..........................         8         473,456       735,773      12.0        10.3
Computer Software......................................        24       1,190,028     1,388,085      22.7        15.0
Contract Manufacturing/Circuit Boards..................         3         150,195       204,719       3.3          --
Distributors...........................................         2          85,442        50,427       0.8         1.3
Electronics............................................        11         617,824       717,300      11.7         9.5
Electronics Capital Equipment..........................         6         219,812       263,780       4.3         8.9
Machinery and Equipment................................         3         116,534       146,027       2.4          --
Media..................................................         3         147,314       166,706       2.7         1.6
Medical Products and Technology........................         6         263,929       254,630       4.2         4.2
Networking/Communications Infrastructure...............         5         177,025       244,728       4.0         6.7
Semiconductors.........................................         9         269,688       333,321       5.4         5.3
Telecommunications.....................................        10         351,836       511,510       8.3         3.8
Miscellaneous..........................................         1          46,045        38,459       0.6         6.1
                                                              ---      ----------    ----------     -----       -----
                                                              102       4,593,083     5,740,044      93.6        86.4
Other Assets Less Liabilities..........................        --         389,927       389,927       6.4        13.6
                                                              ---      ----------    ----------     -----       -----
NET ASSETS.............................................       102      $4,983,010    $6,129,971     100.0       100.0
                                                              ===      ==========    ==========     =====       =====

---------------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN HENDERSON
INTERNATIONAL PORTFOLIO

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                            SHARES
                                      --------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE      12/31/98
---------                           --------      --------
COMMON STOCKS
Corporacion Bancaria de
  Espana Argentaria..............      6,186       6,186
Credito Italiano.................     21,475      21,475
Hoechst..........................      2,519       2,519
Istituto Nazionale delle
  Assicurazioni..................     40,188      44,756
RWE..............................      2,625       2,625
Siemens..........................      1,678       1,678
Suez Lyonnaise des Eaux..........        761         761
TOTAL............................      1,148       1,148
Unilever.........................      1,814       1,814
Valeo............................      1,494       1,494

                                            SHARES
                                      --------------------
                                                  HOLDINGS
REDUCTIONS                          DECREASE      12/31/98
-----------                         --------      --------
COMMON STOCKS
Accor............................        664          --
Bayer............................      2,799          --
Bayerische Motoren Werke "BMW"...        119          --
Carrefour Supermarche............        204          --
CS Holdings......................        846          --
Deutsche Bank....................      1,721          --
Lufthansa........................      6,388          --
Mitsui...........................     45,000       5,000
MOL Magyar Olaj-es Gazipari
  (GDRs).........................      4,400          --
Schneider........................      1,408          --

DIVERSIFICATION OF NET ASSETS*
DECEMBER 31, 1998

                                                                                                   PERCENT OF NET ASSETS
                                                                                                        DECEMBER 31,
                                                                                                   ----------------------
                                                             ISSUES        COST          VALUE       1998         1997
                                                             ------     ----------    ----------   ---------   -----------
COMMON STOCKS
Automotive and Related.................................         3      $  202,659    $  207,920       2.1          --
Banking................................................        12         954.810     1,245,952      12.6         9.6
Building Materials.....................................        --              --            --        --         0.5
Business Services......................................         2          51,433        48,204       0.5         0.7
Chemicals..............................................         4         247,379       219,846       2.2         4.6
Construction and Property..............................         4         356,162       455,406       4.6         2.7
Consumer Products......................................         7         493,301       641,441       6.5         0.8
Distributors...........................................        --              --            --        --          --
Electronics............................................         4         145,624       170,471       1.7         2.1
Entertainment and Leisure..............................         1         133,373       185,695       1.9          --
Financial Services.....................................         6         235,503       271,241       2.7         2.5
Health and Household...................................         6         562,428       681,701       6.9         7.1
Industrial Goods and Services..........................         7         394,076       617,532       6.2         6.3
Insurance..............................................         5         479,278       813,187       8.2         5.6
Leisure and Hotels.....................................        --              --            --        --         3.2
Manufacturing..........................................         4         335,229       336,127       3.4         4.6
Media..................................................         1          79,894       120,721       1.2         4.0
Metals.................................................         1           5,199         4,734       0.1         2.3
Resources..............................................         5         621,217       688,731       7.0         9.5
Restaurants............................................        --              --            --        --         0.2
Retailing..............................................        10         704,195       838,461       8.5         5.2
Telecommunications.....................................        13         931,282     1,227,761      12.4        11.3
Tobacco................................................         2          91,939       134,946       1.4         2.0
Transportation.........................................         3         197,577       301,745       3.1         3.6
Utilities..............................................         4         400,076       449,698       4.5         5.7
Miscellaneous..........................................         2          25,642        19,625       0.2         0.2
                                                              ---      ----------    ----------     -----       -----
                                                              106       7,648,276     9,681,145      97.9        94.3
Other Assets Less Liabilities..........................        --         211,684       211,684       2.1         5.7
                                                              ---      ----------    ----------     -----       -----
NET ASSETS.............................................       106      $7,859,960    $9,892,829     100.0       100.0
                                                              ===      ==========    ==========     =====       =====

-----------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (continued)
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                       PRINCIPAL AMOUNT
                                           OR SHARES
                                      --------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE      12/31/98
---------                           --------      --------

SELIGMAN HIGH-YIELD BOND PORTFOLIO
CORPORATE BONDS
Advanced Micro Devices
   11%, 8/1/2003................    $125,000     $375,000
ALARIS Medical
   0% (11 1/8%), 8/1/2008.......     300,000      300,000
B&G Foods 9 5/8%, 8/31/2007.....     120,000      120,000
Centennial Cellular
   10 3/4%, 12/15/2008..........     200,000      200,000
Golden Sky Systems
   12 3/8%, 8/1/2006............     325,000      325,000
Metrocall 11%, 9/15/2008........     190,000      240,000
Price Communications
   Cellular Holdings
   11 1/4%, 8/15/2008...........     190,000      190,000
Sun Healthcare Group
   9 1/2%, 7/1/2007.............     130,000      280,000
Verio 11 1/4%, 12/1/2008........     140,000      140,000

PREFERRED STOCKS
Crown Castle International 12 3/4%       155 shs.     155 shs.

                                       PRINCIPAL AMOUNT
                                           OR SHARES
                                      --------------------
                                                  HOLDINGS
REDUCTIONS                          DECREASE      12/31/98
-----------                         --------      --------

CORPORATE BONDS
Centennial Cellular
   10 1/8%, 5/15/2005...........    $125,000           --
Clearview Cinema Group
   10 7/8%, 6/1/2008............     125,000           --
Diamond Triumph Automotive
   9 1/4%, 4/1/2008.............     115,000     $ 60,000
ITC DeltaCom 11%, 6/1/2007......     100,000           --
Jitney Jungle Stores
   12%, 3/1/2006................      75,000      150,000
Premier Parks 12%, 8/15/2003....     100,000           --
Premier Parks
   0% (10%), 4/1/2008...........     175,000           --
Ryder TRS 10%, 12/1/2006........     150,000           --
Sprint Spectrum 11%, 8/15/2006..     200,000           --
Unisys 12%, 4/15/2003...........      75,000      175,000

--------------------------------------------------------------------------------

SELIGMAN INCOME PORTFOLIO
CORPORATE BONDS
GMAC 6 1/2%, 12/15/2005.........    $200,000     $200,000
Heller Financial
   5 7/8%, 11/1/2000............     200,000      200,000
International Business
   Machines 5.37%, 9/22/2003....     200,000      200,000
Sprint Capital 6 1/8%, 11/15/2008    200,000      200,000

US GOVERNMENT AGENCY SECURITIES
US Government Title XI
   (Bay Transportation)
   7.30%, 6/1/2021..............     200,000      200,000
FHLMC Gold
   5 1/2%, 7/1/2013.............     297,919      297,919
Federal National Mortgage
   Association:
   5.90%, 6/19/2003.............     300,000      300,000
   6.35%, 5/18/2005.............     300,000      300,000
   5.795%, 1/1/2009.............     200,000      200,000
Government National Mortgage
   Association
   6 1/2%, 12/15/2028...........     200,000      200,000


COMMON STOCKS
Avon Products...................       1,700 shs.      --
General Dynamics................       2,300        1,500 shs.
Marsh & McLennan................       2,250           --
Penney (J.C.)...................       2,300           --
St. Paul Companies..............       2,600           --
Texaco..........................       3,600           --

CORPORATE BONDS
Federated Department Stores
   10%, 2/15/2001...............    $500,000           --

US GOVERNMENT SECURITIES
US Treasury Notes:
   6 1/4%, 6/30/2002............     200,000     $300,000
   5 3/4%, 11/30/2002...........     300,000           --
   6 5/8%, 5/15/2007............     500,000      500,000

---------------
See footnotes on page P-9.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED DECEMBER 31, 1998

                                            SHARES
                                      --------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE      12/31/98
---------                           --------      --------

SELIGMAN LARGE-CAP VALUE PORTFOLIO
COMMON STOCKS
Bristol-Myers Squibb..........         1,100        1,100
Crown Cork & Seal.............         2,900        3,400
The Equitable Companies.......         2,100        2,700
Fannie Mae....................         1,600        1,600
Georgia-Pacific Group.........         1,700        2,350
Goodrich (B.F.)...............         4,300        5,000
Penney (J.C.).................         2,400        2,750
St. Paul Companies............         3,000        3,000
Sears, Roebuck................         3,400        4,000
United Healthcare.............         3,500        3,500


SELIGMAN SMALL-CAP VALUE PORTFOLIO
COMMON STOCKS
ABC Rail Products.............         7,000        7,000
AMRESCO.......................        10,000       10,000
Applied Extrusion
   Technologies...............        10,000       10,000
Bay View Capital..............         3,200        3,200
Lamson & Sessions.............        11,500       15,500
Marine Drilling...............         7,000        8,800
Stage Stores..................         7,500        7,500
Stewart & Stevenson
   Services...................         7,700        9,700
True North Communications.....         2,500        3,500
Windmere-Durable Holdings.....        13,500       13,500


-------------
Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

* "Diversification of Net Assets" is included for the Seligman Henderson Portfolios because their portfolio holdings are listed by country rather than by industry in the "Portfolios of Investments."
(1) Includes 1,138 shares received as a result of a 3-for-2 stock split.
(2) Includes 70,980 shares received as a result of a 6-for-1 stock split.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

   The following charts compare a $10,000 hypothetical investment made in each of Portfolios of Seligman Portfolios, Inc. (with the exception of Seligman Cash Management Portfolio), for the 10-year period ended December 31, 1998, or since inception through December 31, 1998, if less than 10 years, to a $10,000 hypothetical investment made in the appropriate benchmark indices and averages for the same period. Accompanying each chart is a discussion of the investment strategy and sector performance that affected the Portfolio during the past year.

SELIGMAN BOND PORTFOLIO

THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                       AVERAGE ANNUAL TOTAL RETURNS+

                                      One Yr.   Five Yrs.    Ten Yrs.
     Seligman Bond Portfolio           8.20%      6.33%        7.43%
     Lehman Brothers
     Government Bond Index             9.85       7.19         9.17
     Lipper Corporate Debt BBB-Rated
     Funds Average                     6.45       7.07         9.12


                                                 Lipper
                    Seligman   Lehman Bros.   Corporate Debt
                      Bond      Government      BBB Rated
      Date         Portfolio    Bond Index    Funds Average

   12/31/1988        10000         10000          10000
   03/31/1989        10020         10106          10130
   06/30/1989        10564         10919          10755
   09/30/1989        10584         11009          10809
   12/31/1989        10870         11423          10973
   03/31/1990        10689         11281          10761
   06/30/1990        11008         11676          11115
   09/30/1990        11051         11773          10997
   12/31/1990        11514         12420          11412
   03/31/1991        11805         12689          11903
   06/30/1991        11973         12860          12163
   09/30/1991        12600         13593          12891
   12/31/1991        13219         14322          13564
   03/31/1992        12990         14071          13573
   06/30/1992        13351         14629          14115
   09/30/1992        13940         15351          14825
   12/31/1992        13958         15357          14834
   03/31/1993        14403         16052          15679
   06/30/1993        14731         16515          16264
   09/30/1993        15097         17052          16882
   12/31/1993        15072         16994          17000
   03/31/1994        14640         16483          16379
   06/30/1994        14476         16295          16012
   09/30/1994        14595         16363          16146
   12/31/1994        14562         16420          16123
   03/31/1995        15064         17194          16893
   06/30/1995        16101         18260          18205
   09/30/1995        16431         18583          18656
   12/31/1995        17355         19432          19566
   03/31/1996        16773         18993          19122
   06/30/1996        16707         19084          19215
   09/30/1996        16873         19405          19650
   12/31/1996        17371         19972          20390
   03/31/1997        17248         19810          20272
   06/30/1997        17810         20497          21114
   09/30/1997        18372         21184          21932
   12/31/1997        18932         21887          22475
   03/31/1998        19117         22218          22861
   06/30/1998        19653         22804          23330
   09/30/1998        20540         24065          23756
   12/31/1998        20485         24046          23925


   Global financial turmoil throughout 1998 had investors throughout the world pursuing the perceived safety of the highest credit quality securities -- US Treasury bonds. At the same time, the Federal Reserve Board lowered the federal-funds rate while a federal budget surplus caused the overall supply of bonds to decrease, as the government needed less paper to finance spending. This combination of factors drove US Treasury yields to 30-year lows, which was positive for the Portfolio. The long bond began the year with a yield of 5.92%, and fell to a low of 4.70% before moving back up to close the year at 5.09%.

   During the year, as the spread between Treasuries and agency securities widened, we increased the Portfolio's exposure to agencies to pursue additional yield. As the year progressed, we reduced our exposure to mortgage-backed securities, selling higher-coupon securities as concerns over prepayments in a falling-interest-rate environment made other areas more attractive. This strategy was successful; however, even our reduced exposure placed a slight drag on performance in the third quarter as the flight to Treasuries hurt all other types of bonds.

   Going forward, we may shorten the Portfolio's duration as the rewards of maintaining a longer duration become less compelling. The Portfolio's duration is currently about 6.4 years, which is slightly longer than that of our benchmark, the Lehman Brothers Government Bond Index. In the coming year, ongoing global problems and the continuing disappearance of the US budget deficit should combine to keep supply low and demand high, a positive scenario for the Portfolio. In addition, we will continue to seek opportunities in non-Treasury securities to enhance the Portfolio's yield and total return.

SELIGMAN CAPITAL PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

   Last year's economic environment of subdued inflation, low interest rates, and strong consumer demand pro vided a favorable backdrop for mid-capitalization (between $1 billion and $10 billion in market value) growth stocks. However, ongoing concerns regarding global financial problems produced a "flight to quality" that favored larger-cap stocks. This bias hurt the performance of small- and mid-cap stocks, despite their attractive fundamentals. However, in the fourth quarter, the market began to broaden to include a wider range of market caps -- a favorable development for the Portfolio.

                                         AVERAGE ANNUAL TOTAL RETURNS+

                                       One Yr.    Five Yrs.     Ten Yrs.
     Seligman Capital Portfolio        22.19%      15.54%        15.98%
     Lipper Mid Cap Funds Average      11.37       15.44         16.51
     Russell Midcap Growth Index       17.86       17.33         17.30

                              Lipper       Rusell
                 Seligman     Mid Cap      MidCap
                  Capital      Funds       Growth
     Date        Portfolio    Average      Index

  12/31/1988       10000       10000       10000
  03/31/1989       10179       10766       10631
  06/30/1989       10775       11699       11675
  09/30/1989       11968       12997       13072
  12/31/1989       11647       12780       13148
  03/31/1990       11276       12654       12685
  06/30/1990       12639       13670       13771
  09/30/1990        9662       11033       10984
  12/31/1990       11276       12149       12473
  03/31/1991       13516       14774       15352
  06/30/1991       13696       14650       15114
  09/30/1991       15363       15977       16354
  12/31/1991       17935       17645       18341
  03/31/1992       16742       17705       17781
  06/30/1992       15508       16671       16954
  09/30/1992       16691       17247       17862
  12/31/1992       19153       19593       19937
  03/31/1993       19785       19948       20117
  06/30/1993       19435       20441       20119
  09/30/1993       20721       21955       21475
  12/31/1993       21385       22484       22168
  03/31/1994       20713       21789       21481
  06/30/1994       18896       20695       20536
  09/30/1994       20613       22369       21994
  12/31/1994       20403       22213       21688
  03/31/1995       21672       23770       24033
  06/30/1995       22974       25853       25962
  09/30/1995       25046       28614       28520
  12/31/1995       25947       29094       29056
  03/31/1996       27687       30869       30930
  06/30/1996       29584       32510       32087
  09/30/1996       30297       33530       33178
  12/31/1996       29712       34367       34137
  03/31/1997       28525       32336       32891
  06/30/1997       32422       37384       37732
  09/30/1997       36227       42695       43011
  12/31/1997       36043       41394       41829
  03/31/1998       40066       46420       46823
  06/30/1998       41061       45780       46795
  09/30/1998       33136       37507       38985
  12/31/1998       44040       46099       49304


-----------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN CAPITAL PORTFOLIO (continued)

   Technology, telecommunication, and consumer-cyclical companies had a year of strong earnings, which translated into solid returns for the Portfolio. In technology, anything Internet-related performed extremely well. While we did not own any pure-play Internet companies -- due to their astronomical valuations and lack of earnings -- we nonetheless benefited from the Internet boom as many of our technology holdings are involved in building and maintaining the infrastructure of the Internet.

   The Portfolio's exposure to industrial companies hurt overall performance. Global deflation in commodity prices, along with fallout from the Asian Financial crisis, negatively impacted this sector. Although none of our industrial holdings had direct exposure to Asia, many of their customers did and thus were hurt indirectly.

   Going into 1999, conditions appear positive for the Portfolio. Valuations for many quality mid-cap stocks are attractive, especially relative to the larger-cap stocks whose prices were driven up during last year's narrow market run-up. If the market continues to broaden -- a trend that we began to see in the fourth quarter of 1998 -- the mid-cap stocks held by the Portfolio would benefit. In addition, we believe that, like last year, companies that can either meet or surpass earnings estimates will be rewarded, while companies that fall short will be punished severely. This is another positive for the Portfolio, which looks for companies with the potential for positive earnings surprises. As 1999 begins, we believe that the areas of broadcasting and advertising, telecommunications, and specialty retailers have good prospects for such earnings surprises. Finally, we see the biggest risks to the US market in 1999 coming from abroad. The Portfolio, however, should be largely insulated from this because the mid-cap companies in the Portfolio are domestic in nature, relying little on international markets for earnings growth.

SELIGMAN COMMON STOCK PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                             AVERAGE ANNUAL TOTAL RETURNS+

                                            One Yr.   Five Yrs.    Ten Yrs.
     Seligman Common Stock Portfolio         24.16%     18.16%      16.55%
     Lipper Growth & Income Funds Average    15.32      18.32       15.76
     S&P 500                                 28.58      24.06       19.21

                  Seligman  Lipper Growth
                   Common    & Income
                   Stock       Funds
     Date        Portfolio    Average     S&P 500

  12/31/1988       10000       10000       10000
  03/31/1989       10394       10644       10709
  06/30/1989       11025       11396       11655
  09/30/1989       12099       12387       12903
  12/31/1989       12411       12382       13169
  03/31/1990       12300       12074       12772
  06/30/1990       13079       12691       13576
  09/30/1990       10771       11013       11710
  12/31/1990       12020       11825       12760
  03/31/1991       14169       13511       14614
  06/30/1991       14034       13485       14580
  09/30/1991       15010       14238       15360
  12/31/1991       16006       15254       16647
  03/31/1992       16311       15271       16226
  06/30/1992       16180       15317       16534
  09/30/1992       16843       15692       17055
  12/31/1992       17949       16639       17913
  03/31/1993       18593       17426       18696
  06/30/1993       18789       17587       18787
  09/30/1993       19260       18207       19272
  12/31/1993       20092       18641       19719
  03/31/1994       19274       18064       18972
  06/30/1994       19381       18006       19051
  09/30/1994       20360       18768       19983
  12/31/1994       20101       18485       19979
  03/31/1995       21545       19990       21925
  06/30/1995       22901       21593       24019
  09/30/1995       24331       23178       25928
  12/31/1995       25583       24309       27489
  03/31/1996       27339       25730       28965
  06/30/1996       28582       26619       30266
  09/30/1996       29129       27408       31201
  12/31/1996       30719       29502       33803
  03/31/1997       31067       29844       34709
  06/30/1997       35022       34142       40770
  09/30/1997       37666       37193       43823
  12/31/1997       37267       37482       45082
  03/31/1998       41570       41854       51371
  06/30/1998       42166       41947       53066
  09/30/1998       38846       36706       47786
  12/31/1998       46269       43224       57964


   In 1998, the US economy expanded for the eighth consecutive year. Low inflation, continued corporate earnings growth, and a benign interest rate environment combined to propel US stocks higher -- especially the largest, most liquid names, as investors tried to insulate themselves from global financial turmoil. The Portfolio, which generally invests in large-cap stocks, benefited from this year-long trend.

   The Portfolio remains broadly diversified among industry groups and individual holdings; however, we have reduced our number of holdings to focus on companies with stable earnings and dividend growth, which are selling at reasonable valuations relative to their industries. This approach was positive for the Portfolio during last summer's market downturn since it led us to underweight many excessively valued large-capitalization stocks, which were hit the hardest during that difficult environment.

   During the year, we increased our exposure to technology, and by year-end the industry represented 15% of the Portfolio. The group rallied in the fourth quarter, allowing these holdings to contribute positively to absolute performance; however, relative to the S&P 500 we lost some ground, since our weighting was slightly less than the 17% weighting of the Index. In addition to our technology holdings, the Portfolio benefited from our telecommunications and health care holdings.

   The weakest area of the Portfolio were cyclical stocks. While we were generally underweight in these issues, they did negatively impact results. Our energy stocks also adversely affected our returns. Weak demand from Asia, warm weather in the US, and an overall free-fall in commodity prices around the world all contributed to the poor showing of energy stocks in 1998. And while many of our energy holdings did better than the sector as a whole, they lagged the overall market in 1998.

   We believe that the fundamentals of the US economy remain strong and will provide a supportive environment for equities in 1999. However, we remain cautious of the high valuations on many of the largest stocks and fear that much of this has been driven by liquidity factors, not fundamentals. Therefore, we will look for companies with attractive valuations that more fully reflect their future prospects, and where we believe there is a catalyst for earnings acceleration going forward.

-------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                    AVERAGE ANNUAL TOTAL RETURNS+
                                      Since
                                                    One Yr.  Inception
     Seligman Communications
     and Information Portfolio                       36.49%   25.67%
     Lipper Science & Technology Funds Average       52.55    30.32*
     S&P 500                                         28.58    28.47*
     *From September 30, 1994.

               Seligman   Lipper Science
                  C&I     & Technology
     Date      Portfolio  Funds Average    S&P 500

  09/30/1994     10000        10000         10000
  12/31/1994     10440        10609          9998
  03/31/1995     11030        11341         10972
  06/30/1995     14690        13639         12020
  09/30/1995     16950        15816         12975
  12/31/1995     14464        14927         13756
  03/31/1996     13618        15028         14495
  06/30/1996     13993        16059         15146
  09/30/1996     15139        17368         15614
  12/31/1996     15739        18169         16916
  03/31/1997     14271        16522         17370
  06/30/1997     16961        19545         20402
  09/30/1997     22018        23298         21930
  12/31/1997     19237        20229         22560
  03/31/1998     22103        23674         25707
  06/30/1998     21765        24414         26555
  09/30/1998     18105        21787         23913
  12/31/1998     26256        30859         29007


   As was the case in the broader market, large-cap technology stocks outperformed their small- and mid-cap counterparts in 1998. As segments of the technology industry have matured, larger companies have frequently gained market share and dis proportionate profitability as purchasing power, incumbency, and customer preference for fewer vendors have continued to rise in importance. These trends were pronounced in the personal computer and data networking segments, where a few large com panies have prospered to the exclusion of all others. Further aiding the performance of large-cap technology stocks has been the ongoing popularity of the stocks of the S&P 500 and S&P 500 Index funds. Finally, the disappointing performance of large consumer and industrial companies, which have suffered profit shortfalls from the Asian and South American currency crises, has caused large-company fund managers to shift assets into big technology companies that continue to meet Wall Street expectations. The end result of these trends has been a snowballing of valuations, as already expensive stocks attain ever-higher absolute and relative valuations. In addition to large-cap technology companies, Internet companies also performed well. However, the Portfolio generally avoided pure-play Internet companies, given their high valuations, often negative cash flow, and typically cloudy profitability outlooks.

   The Portfolio's holdings in media stocks negatively affected performance. Although fundamentals were favorable throughout the year and our media holdings performed reasonably well, they underperformed relative to the largest-capitalization technology stocks. The weakest area of the Portfolio was the semiconductor-related sector, which went through a serious recession in the wake of the Asian financial crisis. However, this sector's fundamentals have recently begun to improve. The top-performing area of the Portfolio was computer hardware and peripherals, which was positively affected by Year 2000 testing, increased demand for data storage, and market-share consolidation in the computer industry.

   In the large-capitalization area we remain underweighted relative to the technology indices, although we do own significant positions in industry leaders. The Portfolio also holds many mid-capitalization technology companies with excellent fundamentals that have gone unappreciated by the market. In 1999, we believe that we will find attractive opportunities in radio broadcasting and cable television, semiconductor and semiconductor capital equipment companies, integrated circuit design software companies, mechanical design software companies, and entertainment software companies.

------------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN FRONTIER PORTFOLIO
THE CHART AND TOTAL RETURN DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                        AVERAGE ANNUAL TOTAL RETURNS+
                                                          Since
                                              One Yr.   Inception
Seligman Frontier Portfolio                   (1.46)%     17.88%
Lipper Small Cap Funds Average                (0.40)      16.31*
Russell 2000 Index                            (2.55)      14.09*
Russell 2000 Growth Index                      1.23       12.58*
*From September 30, 1994.

                   Seligman                                          Lipper
                   Frontier          Russell 2000  Russell 2000    Small Cap
      Date         Portfolio         Growth Index      Index     Funds Average

   09/30/1994        10000               10000         10000         10000
   12/31/1994        10580                9926          9813          9961
   03/31/1995        11300               10470         10265         10540
   06/30/1995        12260               11509         11227         11482
   09/30/1995        13780               12817         12336         12827
   12/31/1995        14101               13007         12604         13130
   03/31/1996        15443               13753         13247         13986
   06/30/1996        17065               14557         13909         15073
   09/30/1996        17731               14433         13957         15371
   12/31/1996        17476               14470         14682         15751
   03/31/1997        15855               12952         13923         14720
   06/30/1997        19203               15226         16180         17245
   09/30/1997        21455               17802         18588         20075
   12/31/1997        20331               16343         17965         19098
   03/31/1998        22650               18284         19773         21200
   06/30/1998        22044               17235         18851         20330
   09/30/1998        16839               13381         15053         15982
   12/31/1998        20034               16544         17508         19021


   The past year was a difficult one for small-company stocks. The greatest influence on both the Portfolio and the small-cap market was an ongoing reduction in expectations for corporate earnings throughout 1998. When conditions are positive, investors are generally willing to pay big premiums to own the faster rate of earnings growth that small-cap stocks typically enjoy. However, when there is earnings uncertainty (as was the case in 1998), investors avoid smaller companies, regardless of their attractive relative valuations and long-term growth prospects.

   In 1998, small-cap stocks were at a disadvantage on both the supply and demand side of the equation when judged against larger-cap stocks. From a supply standpoint, the stock market was headed toward a record year in terms of initial public offering (IPO) activity, until it cracked in mid-summer. New equity supply tends to disadvantage small-cap investors, because most new issues are for smaller companies. When an IPO successfully comes to market, fund managers, in general, become net sellers of other small-cap holdings to pay for the purchase. In addition, most of the money from individuals that poured into stocks this year was invested in the largest stocks. Even the tremendous inflows of money from foreign investors completely ignored small caps, as the global
"flight to quality" benefited only the best-known American companies. To small-cap investors, the supply/demand equation became a vicious circle. Money flowing into large-cap funds (particularly index funds), went into the market's largest stocks, causing their prices to rise. With corporate earnings uncertainty, few investors wanted to buy small caps, an asset class with less liquidity and poor recent relative performance.

   One area of strength in the market that has traditionally benefited small-cap growth stocks was technology. Unfortunately, the majority of the technology sector's gains in 1998 were limited to large technology leaders and speculative pure-play Internet companies. Due to the Portfolio's small-cap mandate, we could not take advantage of opportunities in large-cap technology stocks. And due to our investment approach, which focuses on fundamentals, we would not chase over-priced Internet stocks.

   We believe that small-cap growth stocks are at such attractive valuations, compared to their long-term growth prospects, that 1999 could be the year they return to favor. Many of the large-cap market leaders of the past few years may find their earnings under continued pressure due to ongoing global financial problems. Small-company stocks derive the majority of their earnings from domestic sources, and should therefore should do well in spite of global difficulties.

-------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO THE CHART AND TOTAL RETURN DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                            AVERAGE ANNUAL TOTAL RETURNS+
                                      Since
                                                 One Yr.   Inception
     Seligman Henderson Global Growth
     Opportunities Portfolio                     21.60%     12.16%
     Lipper Global Funds Average                 14.06      12.98*
     MSCI World Index                            24.80      17.87*
     *From April 30, 1996.

                                 Seligman
                                 Henderson
                               Global Growth        Lipper        MSCI
                               Opportunities      Global Funs     World
      Date                       Portfolio          Average       Index

   04/30/1996                       10000            10000        10000
   05/31/1996                       10000            10116        10010
   06/30/1996                       10010            10106        10062
   07/31/1996                        9480             9666         9708
   08/31/1996                        9790             9915         9821
   09/30/1996                        9810            10214        10207
   10/31/1996                        9650            10221        10281
   11/30/1996                        9980            10720        10859
   12/31/1996                        9922            10731        10687
   01/31/1997                       10102            10970        10818
   02/28/1997                       10072            11008        10944
   03/31/1997                       10022            10822        10730
   04/30/1997                       10072            10962        11083
   05/31/1997                       10773            11643        11769
   06/30/1997                       11274            12126        12357
   07/31/1997                       11784            12724        12928
   08/31/1997                       11164            12056        12066
   09/30/1997                       11694            12784        12723
   10/31/1997                       11043            11973        12055
   11/30/1997                       11164            12001        12271
   12/31/1997                       11169            12145        12422
   01/31/1998                       11432            12265        12770
   02/28/1998                       12394            13134        13636
   03/31/1998                       13022            13778        14214
   04/30/1998                       13397            13964        14354
   05/31/1998                       13245            13779        14176
   06/30/1998                       13326            13802        14515
   07/31/1998                       13508            13752        14493
   08/31/1998                       11473            11691        12563
   09/30/1998                       11422            11786        12788
   10/31/1998                       12010            12588        13946
   11/30/1998                       12769            13274        14778
   12/31/1998                       13581            13853        15502


   During the first half of 1998, world markets rose strongly by about 25%, led by Continental Europe and fueled by expectations of lower inflation and falling interest rates. After mid-July, the combination of the Russian debt default, speculative attacks against emerging market currencies, and a worse-than-expected economic impact from Asia on the rest of the world led to sharp market corrections. Then, in October, markets recovered as interest rates were cut in many parts of the world and a coordinated program of support for the world's financial system was implemented.

   During the year, the Portfolio's bias for stocks with higher earnings growth and a preference for Continental European markets were major positive factors. However, Asian and other emerging market investments dampened relative performance even though we had significantly reduced exposure to these markets during the year.

   The Portfolio remained broadly invested in our four major growth themes. During the year, we reduced exposure to the Productivity theme while increasing exposure to the more stable Quality-of-Life theme, with its emphasis on health care stocks. Our exposure to the Consumption theme remained virtually unchanged, but we shifted our geographical focus away from Asia and the emerging markets toward Europe. In general, within each theme, we shifted the Portfolio's investments toward those with greater earnings reliability.

   Profit growth around the world has become more scarce and uncertain, which has increased market volatility everywhere. However, a global economic recession accompanied by prolonged deflation is unlikely, as there is still room for lower interest rates. Meanwhile, the world has an excess of industrial capacity. Until demand rises sufficiently to meet it, pricing power will be scarce in industrial goods markets. The service sector businesses in which the Portfolio's investments are concentrated are likely to perform well in such an environment. During times of subdued profit advance, high-quality growth stocks tend to perform well. And when there is a high level of near-term uncertainty, it is appropriate to look at the secular trends which are most likely to drive wealth creation. Accordingly, we will continue to use a thematic approach to identify superior growth opportunities in which to invest.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
THE CHART AND TOTAL RETURN DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                             AVERAGE ANNUAL TOTAL RETURNS+
                                      Since
                                                  One Yr.     Inception
     Seligman Henderson Global Smaller
     Companies Portfolio                           6.58%        11.60%
     Lipper Global Small Cap Funds Average         0.75          7.91*
     Salomon Smith Barney EM Index World           5.93          9.43*
     *From September 30, 1994.

                      Seligman
                      Henderson
                       Global
                      Smaller       Lipper Global
                     Companies     Small Cap Funds  Salomon Smith Barney
    Date             Portfolio          Average        EM Index World

 10/11/1994            10000             10000             10000
 12/31/1994            10353              9649              9724
 03/31/1995            10594              9585              9997
 06/30/1995            10886             10373             10404
 09/30/1995            11860             11311             11110
 12/31/1995            12152             11341             11352
 03/31/1996            13246             12150             11969
 06/30/1996            14589             12911             12460
 09/30/1996            14464             12800             12459
 12/31/1996            14421             13084             12774
 03/31/1997            14196             12872             12396
 06/30/1997            15810             14220             13793
 09/30/1997            16023             14930             14658
 12/31/1997            14915             13720             13844
 03/31/1998            17260             15552             15649
 06/30/1998            17329             15208             15285
 09/30/1998            14433             12055             12651
 12/31/1998            15897             13824             14665


   During 1998, smaller US companies generally posted dis appointing returns, lagging well behind their larger counterparts. In the UK, this divergence was less pronounced than in the US, but was nevertheless significant, and the environment there remains difficult for small caps. Smaller companies in Continental Europe, with the notable exception of Norway, generally performed well, though still lagging large caps. The economic background in Japan continued to deteriorate throughout the year as the economy appeared to be in the grip of deflation,

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

a banking crisis, and policy paralysis. Despite this environment, smaller companies in Japan returned 18.7% in US dollar terms, 14% ahead of the return from large companies. Japan was the only one to see outperformance from smaller companies. Smaller companies in Asia, excluding Japan, fell 14.2% during 1998, underperforming large companies.

   The Portfolio's allocation to US equities rose from a low of 41.7% in January to 52.7% at the end of December. For much of the year, the allocation was in the mid-40% range, but we increased this allocation in the fourth quarter, given the attractive combination of growth opportunities and valuation levels.

   The Portfolio maintained a neutral to slightly overweight position in Continental Europe throughout the period, starting the year at 22.1%, rising to 22.6% in June, and ending the year at 19.0%. During the year, the Portfolio reduced exposure to the more cyclical sectors of the market where pricing pressure is likely to be most damaging for smaller companies.

   The Portfolio was underweighted in Japan for the whole period. At the beginning of the year, our allocation was 5.6% and rose to 6.5% by year-end. In the rest of Asia, the Portfolio began the year underweighted and ended with a neutral weight of 2.9%. Signs of an improved economic background and confirmation of improvements at the corporate level need to be seen before we will increase the Portfolio's allocation to this region.

   Volatility, which was the defining characteristic of equity markets in 1998, does not favor small caps. The current focus on large companies may continue, but with the valuation gap between large and small caps now looking very stretched, and earnings forecasts in many regions better for small companies than for large, the global small-cap market looks attractive as we begin 1999.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
THE CHART AND TOTAL RETURN DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                            AVERAGE ANNUAL TOTAL RETURNS+
                                      Since
                                                 One Yr.      Inception
     Seligman Henderson Global
     Technology Portfolio                        36.80%         22.02%
     Lipper Global Funds Average                 14.06          12.98*
     Lipper Science & Technology Funds Average   52.55          25.95*
     MSCI World Index                            24.80          17.87*
     *From April 30, 1996.

                    Seligman
                   Henderson      Lipper      Lipper
                     Global       Global     Science &       MSCI
                   Technology     Funds     Technology      World
      Date         Portfolio     Average   Funds Average    Index

   05/01/1996        10000        10000        10000        10000
   05/31/1996        10000        10116        10355        10010
   06/30/1996         9860        10106         9637        10062
   07/31/1996         8830         9666         8762         9708
   08/31/1996         9250         9915         9307         9821
   09/30/1996         9970        10214        10423        10207
   10/31/1996         9880        10221        10251        10281
   11/30/1996        10400        10720        11120        10859
   12/31/1996        10401        10731        10904        10687
   01/31/1997        11137        10970        11667        10818
   02/28/1997        10663        11008        10712        10944
   03/31/1997         9957        10822         9916        10730
   04/30/1997        10109        10962        10245        11083
   05/31/1997        11379        11643        11651        11769
   06/30/1997        11328        12126        11730        12357
   07/31/1997        12638        12724        13241        12928
   08/31/1997        12729        12056        13294        12066
   09/30/1997        13525        12784        13982        12723
   10/31/1997        12648        11973        12673        12055
   11/30/1997        12779        12001        12539        12271
   12/31/1997        12432        12145        12140        12422
   01/31/1998        12702        12265        12467        12770
   02/28/1998        14662        13134        13918        13636
   03/31/1998        14803        13778        14208        14214
   04/30/1998        15331        13964        14782        14354
   05/31/1998        14932        13779        13691        14176
   06/30/1998        15108        13802        14652        14515
   07/31/1998        14897        13752        14419        14493
   08/31/1998        11880        11691        11525        12563
   09/30/1998        12761        11786        13075        12788
   10/31/1998        13899        12588        14057        13946
   11/30/1998        15367        13274        15889        14778
   12/31/1998        17007        13853        18520        15502


   In 1998, the technology industry significantly outperformed the broad market in most countries, with US and European tech stocks leading the way. Inventory issues in the PC market early in the year led to severe underperformance by cyclical technology shares but, by the late autumn, strong PC demand combined with constrained production produced strong year-end results. The dramatic growth of Internet usage represented perhaps the single most significant contributor to the growth of the technology market. Consumer enthusiasm for getting on-line drove heavy retail demand for PCs, while the explosion in data traffic obliged communications carriers to upgrade and extend their network infrastructure. Consequently, we have seen tremendous strength in the networking and communications equipment markets. This was matched by growth in wireless where subscriber growth, particularly in Europe, has vastly exceeded expectations.

   Throughout the year we remained heavily focused on the US as the global technology leader and on Europe as the market that seems to be positioned for a period of strong growth. We maintained a modest weighting in Asia and continue to believe that the best investment prospects lie outside that region.

   With corporate profit growth in the broad stock market slowing markedly in the current deflationary climate, the exceptional growth rates being delivered by technology companies are commanding ever-higher valuations. As we begin 1999, the industry's absolute fundamentals are good and continue to improve, and relative fundamentals are among the best seen in 15 years.

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                          AVERAGE ANNUAL TOTAL RETURNS+
                                                      One     Five     Since
                                                       Yr.     Yr.   Inception
     Seligman Henderson International Portfolio      15.81%   8.67%    10.20%
     Lipper International Funds Average Index        12.80    7.78     10.16*
     MSCI EAFE Index                                 20.33    9.50      9.88*
     *From April 30, 1993.

                    Seligman       Lipper
                   Henderson    International     MSCI
                 International  Funds Average    EAFE
      Date         Portfolio        Index        Index

   05/03/1993        10000          10000        10000
   06/30/1993        10010          10004        10057
   09/30/1993        10480          10873        10731
   12/31/1993        11440          11907        10831
   03/31/1994        10987          11813        11216
   06/30/1994        11399          11946        11797
   09/30/1994        11751          12318        11816
   12/31/1994        11591          11829        11704
   03/31/1995        11428          11635        11931
   06/30/1995        11765          12120        12028
   09/30/1995        12603          12717        12539
   12/31/1995        12905          12975        13057
   03/31/1996        13228          13555        13443
   06/30/1996        13603          14047        13666
   09/30/1996        13520          13984        13659
   12/31/1996        13819          14551        13887
   03/31/1997        13925          14752        13680
   06/30/1997        15802          16396        15466
   09/30/1997        15716          16622        15367
   12/31/1997        14973          15351        14173
   03/31/1998        17295          17608        16269
   06/30/1998        17682          17733        16453
   09/30/1998        14719          14875        14125
   12/31/1998        17340          17316        17056


   The year began with international stock markets rising strongly. However, this ended abruptly during the summer when Russia's default on its debt produced significant financial consequences around the globe. During the third quarter, stock markets fell sharply, but rebounded strongly during the fourth quarter. Inflation remained low, causing long-bond yields to decline, and enabling central banks around the world to respond quickly to the global financial crisis by cutting short rates, a process that is likely to continue.

   UK markets followed the fortunes of the rest of the world during the year, falling dramatically from July highs, but recovering by year-end. We remained overweighted in the UK as we viewed that market as a defensive bet relative to the rest of the world. The Portfolio was heavily overweighted in Continental Europe during the year, which contributed positively to performance. Lower interest rates, anticipation of the European Monetary Union, and strong forecasted earnings growth helped lift these stocks higher in the first half of the year, allowing Continental Europe to outperform most other regional markets. The Portfolio will likely maintain this regional overweighting as economic growth in Europe should be among the most resilient in the world.

   The Portfolio maintained a very low weighting in Japan throughout the year because we did not anticipate any near-term economic recovery in this troubled market. We do not expect a speedy solution to the banking crisis nor sufficient stimulus to boost the economy, and believe significant risks for the Japanese market remain. During the year, we maintained minimal exposure to the Pacific markets, which were down by 5.1% on average, and expect to remain underweighted in this region over the near term. In other emerging markets, which suffered greatly in an environment of falling commodity prices and slowing global economic growth, we maintained only limited exposure.

   International stock markets continue to look more secure as interest-rate reductions boost investor sentiment. But despite these improvements, risks remain and markets must account for slower economic and corporate profit growth. Within this context, we expect continental Europe, the UK, and select emerging markets to offer attractive return potential, as we believe corporate earnings have the greatest potential in these regions. In contrast, we believe that Japan and the Pacific region will remain depressed over the near term.

------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN HIGH-YIELD BOND PORTFOLIO
THE CHART AND TOTAL RETURN DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                             AVERAGE ANNUAL TOTAL RETURNS+
                                      Since
                                                    One Yr.   Inception
     Seligman High-Yield Bond Portfolio              1.02%      10.25%
     Lipper High Current Yield                      (0.30)       9.63*
     Merrill Lynch High Yield Master Index           3.66       10.36*
     *From April 30, 1995.

                   Seligman
                  Henderson
                  High-Yield   Lipper High  Merrill Lynch
                     Bond        Current     High-Yield
      Date         Portfolio      Yield     Master Index

   05/01/1995        10000        10000        10000
   06/30/1995        10030        10391        10264
   09/30/1995        10300        10694        10589
   12/31/1995        10737        11049        10903
   03/31/1996        11126        11211        11214
   06/30/1996        11341        11364        11437
   09/30/1996        11872        11808        11978
   12/31/1996        12307        12272        12414
   03/31/1997        12252        12400        12501
   06/30/1997        13022        12990        13167
   09/30/1997        13824        13497        13870
   12/31/1997        14164        13846        14058
   03/31/1998        14820        14232        14662
   06/30/1998        14987        14471        14715
   09/30/1998        13925        13953        13640
   12/31/1998        14309        14354        14016


   A very unusual combination of events forced a liquidity squeeze on the high-yield market in 1998. The global stock market decline which began in July caused many high-yield issuers to lose another potential source of financing and thus much-needed financial flexibility. Then, when rumors began to circulate that Russia and a number of Asian countries would default on their debt, mutual funds with direct emerging market exposure faced significant redemptions and sold their most stable assets -- domestic high-yield bonds -- to meet those redemptions. While the Portfolio had no direct emerging market exposure, the selling pressure created by those funds led to repricing of domestic high-yield issues. Finally, additional downward pressure was created following the announcement of the bailout of Long-Term Capital Management (LTCM), which had many high-yield investments. Unfortunately, because LTCM was so secretive about its holdings, no one knew which bonds would be most impacted, so the whole market repriced downward.

   In the fourth quarter, the high-yield market rebounded, for a number of reasons. The most compelling was that bargain hunters moved in to an oversold market. Mutual fund investors, pension funds, and insurance companies poured billions of dollars into the attractively priced high-yield market. Other important factors contributing to the rebound included Federal Reserve Board Chairman Alan Greenspan's positive statements, the Federal Reserve Board's rate cuts, and the recovery of the equity markets.

   Defensive sectors such as cable, publishing, and gaming all did well in 1998. The hardest-hit areas of the high-yield market were those that require additional funding to meet their respective business plans. Fortunately, the Portfolio's exposure to those issues was minimal. Another area hit hard was nursing homes. The prospective payment system recently put in place has created some short-term challenges in this area, but we think that there are long-term opportunities in nursing home providers. In our opinion, this sector was oversold in 1998. During the year, we increased the Portfolio's exposure to health care, paging, publishing, and rural cellular providers.

   A strong US economy, featuring modest gross domestic product (GDP) growth, low interest rates, and a federal budget surplus should allow defaults in the high-yield market to remain modest. In this environment, our investment strategy remains unchanged. We prefer domestic issuers with predictable cash flows, dominant market shares, high cash flow margins (which are indicative of pricing power), and strong management teams. We have no emerging market exposure and avoid purchasing defaulted and distressed bonds.

-----------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN INCOME PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                          AVERAGE ANNUAL TOTAL RETURNS+

                                          One Yr.     Five Yrs.        Ten Yrs.
     Seligman Income Portfolio             7.76%        7.77%           10.29%
     Lehman Brothers Aggregate
      Bond Index                           8.69         7.27             9.26
     Lipper Income Funds Average           7.85        10.68            11.61
     S&P 500                              28.58        24.06            19.21

                                 Lehman       Lipper
                   Seligman     Brothers      Income
                    Income      Aggregate      Funds
      Date         Portfolio   Bond Index     Average      S&P 500

   12/31/1988        10000        10000        10000        10000
   03/31/1989        10339        10114        10428        10709
   06/30/1989        10976        10920        11111        11655
   09/30/1989        11255        11043        11633        12903
   12/31/1989        11461        11454        11823        13169
   03/31/1990        11440        11363        11558        12772
   06/30/1990        11546        11779        11901        13576
   09/30/1990        10398        11880        11071        11710
   12/31/1990        10761        12481        11702        12760
   03/31/1991        11973        12830        12777        14614
   06/30/1991        12472        13038        12878        14580
   09/30/1991        13491        13779        13817        15360
   12/31/1991        14086        14477        14640        16647
   03/31/1992        14662        14292        14640        16226
   06/30/1992        15025        14870        15059        16534
   09/30/1992        15576        15509        15587        17055
   12/31/1992        16299        15551        15987        17913
   03/31/1993        17187        16193        16952        18696
   06/30/1993        17659        16622        17326        18787
   09/30/1993        18188        17056        17944        19272
   12/31/1993        18316        17066        18051        19719
   03/31/1994        17543        16576        17377        18972
   06/30/1994        17012        16406        17308        19051
   09/30/1994        17591        16506        17751        19983
   12/31/1994        17223        16568        17425        19979
   03/31/1995        17845        17404        18493        21925
   06/30/1995        19055        18463        19694        24019
   09/30/1995        20178        18825        20697        25928
   12/31/1995        20319        19627        21596        27489
   03/31/1996        20570        19280        22062        28965
   06/30/1996        20839        19390        22468        30266
   09/30/1996        21012        19748        22894        31201
   12/31/1996        21672        20341        23958        33803
   03/31/1997        21796        20227        23993        34709
   06/30/1997        23217        20969        25833        40770
   09/30/1997        24350        21666        27337        43823
   12/31/1997        24711        22302        27801        45082
   03/31/1998        26107        22650        29311        51371
   06/30/1998        26107        23180        29427        53066
   09/30/1998        25557        24161        28168        47786
   12/31/1998        26628        24243        29983        57964


   In 1998, the US economy expanded for the eighth year in a row. Low inflation, continued corporate earnings growth in a benign interest rate environment, and an investor "flight to quality" all pushed US equity and fixed-income markets higher. On the equity side, the movement to securities that were considered safer was positive for the biggest US stocks, but caused a narrowing of the market that excluded many stocks. On the fixed-income side, this trend was positive for US Treasuries, as global demand for securities backed by the US government grew. US corporate securities, on the other hand, did not fare as well in comparison.

   While the Portfolio remains well diversified among industry groups and individual holdings, we have reduced the number of holdings in the Portfolio to focus on companies with dividend yields equal to, or greater than the S&P 500, and those with valuations at the lower end of their industry group. This approach led us to underweight many of the excessively-valued large-capitalization stocks that were hit the hardest by last summer's market downturn. During the year, we significantly reduced the Portfolio's international holdings because of ongoing global economic problems. We continued to reduce the convertible securities in the Portfolio, which helped to increase returns without increasing overall risk. We also increased the Fund's fixed-income holdings, as we felt that real interest rates were attractive. However, our fixed-income exposure was heavily weighted to corporate bonds, which underperformed Treasuries.

   Due to our concerns regarding large-cap equity valuations, we ended 1998 underweighted in equities. With the strong results in the equity markets in 1998, our underweighting in stocks negatively impacted our relative performance. If the stock market corrects in 1999, we would use the opportunity to add to positions in high-quality companies at more attractive valuations.

   We continue to believe that the US economy is an attractive environment for investing in financial markets. We do not see any reason for a significant rise in interest rates in 1999 as long as corporate profits and overall economic growth continue to be moderate. Deflationary concerns outside the US should benefit the fixed-income marketplace. Within the equity markets, we remain cautious of the high valuations on many of the largest stocks, and fear that much of this has been driven by liquidity factors, not fundamentals. Therefore, we are focusing on identifying companies whose valuations more fully reflect their future prospects, and where we believe there is a catalyst for earnings acceleration going forward.

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

SELIGMAN LARGE-CAP VALUE PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                             TOTAL RETURNS+
                            Since Inception
     Seligman Large-Cap
        Value Portfolio          (0.26)%
     Russell 1000 Index          10.91*
     Russell 1000 Value Index     2.87*
     S&P 500                     11.71*
     *From April 30, 1998.

                  Seligman
                 Large Cap    Russell      Rusell
                   Value       1000         1000
     Date        Portfolio     Index    Value Index   S&P 500

  05/01/1998       10000       10000       10000       10000
  05/31/1998        9990        9852        9784        9828
  06/30/1998        9920        9978       10146       10227
  07/31/1998        9550        9802       10024       10118
  08/31/1998        7980        8344        8526        8655
  09/30/1998        8050        8823        9100        9209
  10/31/1998        9000        9507        9819        9958
  11/30/1998        9940        9950       10427       10562
  12/31/1998        9974       10288       11091       11170


   The period under review was a difficult one for the Portfolio, and for value funds in general. As investors worried about everything from deflationary pressures in the US to devalued currencies in emerging markets, the largest, most liquid growth companies in the US -- companies with proven track records of growing earnings in the past -- benefited from a "flight to quality." Large-capitalization growth stocks were among the year's biggest winners, but to the exclusion of large-capitalization value stocks.

   The Portfolio's most heavily weighted sector, financial stocks, suffered to an even greater degree than the broader market during the difficult third quarter, which was characterized by concerns and uncertainties regarding the global financial crisis. The Portfolio's performance was also hurt by the strength in technology stocks in general and Internet stocks in particular, where a virtual mania developed. This resulted in a speculative trading market that became extremely divergent. Value stocks, which are low priced, do not do well in this type of environment.

   In 1999, we expect a slowdown in domestic gross domestic product (GDP) to about 2.5 percent. Trade should continue to come under pressure and there could be a meaningful decline in capital spending, resulting in a period of slowing job creation and reduced income gains. Unemployment may rise somewhat and inflation should remain muted. We think one of the major investment themes for 1999 will be restructuring and consolidating, as managements continue to attempt to grow profits in a slow growth environment. In commodity price-sensitive businesses, this will slowly bring supply into better balance.

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnote on page P-20.

                            SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

SELIGMAN SMALL-CAP VALUE PORTFOLIO
THE CHART AND TOTAL RETURNS DO NOT REFLECT ANY FEES OR CHARGES THAT INVESTORS WILL INCUR IN PURCHASING OR SELLING UNITS OF THE VARIABLE ACCOUNTS.

                                                      TOTAL RETURNS+
                                                     Since Inception
     Seligman Small-Cap Value Portfolio                  (17.00)%
     Lipper Small Cap Funds Average                      (11.01)*
     Russell 2000 Value Index                            (14.09)*
     *From April 30, 1998.

                        Seligman                            Lipper
                        Small-Cap         Russell 2000     Small Cap
                          Value              Value           Funds
     Date               Portfolio            Index          Average

  05/01/1998              10000              10000           10000
  05/31/1998               9500               9646            9437
  06/30/1998               9150               9592            9512
  07/31/1998               8460               8841            8830
  08/31/1998               6350               7456            7063
  09/30/1998               6420               7878            7477
  10/31/1998               6850               8112            7783
  11/30/1998               7290               8332            8291
  12/31/1998               8300               8593            8899


   The greatest influence on both the Portfolio and the small-cap market was an ongoing reduction in expectations for corporate earnings throughout 1998. When conditions are positive, investors are generally willing to pay big premiums to own the faster rate of earnings growth that small-cap stocks typically enjoy. However, during periods of earnings uncertainty (as in 1998), investors do not want to own smaller companies, regardless of valuations.

   We responded to this environment by staying focused on our investment discipline. We bought what we considered to be quality companies with favorable long-term return prospects. In retrospect, a winning strategy for small-cap investors in 1998 would have been to emphasize those "concept" companies that have no earnings, or high-tech companies where valuations are well above what a traditional value investor is willing to pay. However, we remained committed to our long-term value approach to investing. To change one's investment style in order to fit with what is working in the market today is better known as style rotation, and it is something we will not do.

   The Portfolio benefited from having owned five companies that were taken over during 1998. While we do not buy stocks simply because we think they will be taken over, takeovers are a logical outcome given that our investment process is often focused on those companies that sell at a discount to their private market value.

   We generally avoid investing in companies where the movement in the price of a commodity (gold, oil, interest rates, etc.) far outweighs any impact management can make. However, we did add two energy-related investments earlier this year, based on a discount to net asset value, already significant price declines, unseasonably mild weather for the prior year, and potential demand recovery in Asia. While these investments have not yet paid off, we believe that, at some point, when energy prices come back, so will these stocks.

   Current valuations suggest that a period of significant catch-up for small-cap stocks, in general, and small-cap value stocks, in particular, is coming. We are not market timers and we do not know if 1999 will be the year that these stocks will rebound. But for investors seeking long-term capital appreciation who can withstand greater volatility, small-cap value remains an attractive investment area.

------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. + Performance data quoted represent past performance and assume that all dividends and distributions are invested in additional shares.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS                                      December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN BOND PORTFOLIO
                                       PRINCIPAL
                                        AMOUNT        VALUE
                                       ---------    ---------
US GOVERNMENT AND GOVERNMENT AGENCY SECURITIES -- 49.8% US GOVERNMENT SECURITIES -- 36.0% US Treasury Bonds:
   8 3/4%, 5/15/2020.............      $500,000   $  711,562
   6 5/8%, 2/15/2027.............       900,000    1,064,812
US Treasury Notes:
   6 1/4%, 10/31/2001............       300,000      312,563
   6 1/4%, 6/30/2002.............       200,000      209,938
   6 5/8%, 5/15/2007.............       300,000      337,500
                                                  ----------
Total US Government
   Securities
   (Cost $2,422,781).............                  2,636,375
                                                  ----------
US GOVERNMENT
AGENCY SECURITIES -- 13.8%
Aid-Israel 0%, 11/15/2010........       500,000      264,565
Federal National Mortgage
   Association:
   5.795%, 1/1/2009..............       150,000      150,750
   6%, 12/1/2028+................       200,000      197,438
Government National Mortgage
   Association, Mortgage-backed
   Passed-through Certificates:+
   6 1/2%, 12/15/2028............       200,000      202,188
   6%, 12/20/2028................       200,000      198,250
                                                  ----------
Total US Government
   Agency Securities
   (Cost $1,016,711).............                  1,013,191
                                                  ----------
TOTAL US GOVERNMENT AND
   GOVERNMENT AGENCY SECURITIES
   (Cost $3,439,492).............                  3,649,566
                                                  ----------
CORPORATE BONDS -- 41.6% AT&T Capital Corp.
   6 1/4%, 5/15/2001.............       200,000      197,455
Associates Corporation of North
   America 6 1/2%, 8/15/2002.....       200,000      206,682
Barrett Resources
   7.55%, 2/1/2007...............       200,000      192,784
Capital One Bank
   8 1/8%, 3/1/2000..............       150,000      152,657

                                       PRINCIPAL
                                        AMOUNT        VALUE
                                       ---------    ---------
CORPORATE BONDS (continued)
Cardinal Health
   6 1/4%, 7/15/2008.............      $100,000   $  102,559
Chrysler Financial
   6.09%, 4/6/2001...............       200,000      203,302
Dell Computer
   6.55%, 4/15/2008..............       200,000      208,111
Equifax
   6.30%, 7/1/2005...............       100,000      103,125
First Data Corp.
   5.80%, 12/15/2008.............       100,000       99,085
First USA Bank
   5 3/4%, 1/15/1999.............       100,000      100,001
Loewen Group International
   7 1/2%, 4/15/2001.............       200,000      179,000
Petroleum Georgia Pacific
   7 1/2%, 3/31/2007.............       200,000      213,092
Philip Morris
   7 1/8%, 8/15/2002.............       200,000      209,865
Sprint Capital
   6 1/8%, 11/15/2008............       200,000      204,446
Time Warner
   9 1/8%, 1/15/2013.............       200,000      253,788
Viacom
   7 3/4%, 6/1/2005..............       200,000      218,662
Woolworth
   7%, 6/1/2000..................       200,000      200,064
                                                  ----------
TOTAL CORPORATE BONDS
   (Cost $2,995,620).............                  3,044,678
                                                  ----------
REPURCHASE AGREEMENT -- 5.5%
   (Cost $400,000)...............
State  Street  Bank  and  Trust  4.45%,  dated  12/31/1998,   maturing  1/4/1999
   collateralized  by:  $300,000 US Treasury Notes 11 5/8%,  11/15/2004,  with a fair
   market value of $408,353......       400,000      400,000
                                                  ----------
TOTAL INVESTMENTS -  96.9%
   (Cost $6,835,112).............                  7,094,244
OTHER ASSETS LESS
   LIABILITIES - 3.1%............                    226,112
                                                  ----------
NET ASSETS - 100.0%..............                 $7,320,356
                                                  ==========
-------------
+ Investments in mortgage-backed  securities are subject to principal  paydowns.
  As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SELIGMAN CAPITAL PORTFOLIO
                                        SHARES      VALUE
                                       --------   ---------
COMMON STOCKS -- 96.3%
BASIC MATERIALS -- 2.2%
Crompton & Knowles...............       12,000   $  248,250
Minerals Technologies............        7,100      290,656
                                                 ----------
                                                    538,906
                                                 ----------
CAPITAL GOODS -- 10.3%
Applied Power (Class A)..........       16,900      637,975
General Dynamics.................        7,100      416,237
Molex............................       15,500      590,453
Pall.............................       19,900      503,719
Rayovac*.........................       12,200      325,587
                                                 ----------
                                                  2,473,971
                                                 ----------
COMMUNICATIONS SERVICES -- 6.1%
Century Telephone Enterprises....       13,400      904,500
Tele-Communications (Series A)
   TCI Ventures Group*...........       24,400      577,212
                                                 ----------
                                                  1,481,712
                                                 ----------
CONSUMER CYCLICALS -- 23.6%
Apollo Group (Class A)*..........        6,700      226,544
Circuit City Stores-Circuit City
   Group.........................        6,900      344,569
Fastenal.........................        5,600      246,225
General Nutrition*...............       11,400      184,894
HA-LO Industries*................        6,400      240,800
Harley-Davidson..................        7,600      360,050
Interpublic Group of Companies...        8,100      645,975
ITT Educational Services*........       17,500      595,000
Lancaster Colony.................        7,900      253,294
Leggett & Platt..................       13,000      286,000
Lowe's Companies.................        6,100      312,244
Office Depot*....................       18,700      690,731
Service Corp. International......       10,600      403,462
Snyder Communications*...........        7,600      256,500
TJX Companies....................       12,300      356,700
Williams-Sonoma*.................        7,000      282,188
                                                 ----------
                                                  5,685,176
                                                 ----------
CONSUMER STAPLES -- 17.3%
Cardinal Health..................        4,500      341,438
CBS..............................       19,900      651,725
Chancellor Media*................        6,900      330,122
Clorox...........................        2,300      268,669
Deluxe...........................       13,100      478,969
Dial.............................       14,500      418,688

                                        SHARES      VALUE
                                       --------   ---------
CONSUMER STAPLES (continued)
Infinity Broadcasting (Class A)*.       23,000   $  629,625
Kroger*..........................       10,100      611,050
Newell...........................       10,600      437,250
                                                 ----------
                                                  4,167,536
                                                 ----------
ENERGY -- 1.4%
Anadarko Petroleum...............        7,300      225,388
Enron Oil & Gas..................        6,100      105,225
                                                 ----------
                                                    330,613
                                                 ----------
FINANCIAL SERVICES -- 10.0%
AFLAC............................        8,600      378,400
Nationwide Financial Services
   (Class A).....................        8,000      413,500
Old Republic International.......       14,250      320,625
Progressive (Ohio)...............        1,800      304,875
Provident Companies..............        7,900      327,850
Schwab (Charles).................        7,500      421,406
SouthTrust.......................        6,950      256,498
                                                 ----------
                                                  2,423,154
                                                 ----------
HEALTH CARE -- 6.6%
ALZA*............................        5,500      287,375
Biogen*..........................        4,300      356,631
Covance*.........................       14,800      431,050
Universal Health Services
   (Class B)*....................        7,100      368,313
Wellpoint Health Networks........        1,700      147,900
                                                 ----------
                                                  1,591,269
                                                 ----------
TECHNOLOGY -- 16.0%
Applied Materials................        4,900      209,322
Ascend Communications*...........        3,300      217,078
Cadence Design System*...........        8,300      246,925
Compuware*.......................        4,100      320,184
Electronic Arts*.................       10,400      583,050
Fiserv*..........................        7,100      364,984
General Instrument*..............       12,000      407,250
Maxim Integrated Products*.......        5,000      218,281
Network Associates*..............        4,800      318,450
Parametric Technology*...........       25,600      416,000
VERITAS Software*................        9,400      562,825
                                                 ----------
                                                  3,864,349
                                                 ----------
TRANSPORTATION -- 1.7%
CNF Transportation...............       10,900      409,431
                                                 ----------
-------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN CAPITAL PORTFOLIO (continued)
                                        SHARES       VALUE
                                       --------    ---------
UTILITIES -- 1.1%
AES*.............................        5,800   $   274,775
                                                 -----------
TOTAL COMMON STOCKS
   (Cost $16,679,590)............                 23,240,892
                                                 -----------
SHORT-TERM HOLDINGS -- 4.1%
   (Cost $1,000,000).............                  1,000,000
                                                 -----------
TOTAL INVESTMENTS -- 100.4%
   (Cost $17,679,590)............                $24,240,892
OTHER ASSETS LESS
   LIABILITIES-- (0.4)%..........                   (100,198)
                                                 -----------
NET ASSETS-- 100.0%..............                $24,140,694
                                                 ===========
SELIGMAN CASH MANAGEMENT PORTFOLIO

                         ANNUALIZED
                          YIELD ON    PRINCIPAL
                       PURCHASE DATE   AMOUNT      VALUE
                       -------------  --------   ---------
US GOVERNMENT
AND GOVERNMENT
AGENCY SECURITIES -- 57.6%
US Government SECURITIES -- 48.2% US Treasury Bills:
   2/11/1999............    4.38%   $1,000,000   $  995,103
   3/11/1999............    4.46       600,000      594,986
   3/25/1999............    4.44       700,000      693,028
   4/15/1999............    4.52     1,000,000      987,347
   4/29/1999............    4.49       600,000      591,425
US Treasury Notes:
   5%, 1/31/1999........    5.12       600,000      599,929
   6 3/8%, 4/30/1999....    4.53       600,000      603,502
                                                 ----------
Total US Government
   Securities
   (Cost $5,065,320)....                          5,065,320
                                                 ----------
US Government
AGENCY
SECURITIES -- 9.4%
Federal Home Loan
   Bank Corp., 4.94%,
   3/5/1999.............    5.07       500,000      495,677
Federal National
   Mortgage Association,
   4.95%, 3/11/1999.....    5.08       500,000      495,256
                                                 ----------
Total US Government
   Agency Securities
   (Cost $990,933)......                            990,933
                                                 ----------
TOTAL US GOVERNMENT AND
   GOVERNMENT AGENCY
   SECURITIES
   (Cost $6,056,253) ...                          6,056,253
                                                 ----------
                         ANNUALIZED
                          YIELD ON    PRINCIPAL
                       PURCHASE DATE   AMOUNT      VALUE
                       -------------  --------   ---------
COMMERCIAL
PAPER -- 31.7%
American Express Credit
   Corp., 2/26/1999.....    5.07%     $540,000  $   535,800
American General Finance
   Corp., 2/8/1999......    5.30       500,000      497,240
Ford Motor Credit Co.,
   4/5/1999.............    4.98       475,000      468,923
General Electric Capital
   Corp., 1/19/1999.....    5.24       650,000      648,320
John Deere Capital Corp.,
   2/18/1999............    5.12       540,000      536,364
Norwest Financial, Inc.,
   1/15/1999............    5.25       650,000      648,690
                                                -----------
TOTAL COMMERCIAL
   PAPER
   (Cost $3,335,337)....                          3,335,337
                                                -----------
REPURCHASE
AGREEMENT -- 9.5%
   (Cost $1,000,000)
State Street Bank and
   Trust 4.45%, dated 12/31/1998, maturing 1/4/1999 collateralized by: $750,000 US Treasury Notes 115 1/48%, 11/15/2004, with a fair market value of
   $1,020,883...........    4.51     1,000,000    1,000,000
                                                -----------
TOTAL INVESTMENTS -- 98.8%
   (Cost $10,391,590)...                         10,391,590
OTHER ASSETS LESS
   LIABILITIES-- 1.2%.....                          128,305
                                                -----------
NET ASSETS-- 100.0%.......                      $10,519,895
                                                ===========
-----------------
* Non-income producing security.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SELIGMAN COMMON STOCK PORTFOLIO
                                         SHARES      VALUE
                                        --------   ---------
COMMON STOCKS - 90.7%
AEROSPACE/DEFENSE -- 0.5%
General Dynamics.................        6,000   $  351,750
                                                 ----------
AUTOMOTIVE AND
RELATED  - 3.5%
DaimlerChrysler..................       12,999    1,248,716
Dana.............................        6,600      269,775
Ford Motor.......................       11,800      692,512
                                                 ----------
                                                  2,211,003
                                                 ----------
BASIC MATERIALS - 0.5%
Alcoa............................        4,100      305,706
                                                 ----------
BUSINESS SERVICES AND
SUPPLIES -- 1.4%
Xerox............................        7,400      873,200
                                                 ----------
CAPITAL GOODS - 0.9%
Crown Cork & Seal................       17,500      539,219
                                                 ----------
CHEMICALS -- 0.8%
duPont (E.I.) de Nemours.........        9,100      482,869
                                                 ----------
CONSUMER GOODS AND
SERVICES - 8.1%
Anheuser-Busch...................       17,900    1,174,687
Coca-Cola........................       11,700      782,437
General Mills....................        7,900      614,225
PepsiCo..........................       18,200      745,063
Philip Morris....................       23,400    1,251,900
Procter & Gamble.................        5,900      538,744
                                                 ----------
                                                  5,107,056
                                                 ----------
DRUGS AND HEALTH
CARE - 10.8%
Abbott Laboratories..............       16,600      813,400
American Home Products...........       19,800    1,114,988
Baxter International.............        6,000      385,875
Bristol-Myers Squibb.............        9,700    1,297,981
Johnson & Johnson................        9,900      830,362
Merck............................        7,800    1,151,963
Pfizer...........................        5,200      652,275
Schering-Plough..................        9,200      508,300
                                                 ----------
                                                  6,755,144
                                                 ----------

                                         SHARES      VALUE
                                        --------   ---------
ELECTRIC AND GAS
UTILITIES - 4.1%
DQE..............................       15,000   $  659,062
Sonat............................       19,300      522,306
Unicom...........................       17,600      678,700
The Williams Cos.................       23,200      723,550
                                                 ----------
                                                  2,583,618
                                                 ----------
ELECTRONICS -- 1.5%
Raytheon (Class B)...............       17,300      921,225
                                                 ----------
ENERGY - 8.1%
BP Amoco (ADRs)
   (United Kingdom)..............       11,200    1,003,800
Chevron..........................        7,300      605,444
Exxon............................       20,300    1,484,437
Mobil............................        9,600      836,400
Royal Dutch Petroleum ..........
   (Netherlands).................       15,700      751,638
Schlumberger.....................        7,900      364,388
                                                 ----------
                                                  5,046,107
                                                 ----------
FINANCE AND
INSURANCE - 14.1%
American General.................       15,200    1,185,600
American International Group.....       10,800    1,043,550
Bank of New York.................       32,800    1,320,200
BankAmerica......................       13,205      793,951
Chubb............................        9,500      616,312
Citigroup........................       20,005      990,247
Fannie Mae.......................       10,900      806,600
Mellon Bank......................       11,400      783,750
Morgan (J.P.)....................        4,600      483,287
Washington Mutual................       20,496      782,691
                                                 ----------
                                                  8,806,188
                                                 ----------
FOOD - 2.6%
ConAgra..........................       25,000      787,500
Sara Lee.........................       29,600      834,350
                                                 ----------
                                                  1,621,850
                                                 ----------
MACHINERY AND INDUSTRIAL
EQUIPMENT -- 6.1%
GATX.............................       11,600      439,350
General Electric.................       17,800    1,816,712
United Technologies..............       14,200    1,544,250
                                                 ----------
                                                  3,800,312
                                                 ----------
------------
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN COMMON STOCK PORTFOLIO (continued)
                                        SHARES      VALUE
                                       --------   ---------
PAPER AND PACKAGING -- 2.1%
Fort James.......................       21,700  $   868,000
Mead.............................       16,400      480,725
                                                -----------
                                                  1,348,725
                                                -----------
PRINTING AND
PUBLISHING -- 0.6%
Gannett..........................        6,100      403,744
                                                -----------
RETAIL TRADE -- 2.6%
May Department Stores............       12,100      730,538
Wal-Mart Stores..................       10,800      879,525
                                                -----------
                                                  1,610,063
                                                -----------
TECHNOLOGY -- 11.7%
Cisco Systems*...................        7,100      659,191
Dell Computer*...................        5,100      373,416
Electronic Data Systems..........       14,300      718,575
Harris...........................       16,000      586,000
Intel............................        9,700    1,149,753
International Business Machines..        7,500    1,385,625
Lucent Technologies..............        5,500      605,000
Microsoft*.......................       13,400    1,856,319
                                                -----------
                                                  7,333,879
                                                -----------
TELECOMMUNICATIONS -- 8.6%
AT&T.............................       15,900    1,196,475
Ameritech........................       14,600      925,275
GTE..............................       19,200    1,294,800
MCI WorldCom*....................       18,500    1,327,953
SBC Communications...............       11,900      638,138
                                                -----------
                                                  5,382,641
                                                -----------
                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT      VALUE
                                     ---------   ---------
TRANSPORTATION -- 0.8%
Norfolk Southern..............      15,900 shs. $   503,831
                                                -----------
MISCELLANEOUS/
DIVERSIFIED -- 1.3%
AlliedSignal..................      17,900          793,194
                                                -----------
TOTAL COMMON STOCKS
   (Cost $41,069,060).........                   56,781,324
REPURCHASE
AGREEMENT -- 8.6%
   (Cost $5,400,000)
State Street Bank and Trust
   4.45%,dated 12/31/1998,
   maturing 1/4/1999
   collateralized by:
   $4,050,000  US Treasury
   Notes 11 5/8%, 11/15/2004,
   with a fair market value of
   $5,512,139................   $5,400,000        5,400,000
                                                -----------
TOTAL INVESTMENTS -- 99.3%....
   (Cost $46,469,060)........                    62,181,324
OTHER ASSETS LESS
   LIABILITIES-- 0.7% .......                       406,734
                                                -----------
NET ASSETS-- 100.0%..........                   $62,588,058
                                                ===========
----------------
* Non-income producing security.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
                                        SHARES      VALUE
                                       --------   ---------
COMMON STOCKS -- 98.6%
COMMUNICATIONS
INFRASTRUCTURE -- 4.5%
ADC Telecommunications*..........       16,500  $   571,312
Advanced Fibre Communications*...       10,400      113,750
Aspect Telecommunications*.......       41,800      728,887
Cisco Systems*...................        2,000      185,687
DSP Communications*..............       35,000      535,937
ECI Telecommunications (Israel)..       30,900    1,094,053
Nokia (Class A) (ADRs)
   (Finland).....................        9,800    1,180,288
Oak Industries*..................       14,000      490,000
Tekelec*.........................       25,700      426,459
Xylan*...........................       10,100      182,747
                                                -----------
                                                  5,509,120
                                                -----------
COMMUNICATIONS
SERVICES -- 6.5%
ICG Communications*..............        5,400      116,438
MCI WorldCom*....................       20,600    1,478,694
Pacific Gateway Exchange*........       22,500    1,082,109
RSL Communications (Class A)*....       20,200      597,162
Tele-Communications (Series A)
   TCI Group*....................       53,500    2,960,891
Tele-Communications (Series A)
   TCI Ventures Group*...........       53,500    1,265,609
Verio*...........................       19,800      440,550
                                                -----------
                                                  7,941,453
                                                -----------
COMPUTER AND BUSINESS
SERVICES -- 2.4%
First Data.......................       52,200    1,654,088
Galileo International............       12,300      535,050
Unisys*..........................       20,300      699,081
                                                -----------
                                                  2,888,219
                                                -----------
COMPUTER HARDWARE/
PERIPHERALS -- 16.1%
American Power Conversion*.......        1,700       82,291
Apex PC Solutions................       26,000      747,500
Apple Computer*..................        8,000      327,750
Comdisco.........................       60,000    1,012,500
Creative Technology*
   (Singapore)...................      154,500    2,317,500
Electronics for Imaging*.........       99,700    3,984,884
EMC*.............................       58,200    4,947,000

                                        SHARES      VALUE
                                       --------   ---------
COMPUTER HARDWARE/
PERIPHERALS (continued)
Lexmark International Group
   (Class A)*....................       28,900  $ 2,904,450
Splash Technology Holdings*......       12,200       91,119
Storage Technology*..............       58,000    2,062,625
Western Digital*.................       19,900      299,744
Xerox............................        8,100      955,800
                                                -----------
                                                 19,733,163
                                                -----------
COMPUTER SOFTWARE --  24.6%
3DO*.............................       51,100      234,741
Acclaim Entertainment*...........       61,100      748,475
Activision*......................       20,000      220,000
Autodesk.........................       66,600    2,840,906
Check Point Software
   Technologies* (Israel)........       60,600    2,770,556
Compuware*.......................       20,000    1,561,875
Electronic Arts*.................       77,400    4,339,238
HNC Software*....................        9,900      400,331
Hyperion Solutions*..............       11,700      211,331
The Learning Company*............       79,800    2,069,813
Microsoft*.......................       20,500    2,839,891
Network Associates*..............       81,801    5,426,952
Novell*..........................       20,200      366,756
Parametric Technology*...........      107,400    1,745,250
Platinum Technology
   International*................       72,700    1,397,203
Rational Software*...............       34,300      908,950
Structural Dynamics Research*....       59,800    1,184,788
Tecnomatix Technologies*
   (Israel)......................       12,300      214,866
VERITAS Software*................       10,400      622,700
                                                -----------
                                                 30,104,622
                                                -----------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS -- 5.2%
ADFlex Solutions*................       22,000      151,250
DII Group*.......................       20,200      463,337
Hadco*...........................       16,000      559,000
Sanmina*.........................        6,200      386,725
SCI Systems*.....................       49,800    2,875,950
SMART Modular Technologies*......       71,000    1,965,813
                                                -----------
                                                  6,402,075
                                                -----------
ELECTRONICS CAPITAL
EQUIPMENT -- 7.3%
Applied Materials*...............       26,600    1,136,319
Asyst Technologies*..............       17,700      361,744
----------------
* Non-income producing security.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (continued)
                                        SHARES      VALUE
                                       --------   ---------
ELECTRONICS CAPITAL
EQUIPMENT (continued)
Cognex*..........................       47,400 $    945,037
Credence Systems*................       35,700      658,219
Electro Scientific Industries*...       19,700      892,656
Etec Systems*....................       27,000    1,080,000
Orbotech* (Israel)...............       24,900    1,174,191
Teradyne*........................       63,500    2,690,812
                                               ------------
                                                  8,938,978
                                               ------------
MEDIA -- 17.0%
Cablevision Systems (Class A)*...       20,000    1,003,750
CBS..............................      127,400    4,172,350
Chancellor Media*................       93,000    4,449,469
Clear Channel Communications*....       52,146    2,841,957
Cox Radio (Class A)*.............       12,200      515,450
Fox Entertainment Group
   (Class A)*....................       50,300    1,266,931
Infinity Broadcasting (Class A)*.       36,900    1,010,138
MediaOne Group*..................       50,700    2,382,900
Sinclair Broadcast Group
   (Class A)*....................       44,600      882,244
USA Networks*....................       40,600    1,343,606
Ziff-Davis*......................       56,900      899,731
                                               ------------
                                                 20,768,526
                                               ------------
SEMICONDUCTORS -- 15.0%
Advanced Micro Devices*..........       60,200    1,742,037
Amkor Technology*................      162,500    1,762,109
Cadence Design Systems*..........       20,600      612,850
C-Cube Microsystems*.............       52,100    1,414,841

                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT         VALUE
                                     --------      ----------
SEMICONDUCTORS (continued)
Dallas Semiconductor.............    29,200 shs. $  1,189,900
Discreet Logic* (Canada).........    29,900           562,494
Intel............................    20,500         2,429,891
Lattice Semiconductor*...........    41,600         1,909,700
Level One Communications*........    20,300           721,284
Maxim Integrated Products*.......    24,700         1,078,309
Microchip Technology*............    43,500         1,606,781
Synopsys*........................    52,737         2,857,686
Xilinx*..........................     6,000           390,563
                                                 ------------
                                                   18,278,445
                                                 ------------
TOTAL COMMON STOCKS
   (Cost $98,088,703)............                 120,564,601
                                                 ------------
SUBORDINATED CONVERTIBLE
BONDS -- 0.1%
   (Cost $190,000)
COMPUTER
SOFTWARE -- 0.1%
Activision 6 3/4%, 1/1/2005+...  $190,000           163,400
                                                 ------------
SHORT-TERM HOLDINGS -- 0.5%
   (Cost $600,000)...............                     600,000
                                                 ------------
TOTAL INVESTMENTS -- 99.2%
   (Cost $98,878,703)............                 121,328,001
OTHER ASSETS LESS
   LIABILITIES-- 0.8%............                     950,930
                                                 ------------
NET ASSETS-- 100.0%..............                $122,278,931
                                                 ============

-------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO
                                        SHARES      VALUE
                                       --------   ---------
COMMON STOCKS -- 98.6%
CAPITAL GOODS -- 11.2%
Allied Waste Industries*.........       26,900     $635,512
Casella Waste Systems
   (Class A)*....................       15,200      563,350
Corporate Express*...............       56,800      292,875
Fusion Systems (Rights)*.........        3,745           59
Integrated Electrical Services*..       10,800      240,300
Metamor Worldwide*...............       25,600      635,200
Oak Industries*..................       10,130      354,550
Sanmina*.........................       12,000      748,500

                                        SHARES      VALUE
                                       --------   ---------
CAPITAL GOODS (continued)
Superior Services*...............       16,300   $  327,019
UCAR International*..............       23,300      415,031
Waste Connections*...............       10,400      190,775
                                                 ----------
                                                  4,403,171
                                                 ----------
CONSUMER CYCLICALS -- 18.9%
American Homestar*...............       30,437      458,457
Applied Graphics Technology*.....        8,400      137,025
Career Education*................       10,000      300,000
Copart*..........................       14,400      470,700
HA-LO Industries*................       21,200      797,650

-----------------
* Non-income producing security.
+ Rule 144A security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO (continued)
                                         SHARES      VALUE
                                        --------   ---------
CONSUMER CYCLICALS (continued)
Journal Register*................       33,500   $  502,500
Keystone Automotive
   Industries*...................       16,500      347,531
Market Facts*....................       11,100      278,888
MemberWorks*.....................       15,100      446,394
Modis Professional Services*.....       61,900      897,550
Personnel Group of America*......       48,100      841,750
Pier 1 Imports...................       23,650      229,109
Pre-Paid Legal Services*.........       13,200      435,600
Primark*.........................       19,400      526,225
ResortQuest International*.......        8,700      127,238
Sun International Hotels*........        6,500      295,344
Wilmar Industries*...............       15,500      314,359
                                                 ----------
                                                  7,406,320
                                                 ----------
CONSUMER STAPLES -- 12.1%
Aurora Foods*....................       12,200      241,712
Carriage Services (Class A)*.....       23,800      676,813
EduTrek International
   (Class A)*....................       23,700      140,719
Hearst-Argyle Television
   (Class A)*....................        3,981      131,373
Premier Parks*...................       38,100    1,152,525
Provant*.........................       16,700      356,963
SBS Broadcasting
   (Luxembourg)*.................          800       21,850
Sinclair Broadcast Group
   (Class A)*....................       25,000      494,531
U.S. Foodservice*................       17,100      837,900
Vlasic Foods International*......       26,500      631,031
Youth Services International*....       10,100       38,664
                                                 ----------
                                                  4,724,081
                                                 ----------
ENERGY -- 2.8%
Cabot Oil & Gas (Class A)........       11,400      171,000
Calpine*.........................       16,600      419,150
McDermott International..........       11,600      286,375
Santa Fe Energy Resources*.......       28,500      210,188
                                                 ----------
                                                  1,086,713
                                                 ----------
FINANCIAL SERVICES -- 5.8%
Affiliated Managers Group*.......        6,900      206,137
American Capital Strategies*.....       12,400      214,675
Crusader Holding*................        3,465       36,383
DST Systems*.....................        7,200      410,850
ESG Re...........................       12,700      259,556
FirstService* (Canada)...........       17,200      205,325

                                         SHARES      VALUE
                                        --------   ---------
FINANCIAL SERVICES (Continued)
Insignia Financial Group*........       15,666   $  189,950
NOVA.............................       18,733      649,801
Stirling Cooke Brown Holdings
   (Bermuda).....................        4,900       82,381
                                                 ----------
                                                  2,255,058
                                                 ----------
HEALTH CARE -- 20.6%
AmSurg (Class A)*................       10,000       71,875
Barr Laboratories*...............        9,500      456,000
CompDent*........................       19,600      203,350
Covance*.........................        8,500      247,563
Hanger Orthopedic Group*.........       13,000      292,500
New American Healthcare*.........       19,200      214,800
Omnicare.........................       13,500      469,125
Pharmaceutical Product
   Development*..................        7,300      221,053
Professional Detailing*..........       15,900      453,150
Province Healthcare*.............       19,900      707,694
PSS World Medical*...............       49,100    1,127,766
Quorum Health Group*.............       16,200      209,081
Renal Care Group*................        7,400      214,600
Renex*...........................       50,000      359,375
Henry Schein*....................        8,400      375,375
Schein Pharmaceutical*...........        6,800       99,025
Somnus Medical Technologies*.....       20,000       58,750
Total Renal Care Holdings*.......       37,400    1,105,637
Triangle Pharmaceuticals*........       12,200      168,513
Universal Health Services
   (Class B)*....................       10,000      518,750
Watson Pharmaceuticals*..........        7,500      471,563
                                                 ----------
                                                  8,045,545
                                                 ----------
TECHNOLOGY -- 24.0%
Affiliated Computer Services
   (Class A)*....................       14,900      670,500
American Management Systems*.....        6,000      240,375
Analog Devices*..................        9,900      310,612
ANTEC*...........................       22,200      448,162
Aspect Telecommunications*.......       20,000      348,750
Avant!*..........................       38,300      610,406
AVX..............................       29,400      497,962
Burr-Brown*......................       43,550    1,017,981
Ceridian*........................        5,400      376,988
General Semiconductors*..........       17,400      142,463
Glenayre Technologies*...........       53,000      233,531
HMT Technology*..................       33,600      430,500
Indus International*.............       21,800      151,919
------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN FRONTIER PORTFOLIO (continued)
                                        SHARES      VALUE
                                       --------   ---------
TECHNOLOGY (continued)
Inso*............................       15,100   $  378,444
KLA-Tencor*......................        6,000      260,438
Microchip Technology*............       16,900      624,244
Micrografx*......................        3,000       33,094
National Instruments*............        7,000      238,656
Platinum Technology
   International*................       10,900      209,484
PMC-Sierra* (Canada).............        7,100      447,522
Structural Dynamics Research*....       13,600      269,450
SunGard Data Systems.............        8,400      333,375
Transaction Systems Architects
   (Class A)*....................       11,600      583,625
Unigraphics Solutions (Class A)*.       20,100      291,450
Xilinx*..........................        4,000      260,375
                                                 ----------
                                                  9,410,306
                                                 ----------
TRANSPORTATION -- 1.3%
Coach USA*.......................        9,900      343,406

                                        SHARES      VALUE
                                       --------   ---------
TRANSPORTATION (continued)
US Xpress Enterprises
   (Class A)*....................     11,800   $   175,525
                                               -----------
                                                   518,931
UTILITIES -- 1.9%
CalEnergy*.......................     21,960       761,736
                                               -----------
TOTAL COMMON STOCKS
   (Cost $34,675,524)............               38,611,861
SHORT-TERM HOLDINGS -- 4.9%
   (Cost $1,900,000).............                1,900,000
                                               -----------
TOTAL INVESTMENTS -- 103.5%
   (Cost $36,575,523)............               40,511,861
OTHER ASSETS LESS
   LIABILITIES-- (3.5)%..........               (1,364,190)
                                               -----------
NET ASSETS-- 100.0%..............              $39,147,671
                                               ===========
--------------------------------------------------------------------------------
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

                                        SHARES      VALUE
                                       --------   ---------
COMMON STOCKS -- 92.4%
AUSTRALIA -- 0.7%
Brambles Industries
   (Commercial Services).........          700     $ 17,015
CSL (Drugs and Health Care)......        3,000       25,670
Telstra* (Telecommunications)....        3,900       18,197
                                                   --------
                                                     60,882
                                                   --------
BRAZIL -- 0.2%
Telesp Participacoes (ADRs)*
   (Telecommunications)..........        1,000       22,125
                                                   --------
CHINA -- 0.5%
China Telecom (Hong Kong)*
   (Telecommunications)..........       10,000       17,296
Huaneng Power International
   (ADRs)* (Electric and Gas
   Utilities)....................        1,100       15,950
SmarTone Telecommunications
   (Telecommunications)..........        3,000        8,325
                                                   --------
                                                     41,571
                                                   --------

                                        SHARES      VALUE
                                       --------   ---------
FINLAND -- 3.9% Nokia (Series A)
   (Telecommunications)..........        2,125     $258,387
Raisio Group (Consumer
   Goods and Services)...........        4,000       43,931
Sonera Group*
   (Telecommunications)..........        2,200       38,831
                                                   --------
                                                    341,149
                                                   --------
FRANCE -- 8.0%
Accor (Entertainment
   and Leisure)..................          540      116,893
Cap Gemini (Computer and
   Technology Related)...........        1,111      178,285
CNP Assurances* (Financial
   Services).....................        3,940      119,685
Genset (ADRs)* (Drugs and
   Health Care)..................        2,500       68,125
Hachette Filipacchi Medias
   (Media).......................          400       94,459
Valeo (Automotive and Related)...        1,430      112,665
                                                   --------
                                                    690,112
                                                   --------
---------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO (continued)

                                        SHARES      VALUE
                                       --------   ---------
GERMANY -- 3.4%
Adidas-Salomon (Retailing).......        1,150     $126,746
Metro (Retailing)................        2,088      164,286
                                                   --------
                                                    291,032
                                                   --------
GREECE -- 1.5%
Hellenic Telecommunication
   Organization
   (Telecommunications)..........        3,166       84,148
National Bank of Greece (GDRs)+
   (Financial Services)..........          960       42,144
                                                   --------
                                                    126,292
                                                   --------
HUNGARY -- 1.2%
Magyar Tavkozlesi "Matav" (ADRs)
   (Telecommunications)..........        1,890       56,346
MOL Magyar Olaj-es Gazipari
   (GDRs) (Resources)............        1,740       48,067
                                                   --------
                                                    104,413
                                                   --------
IRELAND -- 1.8%
Elan (ADRs)* (Drugs and
   Health Care)..................        2,250      156,516
                                                   --------
ITALY -- 4.0%
Aeroporti di Roma
   (Transportation)..............       11,500      100,261
Banca Nazionale del Lavoro*
   (Financial Services)..........       38,000      113,769
Mediolanum (Financial Services)..       18,000      133,500
                                                   --------
                                                    347,530
                                                   --------
JAPAN -- 6.4%
Bellsystem 24 (Business Goods
   and Services).................          150       33,311
Diamond Computer Service
   (Computer and Technology
   Related)......................        3,000       49,703
Fancl (Consumer Goods
   and Services).................        1,000       85,393
Fujitsu Support and Service
   (Business Goods and
   Services).....................        1,000       71,822
H.I.S. (Entertainment
   and Leisure)..................        4,000       82,133
Keyence (Electronics)............          500       61,247

                                        SHARES      VALUE
                                       --------   ---------
JAPAN (continued)
Nichii Gakkan (Drugs
   and Health Care)..............        1,100     $ 45,561
Nippon Telegraph & Telephone
   (Telecommunications)..........            4       30,738
NTT Mobile Communication
   Network "NTT DoCoMo"
   (Telecommunications)..........            1       40,978
Softbank (Computer and
   Technology Related)...........          400       23,970
Sundrug (Retailing)..............        1,600       30,315
                                                   --------
                                                    555,171
                                                   --------
MEXICO -- 0.4%
Fomento Economico Mexicano
   "Femsa" (ADRs) (Consumer
   Goods and Services)...........        1,300       34,612
                                                   --------
NETHERLANDS -- 4.0%
ASM Lithography Holding*
   (Electronics Capital
   Equipment)....................        3,000       91,605
Equant* (Business Goods
   and Services).................        1,790      124,537
Philips Electronics (Electronics)        1,900      127,354
                                                   --------
                                                    343,496
                                                   --------
NORWAY -- 2.2%
Tomra Systems (Business
   Goods and Services)...........        5,700      187,538
                                                   --------
SINGAPORE -- 0.4%
Electronic Resources (Electronics)      25,000       22,713
Overseas Chinese Banking
   (Financial Services)..........        2,000       13,568
                                                   --------
                                                     36,281
                                                   --------
SPAIN -- 9.8%
Actividades de Construccion y
   Servicios (Construction
   and Property).................        3,400      134,146
Azkoyen (Manufacturing and
   Industrial Equipment).........        2,620       94,142
Centros Comerciales
   Continente (Retailing)........        4,850      164,360
------------
* Non-income producing security.
+ Rule 144A security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
SPAIN (continued)
Sociedad General de Aguas de
   Barcelona..... (Consumer Goods
   and Services).................        2,500     $167,330
Sociedad General de Aguas de
   Barcelona*....(Consumer Goods
   and Services).................           20        1,339
Superdiplo* (Retailing)..........        4,320      121,594
Tabacalera (Class A) (Tobacco)...        6,500      163,948
                                                   --------
                                                    846,859
                                                   --------
SWEDEN -- 3.4%
Astra (Class A) (Drugs and
   Health Care)..................        6,235      127,006
Autoliv (SDRs) (Automotive
   and Related)..................        1,100       39,398
L.M. Ericsson Telefon (Series B)
   (Telecommunications)..........        5,495      130,532
                                                   --------
                                                    296,936
                                                   --------
SWITZERLAND --   0.8%
Helvetia Patria Holding
   (Financial Services)..........           75       71,234
                                                   --------
UNITED KINGDOM -- 10.1%
Airtours (Entertainment and
   Leisure)......................        8,500       54,125
Ashtead Group (Construction
   and Property).................       19,500       44,785
Bodycote International (Industrial
   Goods and Services)...........        6,000       82,830
CMG* (Computer and
   Technology Related)...........        2,800       72,572
Games Workshop Group
   (Retailing)...................        4,500       38,803
Granada Group (Entertainment
   and Leisure)..................        4,500       79,584
Halma (Electronics)..............       36,500       74,144
Ladbroke Group (Entertainment
   and Leisure)..................       13,000       51,737
Parity (Computer and
   Technology Related)...........        7,325       69,540
Pizza Express (Restaurants)......        8,000      106,791
Rolls Royce (Aerospace)..........       12,600       51,608
SmithKline Beecham (Drugs
   and Health Care)..............        3,000       41,962

                                         SHARES      VALUE
                                        --------   ---------
UNITED KINGDOM (continued)
Spring Group (Support Services)..        6,500     $ 15,683
WPP Group (Business Goods
   and Services).................       15,000       90,540
                                                   --------
                                                    874,704
                                                   --------
UNITED STATES -- 29.7%
AES* (Electric and Gas
   Utilities)....................        2,700      127,913
American International Group
   (Financial Services)..........        1,275      123,197
AT&T (Telecommunications)........        2,100      158,025
Bristol-Myers Squibb (Drugs
   and Health Care)..............          800      107,050
Cardinal Health (Drugs and
   Health Care)..................        1,800      136,575
CBS (Media)......................        2,500       81,875
ConAgra (Consumer Goods
   and Services).................        3,600      113,400
Disney, Walt (Entertainment
   and Leisure)..................        1,400       42,000
General Dynamics (Capital
   Goods)........................          700       41,038
General Electric (Diversified)...        1,300      132,681
Interpublic Group of Companies
   (Business Goods and
   Services).....................        2,050      163,488
Kroger* (Consumer Goods
   and Services).................        1,500       90,750
Lilly (Eli) (Drugs and Health
   Care).........................        1,200      106,650
MCI WorldCom*
   (Telecommunications)..........        1,700      122,028
Merck (Drugs and Health Care)....          700      103,381
Microsoft* (Computer and
   Technology Related)...........        1,000      138,531
Motorola (Electronics)...........        1,400       85,487
Newell (Consumer Goods and
   Services).....................        2,000       82,500
Pfizer (Drugs and Health Care)...          700       87,806
Philip Morris (Tobacco)..........        2,300      123,050
Procter & Gamble (Consumer
   Goods and Services)...........        1,400      127,837
Tyco International (Diversified).        2,000      150,875
Xerox (Business Goods and
   Services).....................        1,000      118,000
                                                   --------
                                                  2,564,137
                                                   --------
----------------
* Non-income producing security.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO (continued)
                                        SHARES      VALUE
                                       --------   ---------
TOTAL COMMON STOCKS
   (Cost $6,083,240).............                $7,992,590
                                                 ----------
PREFERRED STOCKS -- 1.5%
   (Cost $93,300)
GERMANY -- 1.5%
Porsche (Non-Voting)*
   (Automotive and Related)......           56      128,821
                                                 ----------
CORPORATE BONDS -- 0.1%
   (Cost $4,920)
                                       PRINCIPAL
                                        AMOUNT      VALUE
                                       ---------  ---------
GERMANY -- 0.1%
Metro Finance 0%, 9/7/2013
   (Financial Services)..........       9,000**  $    6,017
                                                 ----------
TOTAL INVESTMENTS -- 94.0%
   (Cost $6,181,460).............                 8,127,428
OTHER ASSETS LESS
   LIABILITIES-- 6.0%............                   515,867
                                                 ----------
NET ASSETS-- 100.0%..............                $8,643,295
                                                 ==========
--------------------------------------------------------------------------------
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                                        SHARES      VALUE
                                       --------   ---------
COMMON STOCKS -- 98.1%
AUSTRALIA -- 1.3%
BRL Hardy (Consumer Goods
   and Services).................        8,850     $ 29,873
Cochlear (Medical Products
   and Technology)...............        4,300       24,191
CSL (Medical Products
   and Technology)...............        4,650       39,789
Futuris (Automotive Parts
   Manufacturing)................       27,673       31,306
National Foods (Consumer
   Goods and Services)...........       16,800       29,792
National Mutual Property Trust
   (Construction and Property)...       19,700       16,745
National Mutual Property Trust
   (Rights)* (Construction and
   Property).....................        1,212        1,030
Pasminco (Metals)................       31,500       23,885
Stockland Trust Group
   (Construction and Property)...       12,200       30,289
TAB* (Leisure and Hotels)........       14,000       27,737
Henry Walker Group
   (Support Services)............        5,100        5,302
                                                   --------
                                                    259,939
                                                   --------
AUSTRIA  -- 0.6%
Bau Holdings (Voting Preference
   Shares) (Construction and
   Property).....................          684       25,693
Bau Holdings (Construction and
   Property).....................        1,930       90,622
                                                   --------
                                                    116,315
                                                   --------
                                        SHARES      VALUE
                                       --------   ---------
BERMUDA  -- 0.1%
Dairy Farm International
   Holdings (Retailing)..........       14,500     $ 16,675
Stirling Cooke Brown Holdings
   (Financial Services)..........          400        6,725
                                                   --------
                                                     23,400
                                                   --------
CANADA  -- 1.2%
Celestica* (Technology)..........        1,900       46,906
PMC-Sierra* (Technology).........        1,300       81,941
Teleglobe (Telecommunications)...        2,100       75,441
Trojan Technologies*
   (Support Services)............        2,000       45,395
                                                   --------
                                                    249,683
                                                   --------
DENMARK -- 2.1%
Danske Traelastkompagni
   (Construction and Property)...        1,209       81,686
NeuroSearch*
   (Drugs and Health Care).......          659       43,697
Sondagsavisen
   (Media).......................          700       43,446
Sydbank
   (Financial Services)..........        2,015       86,435
Thorkild Kristensen
   (Construction and Property)...        2,065      188,867
                                                   --------
                                                    444,131
                                                   --------
FINLAND
Rapala Normark*
   (Consumer Goods and
   Services).....................        1,000        8,629
                                                   --------
--------------
  * Non-income producing security.
 ** Principal amount reported in German deutschemarks.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
FRANCE -- 4.3%
Compagnie Francaise d'Etudes et
   de Construction Technip "Technip"
   (Construction and Property)...        1,016    $  95,606
Du Pareil au Meme
   (Retailing)...................          760       61,727
ECIA (Automotive Parts
   Manufacturing)................          720       96,477
Etam Developpement* (Retailing)          2,309      117,727
L'Europeenne d'Extincteurs
   (Manufacturing)...............        1,372       85,785
Genset (ADRs)*
   (Drugs and Health Care).......        2,793       76,109
International Metal Service
   (Metals)......................        1,960       18,654
Montupet (Automotive Parts
   Manufacturing)................        2,101       86,449
Royal Canin (Veterinary Products)        1,519       95,112
Sylea (Automotive Parts
   Manufacturing)................          707       39,083
Virbac (Veterinary Products).....        1,567      120,544
                                                   --------
                                                    893,273
                                                   --------
GERMANY -- 1.6%
Beru (Automotive Parts
   Manufacturing)................        1,626       33,058
Bien-Haus (Construction and
   Property).....................          221       59,731
Hawesko Holding
   (Telecommunications)..........        2,442      136,404
Moebel Walther (Retailing).......        3,035      102,993
                                                   --------
                                                    332,186
                                                   --------
HONG KONG -- 0.7%
Dah Sing Financial Group
   (Financial Services)..........        9,800       24,034
Esprit Holdings (Retailing)......       19,000        8,216
Johnson Electric Holdings
   (Electronics).................        5,000       12,843
Kerry Properties (Construction
   and Property).................       26,000       20,974
Li & Fung (Consumer
   Goods and Services)...........        8,200       16,987
Ng Fung Hong (Consumer
   Goods and Services)...........       22,000       19,735
Shenzhen Expressway
   (Transportation)..............       69,500       16,147

                                         SHARES      VALUE
                                        --------   ---------
HONG KONG (continued)
South China Morning Post
   (Media).......................       53,000     $ 27,193
Yanzhou Coal Mining
   (Series H)* (Resources).......       50,000        8,390
                                                   --------
                                                    154,519
                                                   --------
IRELAND -- 0.9%
Esat Telecom Group (ADRs)*
   (Telecommunications)..........        2,250       85,641
Ryanair Holdings*
   (Transportation)..............       12,900       92,168
                                                   --------
                                                    177,809
                                                   --------
ITALY -- 0.6%
La Doria (Consumer Goods
   and Services).................       37,643      123,070
                                                   --------

JAPAN -- 6.5%
Asahi Diamond Industries
   (Manufacturing)...............        4,000       19,811
Asatsu-DK (Advertising)..........        1,900       45,208
Benesse (Business Services)......          600       32,307
The Eighteenth Bank
   (Financial Services)..........        4,000       17,131
Enplas (Electronics).............        1,000       25,997
Forval (Telecommunications)......        1,000        5,816
Fujicco (Consumer Goods and
   Services).....................        2,000       33,135
Fujitsu Business Systems
   (Business Services)...........        2,500       33,928
Glory Kogyo (Manufacturing)......        2,000       35,250
H.I.S. (Leisure and Hotels)......        1,000       20,533
Higashi Nihon House
   (Construction and Property)...        6,000       23,106
Hitachi Information Systems
   (Computer Software)...........        2,000       19,581
Hitachi Medical (Medical
   Products and Technology)......        2,000       20,745
Hogy Medical (Medical
   Products and Technology)......          700       19,493
Hokkai Can (Manufacturing).......        7,000       16,162
Horiba Instruments (Electronics).        4,000       39,480
Iino Kaiun Kaisha*
   (Transportation)..............       12,000       20,093
The Iyo Bank (Financial
   Services).....................        3,000       18,691
-----------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)
                                         SHARES      VALUE
                                        --------   ---------
JAPAN (continued)
Japan Information Processing
   Service (Computer Software)...        2,200     $ 19,814
Kentucky Fried Chicken
   (Restaurants).................        3,000       28,288
Kissei Pharmaceutical (Drugs
   and Health Care)..............        1,000       17,581
Komatsu Seiren
   (Manufacturing)...............        6,000       21,679
Komori (Capital Goods)...........        2,000       41,948
Maspro Denkoh
   (Telecommunications)..........        2,000       16,215
Mitsubishi Cable Industries
   (Manufacturing)...............        9,000       14,593
Mitsubishi Gas Chemical
   (Chemicals)...................        7,000       19,308
Mitsui Home (Construction
   and Property).................        7,000       32,078
Namura Shipbuilding (Capital
   Goods)........................        4,000        7,579
Nichicon (Manufacturing).........        2,000       24,851
Nippon Broadcasting System (Media)       1,000       39,833
Nippon Seiki (Automotive Parts
   Manufacturing)................        3,000       20,568
Nishio Rent All (Construction
   and Property).................        2,000       13,483
Nissha Printing (Paper and
   Printing).....................        3,000       18,242
Nisshin Fire & Marine Insurance
   (Financial Services)..........        8,000       23,406
Nova (Consumer Goods and
   Services).....................        3,000        8,857
Okinawa Electric Power
   (Electric Utilities)..........        1,200       22,208
Olympus Optical (Electronics)....        4,000       45,790
Otsuka Kagu (Retailing)..........          500       34,369
Ryoyo Electro (Electronics)......        3,000       26,094
Sagami Chain (Restaurants).......        2,000       18,066
Sankyo (Manufacturing)...........        2,600       43,305
Sanyo Special Steel (Metals).....       15,000       12,293
Shimachu (Retailing).............        1,200       23,794
Sodick (Manufacturing)...........        5,000       10,575
Sundrug (Retailing)..............        1,800       34,104
Takasago International (Chemicals)       4,000       21,996
Tokyo Style (Manufacturing)......        2,000       20,163
Towa Pharmaceutical (Drugs
    and Health Care).............        3,000       22,472
Toyo Ink Manufacturing (Chemicals)       7,000       15,545

JAPAN (continued)                        SHARES      VALUE
                                        --------   ---------
Tsubaki Nakashima
   (Manufacturing)...............        7,500    $  45,605
Tsudakoma (Manufacturing)........       19,000       35,162
Tsutsumi Jewelry (Retailing).....        2,500       39,656
Xebio (Retailing)................        2,100       43,582
Yokohama Reito (Distributors)....        3,000       18,797
                                                  ---------
                                                  1,348,366
                                                  ---------
LUXEMBOURG
SBS Broadcasting* (Media)........          200        5,462
                                                  ---------
NETHERLANDS -- 3.1%
Athlon Groep (Consumer
   Goods and Services)...........        2,913       86,624
Benckiser (Series B)*
   (Consumer Goods and
   Services).....................        1,275       83,426
CMG (Support Services)...........       12,000      311,021
Samas Groep
   (Manufacturing)...............        8,765      156,668
                                                   --------
                                                    637,739
                                                   --------
NEW ZEALAND -- 0.1%
Auckland International Airport*
   (Transportation)..............       10,700       14,920
Sky Network Television* (Media)..        9,200       12,587
                                                   --------
                                                     27,507
                                                   --------
NORWAY -- 2.1%
Ekornes (Manufacturing)..........       17,347      139,261
Petroleum Geo-Services*
   (Energy)......................        7,800       99,573
Tandberg Television* (Media).....       24,900      206,450
                                                   --------
                                                    445,284
                                                   --------
SINGAPORE -- 0.4%
Keppel FELS (Industrial Goods
   and Services).................        7,000       13,483
Keppel Tatlee Bank
   (Financial Services)..........       12,000       20,933
Singapore Land (Construction
   and Property).................        9,000       19,952
Venture Manufacturing
   (Electronics).................        4,500       17,171
Want Want Holdings (Consumer
   Goods and Services)...........       10,120       12,144
                                                   --------
                                                     83,683
                                                   --------
----------------
* Non-income producing security.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)
                                        SHARES      VALUE
                                       --------   ---------
SPAIN -- 0.6%
TelePizza* (Consumer Goods
   and Services).................       13,044     $124,067
                                                   --------
SWEDEN -- 1.9% Angpanneforeningen (Series B)
   (Business Services)...........        2,641       38,682
Bure Investment Aktiebolaget
   (Financial Services)..........        8,935      126,468
Finnveden (Series B)
   (Manufacturing)...............        2,447       37,497
Munksjo (Paper and Printing).....        6,024       41,521
Nobel Biocare (Medical
   Products and Technology)......       11,294      152,908
                                                   --------
                                                    397,076
                                                   --------
SWITZERLAND -- 2.2%
Bon Appetit Holding (Retailing)..          149       81,223
Hero (Consumer Goods
   and Services).................          120       82,096
Kaba Holding
   (Business Services)...........          242      118,886
Selecta Group (Consumer
   Goods and Services)...........          619      171,194
                                                   --------
                                                    453,399
                                                   --------
TAIWAN -- 0.1%
Taiwan American Fund*
   (Miscellaneous)...............        1,600       23,648
                                                   --------
THAILAND -- 0.2%
Hana Microelectronics
   (Electronics).................        1,600        3,873
Siam Cement (Building
   Materials)....................        1,000       22,668
Tipco Asphalt (Construction
   and Property).................        4,000        6,437
                                                   --------
                                                     32,978
                                                   --------
UNITED KINGDOM -- 16.5%
AEA Technology (Industrial
   Goods and Services)...........        6,500       78,953
Allied Leisure (Leisure and
   Hotels).......................       97,500       40,420
Ashtead Group (Construction
   and Property).................      106,600      244,826
BTG (Technology).................        7,000       40,627
Capital Radio (Media)............       20,500      197,846

                                        SHARES      VALUE
                                       --------   ---------
UNITED KINGDOM (continued)
Chiroscience Group (Drugs
   and Health Care)..............        4,250     $ 17,689
Clinton Cards (Retailing)........       46,200      114,917
Cobham (Manufacturing)...........        8,950      101,886
Dawson Group (Transportation)....       26,600       83,808
Domnick Hunter Group
   (Manufacturing)...............       20,000       66,993
Druck Holdings (Industrial
   Goods and Services)...........       11,500       53,396
Electronics Boutique (Retailing).      129,800      173,807
Fairey Group (Electronics).......       10,500       44,661
F.I. Group (Computer Software)...       55,176      300,563
Games Workshop Group
   (Retailing)...................        9,400       81,055
GWR Group (Media)................       24,000       90,142
ICON (ADRs)* (Business
   Services).....................        4,100      136,581
LLP Group (Media)................       46,426      219,025
National Express Group
   (Transportation)..............       10,000      185,061
Parity (Computer Software).......       25,312      240,299
Peptide Therapeutics (Drugs
   and Health Care)..............        2,750        3,717
Pizza Express (Restaurants)......       19,500      260,304
Polypipe (Building Materials)....       70,500      133,274
Save Group (Retailing)...........        8,600        8,129
Shire Pharmaceuticals* (Drugs
   and Health Care)..............        5,500       35,205
Spring Group (Support Services)..       30,000       72,383
Tilbury Douglas (Construction
   and Property).................       50,500      182,557
Torotrak* (Automotive Parts
   Manufacturing)................        7,000        9,925
Trifast (Electrical Distribution)        8,000       68,983
Trinity International Holdings
   (Media).......................       19,600      129,519
Vanguard Medica Group
   (Drugs and Health Care).......        3,500        9,867
Wellington Holdings
   (Manufacturing)...............        8,500       13,038
                                                   --------
                                                  3,439,456
                                                   --------
UNITED STATES -- 51.0%
Acxiom* (Computer Software)......        4,800      148,500
Affiliated Computer Services
   (Class A)* (Business
   Services).....................        3,900      175,500
Affiliated Managers Group*
   (Financial Services)..........        1,900       56,762
---------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                        SHARES      VALUE
                                       --------   ---------
UNITED STATES (continued)
Allied Waste Industries
   (Industrial Goods and
   Services).....................        7,300     $172,462
American Capital Strategies*
   (Financial Services)..........        1,800       31,162
American Homestar*
   (Manufacturing)...............        8,100      122,006
American Management Systems*
   (Business Services)...........        1,000       40,062
Analog Devices*
   (Semiconductors)..............        2,600       81,575
ANTEC* (Telecommunications)......        3,900       78,731
Applied Graphics Technologies*
   (Consumer Goods and
   Services).....................        2,400       39,150
Aspect Telecommunications*
   (Technology)..................        5,500       95,906
Aurora Foods* (Consumer
   Goods and Services)...........        2,900       57,456
Avant!* (Computer Software)......        6,200       98,812
AVX (Electronics)................        7,800      132,112
Bacou USA* (Industrial Goods
   and Services).................        4,300       92,450
Barr Laboratories* (Drugs and
   Health Care)..................        2,200      105,600
Budget Group* (Consumer
   Goods and Services)...........        1,400       22,225
Burr-Brown* (Technology).........        7,400      172,975
Cabot Oil & Gas (Class A)
   (Energy)......................        2,900       43,500
CalEnergy* (Electric Utilities)..        5,200      180,375
Calpine* (Electric Utilities)....        7,500      189,375
Carriage Services* (Consumer
   Goods and Services)...........        5,100      145,031
Casella Waste Systems
   (Class A)* (Capital Goods)....        3,700      137,131
Ceridian* (Business Services)....        1,200       83,775
Coach USA* (Transportation)......        2,700       93,656
Cognex* (Electronics)............        6,500      129,594
CompDent* (Medical Products
   and Technology)...............        5,700       59,137
Copart* (Retailing)..............        3,000       98,062
Corporate Express* (Retailing)...       11,400       58,781
Covance* (Drugs and Health
   Care).........................        2,400       69,900
Cox Radio (Class A)* (Media).....        4,500      190,125
Crusader Holding*
   (Financial Services)..........          735        7,717

                                        SHARES      VALUE
                                       --------   ---------
UNITED STATES (continued)
EduTrek International (Class A)*
    (Educational Services).......        4,800      $28,500
FirstService* (Business Services)        4,800       57,300
Fusion Systems (Rights)*
   (Capital Goods)...............          800           13
General Cable (Manufacturing)....        2,800       57,400
General Semiconductor
   (Technology)..................        4,900       40,119
Glenayre Technologies*
   (Telecommunications)..........       11,500       50,672
HA-LO Industries* (Advertising)..        5,500      206,937
Hanger Orthopedic Group*
   (Medical Products and
   Technology)...................        3,900       87,750
Hearst-Argyle Television
   (Class A)* (Media)............        1,100       36,300
HMT Technology*
   (Technology)..................        3,900       49,969
Indus International*
   (Business Services)...........        5,700       39,722
Insignia Financial Group*
   (Financial Services)..........        3,733       45,267
Inso* (Computer Software)........        3,900       97,744
Integrated Electrical Services*
   (Electronics).................        2,300       51,175
Ivex Packaging* (Consumer
   Goods and Services)...........        4,000       93,000
Journal Register* (Media)........        9,000      135,000
Keystone Automotive Industries*
   (Distributors)................        3,700       77,931
KLA-Tencor* (Technology).........          700       30,384
LandCARE USA* (Business
   Services).....................        8,900       86,219
Marcam Solutions* (Computer
    Software)....................        1,800       11,194
Market Facts* (Business
   Services).....................        2,800       70,350
McDermott International
   (Industrial Goods and
   Services).....................        3,100       76,531
MemberWorks* (Consumer
   Goods and Services)...........        4,200      124,163
Metamor Worldwide* (Business
   Services).....................        6,900      171,206
Microchip Technology*
   (Technology)..................        4,400      162,525
Micrografx* (Business
   Services).....................          700        7,722

--------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
UNITED STATES (continued)
MMI Companies (Financial
   Services).....................        3,226     $ 54,035
Modis Professional Services*
   (Business Services)...........       17,200      249,400
Mutual Risk Management
   (Financial Services)..........        1,932       75,589
National Instruments*
   (Technology)..................        1,900       64,778
New American Healthcare*
   (Drugs and Health Care).......        5,100       57,056
NOVA* (Business Services)........        4,418      153,249
Oak Industries* (Electronics)....        2,000       70,000
OM Group (Chemicals).............        4,800      175,200
Omnicare (Drugs and Health
   Care).........................        2,100       72,975
Personnel Group of America*
   (Business Services)...........       13,600      238,000
Pharmaceutical Product
   Development* (Medical
   Products and Technology)......        1,700       51,478
Physicians' Specialty* (Drugs
   and Health Care)..............       10,000       82,500
Pier 1 Imports (Retailing).......        6,500       62,969
PLATINUM Technology
   International* (Technology)...        3,000       57,656
Pre-Paid Legal Services*
   (Business Services)...........        4,000      132,000
Premier Parks* (Leisure and
   Hotels).......................       10,000      302,500
Primark* (Consumer Goods
   and Services).................        6,100      165,462
Prison Realty Trust
   (Construction and Property)...        6,100      125,050
Professional Detailing*
   (Business Services)...........        4,200      119,700
Provant* (Business Services).....        4,200       89,775
Province Healthcare* (Drugs
   and Health Care)..............        4,200      149,363
PSS World Medical* (Drugs and
   Health Care)..................       13,200      303,187
Quorum Health Group* (Drugs
   and Health Care)..............        2,000       25,813
Renal Care Group* (Medical
   Products and Technology)......        1,900       55,100
Renex* (Drugs and Health
   Care).........................        9,000       64,688

                                         SHARES      VALUE
                                        --------   ---------
UNITED STATES (continued)
ResortQuest International*
   (Consumer Goods and
   Services).....................        2,500     $ 36,563
Sanmina* (Industrial Goods
   and Services).................        3,100      193,363
Santa Fe Energy Resources*
   (Resources)...................        8,500       62,688
Henry Schein* (Medical
   Products and Technology)......        2,400      107,250
Schein Pharmaceutical* (Drugs
   and Health Care)..............        1,900       27,669
Sinclair Broadcast Group
   (Class A)*(Media).............        6,800      134,513
Sola International* (Consumer
   Goods and Services)...........        1,100       18,975
Somnus Medical Technologies*
   (Medical Products and
   Technology)...................        5,000       14,688
Steinway Musical Instruments*
   (Consumer Goods and
   Services).....................        1,900       49,400
Structural Dynamics Research*
   (Computer Software)...........        4,300       85,194
Sun International Hotels*
   (Leisure and Hotels)..........        1,700       77,244
SunGard Data Systems*
   (Computer Software)...........        2,300       91,281
Superior Services*
   (Business Services)...........        5,100      102,319
Total Renal Care Holdings*
   (Drugs and Health Care).......       10,433      308,426
Transaction Systems Architects
   (Class A)* (Technology).......        3,600      181,125
Triangle Pharmaceuticals*
   (Drugs and Health Care).......        2,700       37,294
UCAR International*
   (Capital Goods)...............        7,200      128,250
Unigraphics Solutions (Class A)*
   (Business Services)...........        4,400       63,800
Universal Health Services
   (Class B) (Drugs and Health
   Care).........................        2,100      108,938
U.S. Foodservice* (Business
   Services).....................        3,500      171,500
Vlasic Foods International*
   (Consumer Goods and
   Services).....................        6,500      154,781

----------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
UNITED STATES (continued)
Waste Connections* (Capital
   Goods)........................        2,800   $   51,363
Watson Parmaceuticals*
   (Medical Products and
   Technology)...................        1,900      119,463
Wilmar Industries* (Consumer
   Goods and Services)...........        4,500       91,266
Xilinx* (Technology).............        1,000       65,094
Youth Services* (Support
   Services).....................        7,000       26,797
                                                 ----------
                                                 10,611,465
                                                 ----------

TOTAL COMMON STOCKS
   (Cost $18,656,850)............                20,413,084
                                                 ----------
PREFERRED STOCKS -- 0.5%
   (Cost $164,090)
GERMANY -- 0.5%
Gerry Weber International
   (Manufacturing)...............        5,824      106,689
                                                 ----------

                                        PRINCIPAL
                                         AMOUNT      VALUE
                                        --------   ---------
CONVERTIBLE BONDS -- 0.1%
   (Cost $19,060)
FRANCE -- 0.1%
L'Europeenne d'Extincteurs
   4 1/4%, 1/1/2005
   (Manufacturing)...............      $24,600  $    20,244
                                                -----------
TOTAL INVESTMENTS -- 98.7%
   (Cost $18,840,000)............                20,540,017

OTHER ASSETS LESS
   LIABILITIES-- 1.3%............                   274,045
                                                -----------

NET ASSETS-- 100.0%..............               $20,814,062
                                                ===========

--------------------------------------------------------------------------------
SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO

                                         SHARES      VALUE
                                        --------   ---------
COMMON STOCKS -- 93.6%
BRAZIL -- 0.6%
Telecomunicacoes Brasileiras
   "Telebras" (ADRs)
   (Telecommunications)..........          500    $  36,344
                                                  ---------
DENMARK -- 0.6%
NeuroSearch* (Miscellaneous).....          580       38,459
                                                  ---------
FINLAND -- 2.8% Nokia (Series A)
   (Telecommunications)..........        1,400      170,231
                                                  ---------
FRANCE -- 5.1%
Alcatel (Telecommunications).....           30        3,671
Altran Technologies (Computer
   and Business Services)........          350       84,404
Cap Gemini* (Computer
   Software).....................          200       32,094
Genset (ADRs)* (Medical
   Products and Technology)......        1,500       40,875

                                         SHARES      VALUE
                                        --------   ---------
FRANCE (continued) Rhone-Poulenc (Series A)
   (Medical Products and
   Technology)...................        1,200    $  61,742
STMicroelectronics*
   (Electronics).................        1,200       93,675
                                                  ---------
                                                    316,461
                                                  ---------
GERMANY -- 1.7%
Mannesmann (Machinery and
   Equipment)....................          900      104,192
                                                  ---------
HONG KONG -- 0.5%
Elec & Eltek International
   Holdings (Electronics)........      150,000       28,654
                                                  ---------
HUNGARY -- 0.2%
Richter Gedeon (GDRs) (Medical
   Products and Technology)......          350       14,962
                                                  ---------
---------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO (continued)

                                        SHARES      VALUE
                                       --------   ---------
INDIA -- 0.2%
Videsh Sanchar Nigam (GDRs)*+
   (Telecommunications)..........        1,000     $ 12,250
                                                   --------
ISRAEL -- 4.3%
Check Point Software Technologies*
   (Computer Software)...........        1,800       82,294
ECI Telecommunications
   (Networking/
   Communications
   Infrastructure)...............        1,500       53,109
Orbotech* (Electronics)..........        1,700       80,166
Tecnomatix Technologies*
   (Computer Software)...........        2,700       47,166
                                                   --------
                                                    262,735
                                                   --------
ITALY -- 1.0%
Telecom Italia
   (Telecommunications)..........        7,000       59,757
                                                   --------
JAPAN -- 5.6%
CSK (Computer and Business
   Services).....................        1,000       22,912
Hirose Electronics (Electronics).          400       27,883
Murata Manufacturing
   (Electronics).................        2,000       82,661
NEC (Networking/
   Communications
   Infrastructure)...............        5,000       45,825
Ricoh (Machinery and
   Equipment)....................        4,000       36,731
Secom (Computer and Business
   Services).....................        1,000       82,485
Sharp (Electronics)..............        5,000       44,900
                                                   --------
                                                    343,397
                                                   --------
LUXEMBOURG -- 0.6%
SBS Broadcasting* (Media)........        1,400       38,237
                                                   --------
NETHERLANDS -- 3.6%
CMG* (Computer and
   Business Services)............        3,900      101,082
Koninklijke (Royal) Philips
   Electronics (Electronics).....        1,800      120,651
                                                   --------
                                                    221,733
                                                   --------

                                        SHARES      VALUE
                                       --------   ---------
NORWAY -- 1.6%
Merkantildata (Computer Software)        9,000     $ 88,834
Provida* (Computer Software).....        2,000        8,423
                                                   --------
                                                     97,257
                                                   --------
SINGAPORE -- 4.0%
Creative Technology* (Computer
   Hardware/Peripherals).........        6,100       91,500
Elec & Eltek International
   (Electronics).................       10,000       54,000
Informatics Holdings
   (Computer Software)...........       70,000       24,591
Venture Manufacturing
   (Electronics).................       20,000       76,317
                                                   --------
                                                    246,408
                                                   --------
SOUTH KOREA -- 0.1%
SK Telecom Group (ADRs)
   (Telecommunications)..........          451        4,595
                                                   --------
SWEDEN -- 0.7% WM-Data (Series B)
   (Computer and Business
   Services).....................        1,000       42,586
                                                   --------
SWITZERLAND -- 1.0%
Novartis (Medical Products and
   Technology)...................           30       58,952
                                                   --------
TAIWAN -- 1.7%
Siliconware Precision Industries
   (GDRs)* (Electronics Capital
   Equipment)....................        5,424       57,630
Taiwan Semiconductor Manufacturing
   (ADRs)* (Semiconductors)......        3,190       45,258
                                                   --------
                                                    102,888
                                                   --------
UNITED KINGDOM -- 15.3%
Abacus Polar (Distributors)......       25,500       41,228
Admiral (Computer and Business
   Services).....................        3,570       68,967
Astec (Computer Hardware/
   Peripherals)..................       60,000       85,068
Celltech* (Medical Products and
   Technology)...................        4,700       31,253
COLT Telecom Group*
   (Telecommunications)..........        6,000       87,556
------------
* Non-income producing security.
+ Rule 144A security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
UNITED KINGDOM (continued)
Druid (Computer and Business
   Services).....................        3,500     $ 76,466
General Electric (Electronics)...        8,700       77,905
Isotron (Medical Products and
   Technology)...................        5,000       46,846
Logica (Computer and Business
   Services).....................        9,950       86,210
Misys (Computer Software)........        6,000       43,977
M.M.T. Computing (Computer
   and Business Services)........        4,500       69,957
Premier Farnell (Distributors)...        3,500        9,199
Psion (Computer Hardware/
   Peripherals)..................       11,600      111,086
RM (Networking/Communications
   Infrastructure)...............       10,000       76,860
Spring Group (Computer and
   Business Services)............        8,700       20,991
Torotrak* (Machinery and
   Equipment)....................        3,600        5,104
                                                   --------
                                                    938,673
                                                   --------
UNITED STATES -- 42.4%
3DO* (Computer Software).........        2,900       13,322
Activision* (Computer
   Software).....................        1,200       13,200
Amdocs* (Computer Software)......          900       15,412
Amkor Technology*
   (Semiconductors)..............        4,300       46,628
Applied Materials* (Electronics
   Capital Equipment)............          600       25,631
Autodesk (Computer Software).....        1,200       51,187
C-Cube Microsystems*
   (Semiconductors)..............          200        5,431
Cadence Design Systems*
   (Computer Software)...........        2,300       68,425
CHS Electronics*
   (Electronics).................        1,800       30,488
CMP Media (Class A)*
   (Media).......................        4,700       85,775
Cognex* (Electronics Capital
   Equipment)....................        1,800       35,888
Comdisco (Computer Hardware/
   Peripherals)..................        1,800       30,375
Credence Systems* (Electronics
   Capital Equipment)............        1,400       25,812
Dallas Semiconductor
   (Semiconductors)..............          500       20,375

                                         SHARES      VALUE
                                        --------   ---------
UNITED STATES (continued)
DII Group* (Contract
   Manufacturing/Circuit
   Boards).......................        3,500     $ 80,281
DSP Communications*
   (Networking/Communications
   Infrastructure)...............        1,800       27,562
Electro Scientific Industries*
   (Electronics Capital
   Equipment)....................        1,500       67,969
Electronic Arts* (Computer
   Software).....................        1,700       95,306
Electronics for Imaging*
   (Computer Hardware/
   Peripherals)..................        1,800       71,944
EMC* (Computer Hardware/
   Peripherals)..................        2,000      170,000
First Data (Computer and
   Business Services)............          900       28,519
Genesys Telecommunications
   Laboratories* (Computer
   Software).....................        1,700       38,462
HNC Software* (Computer
   Software).....................        1,700       68,744
Lattice Semiconductor*
   (Semiconductors)..............        1,200       55,088
The Learning Company*
   (Computer Software)...........        2,900       75,219
Level One Communications*
   (Semiconductors)..............          900       31,978
Lexmark International Group
   (Class A)* (Computer
   Hardware/Peripherals).........          900       90,450
Maxim Integrated Products*
   (Semiconductors)..............          900       39,291
Microchip Technology*
   (Semiconductors)..............        1,400       51,713
Microsoft* (Computer Software)...          900      124,678
NeoMagic* (Semiconductors).......        1,700       37,559
Network Associates* (Computer
   Software).....................        2,001      132,729
Novell* (Computer Software)......        1,100       19,972
NTL* (Telecommunications)........          750       42,305
Parametric Technology*
   (Computer Software)...........        3,000       48,750
PLATINUM Technology
   International* (Computer
   Software).....................        2,300       44,203
Rational Software* (Computer
   Software).....................        1,800       47,700

-----------
*Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
UNITED STATES (continued)
RF Micro Devices* (Networking/
   Communications
   Infrastructure)...............          900     $ 41,372
SCI Systems* (Contract
   Manufacturing/
   Circuit Boards)...............        1,100       63,525
SMART Modular Technology*
   (Contract Manufacturing/
   Circuit Boards)...............        2,200       60,913
Storage Technology* (Computer
   Hardware/Peripherals).........        2,400       85,350
Structural Dynamics Research*
   (Computer Software)...........        3,300       65,381
Synopsys* (Computer Software)....        2,547      138,016
Tele-Communications (Series A)
   TCI Group*
   (Telecommunications)..........        1,200       66,413

                                         SHARES      VALUE
                                        --------   ---------
UNITED STATES (continued) Tele-Communications (Series A)
   TCI Ventures Group*
   (Telecommunications)..........        1,200   $   28,388
Teradyne* (Electronics
   Capital Equipment)............        1,200       50,850
Ziff-Davis* (Media)..............        2,700       42,694
                                                 ----------
                                                  2,601,273
                                                 ----------
TOTAL INVESTMENTS -- 93.6%
   (Cost $4,593,083).............                 5,740,044
OTHER ASSETS LESS
   LIABILITIES-- 6.4%............                   389,927
                                                 ----------
NET ASSETS-- 100.0%..............                $6,129,971
                                                 ==========

--------------------------------------------------------------------------------
SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

                                         SHARES      VALUE
                                        --------   ---------
COMMON STOCKS -- 97.4%
AUSTRALIA -- 1.2%
Colonial (Financial Services)....       16,800    $  57,530
Rio Tinto (Metals)...............          400        4,734
Telstra (Telecommunications).....        2,400       11,198
Westpac Banking (Banking)........        7,000       46,743
                                                  ---------
                                                    120,205
                                                  ---------
BRAZIL -- 0.4%
Telesp Participacoes (ADRs)
(Telecommunications).............        1,900       42,037
                                                  ---------
DENMARK -- 1.4%
Tele Danmark (Series B)*
(Telecommunications).............        1,009      136,187
                                                  ---------
FRANCE -- 12.9%
AXA-UAP (Insurance)..............        1,500      217,362
Castorama Dubois
   Investissements (Retailing)...          495      112,907
ELF Aquitaine (Resources)........        1,275      147,350
Etam Developpement (Retailing)...          945       48,182
Lafarge (Construction and
   Property).....................        1,340      127,294
STMicroelectronics*
   (Electronics).................          250       19,679

                                         SHARES      VALUE
                                        --------   ---------
FRANCE (continued)
Suez Lyonnaise des Eaux
   (Construction and Property)...          761    $ 156,291
TOTAL (Resources)................        1,148      116,243
Valeo (Manufacturing)............        1,494      117,708
Vivendi (Industrial Goods and
   Services).....................          815      211,414
                                                  ---------
                                                  1,274,430
                                                  ---------
GERMANY -- 9.9%
Adidas-Salomon (Retailing).......          766       84,424
Bayerische Hypo-und
   Vereinsbank (Banking).........        1,788      141,541
DaimlerChrysler* (Automotive
   and Related)..................        1,308      130,018
Deutsche Telekom
   (Telecommunications)..........        2,406       79,119
Hoechst (Chemicals)..............        2,519      104,243
Mannesmann (Industrial Goods
   and Services).................        1,591      184,189
RWE (Resources)..................        2,625      145,049
Siemens (Manufacturing)..........        1,678      110,358
                                                  ---------
                                                    978,941
                                                  ---------
--------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO (continued)
                                         SHARES      VALUE
                                        --------   ---------
GREECE -- 1.9%
Hellenic Telecommunications
   Organization
   (Telecommunications)..........        2,700    $  71,762
National Bank of Greece
   (Banking).....................        1,920       84,288
National Bank of Greece
   (GDRs)*+ (Banking)............          650       28,535
                                                  ---------
                                                    184,585
                                                  ---------
HUNGARY -- 2.3%
Magyar Tavkozlesi "Matav"
   (ADRs) (Telecommunications)...        7,700      229,556
                                                  ---------
IRELAND -- 0.9%
Bank of Ireland (Banking)........        4,000       87,622
                                                  ---------
ITALY -- 7.9%
Banca Popolare di Bresci
   (Banking).....................        5,593      136,465
Credito Italiano (Financial
   Services).....................       21,475      127,353
ENI (Resources)..................       20,858      136,386
Istituto Nazionale delle
   Assicurazioni (Insurance).....       44,756      118,279
Telecom Italia
   (Telecommunications)..........       27,762      174,806
Telecom Italia Mobile
   (Telecommunications)..........       12,244       90,439
                                                  ---------
                                                    783,728
                                                  ---------
JAPAN -- 8.5%
Benesse (Business Services)......          500       26,922
Bridgestone (Automotive and
   Related)......................        2,000       45,208
Canon (Business Services)........        1,000       21,282
Chugai Pharmaceutical
   (Health and Household)........        5,000       49,791
Credit Saison (Financial
   Services).....................          200        4,909
East Japan Railway
   (Transportation)..............            6       33,364
Fuji Machine Manufacturing
   (Industrial Goods and
   Services).....................        1,000       31,461
Honda Motor (Automotive and
   Related)......................        1,000       32,694
Hosiden (Electronics)............        2,000       34,756

                                         SHARES      VALUE
                                        --------   ---------
JAPAN (continued)
Japan Tobacco (Tobacco)..........            6     $ 59,749
KAO (Consumer Products)..........        2,000       44,944
Kawasaki Heavy Industries
   (Industrial  Goods and
   Services).....................       13,000       30,359
Mitsubishi Gas Chemical
   (Chemicals)...................       11,000       30,341
Mitsui* (Industrial Goods and
   Services).....................        5,000       27,803
Mitsui Chemicals (Chemicals).....        9,000       31,170
Mitsui Fudosan (Construction
   and Property).................        4,000       30,139
Nippon Telegraph & Telephone
   (Telecommunications)..........            7       53,792
NTT Data (Telecommunications)....            8       39,551
NTT Mobile Communication
   Network "NTT DoCoMo"
   (Telecommunications)..........            1       40,978
Shohkoh Fund (Financial Services)          100       32,078
Sony (Consumer Products).........          500       36,263
Takefuji (Financial Services)....          600       43,622
Tsubaki Nakashima (Manufacturing)        3,000       18,242
Uny (Retailing)..................        1,000       18,198
York-Benimaru (Retailing)........          700       22,146
                                                  ---------
                                                    839,762
                                                  ---------
MEXICO -- 0.7%
Fomento Economico Mexicano
   "Femsa" (ADRs) (Consumer
   Products).....................        2,500       66,562
                                                  ---------
NETHERLANDS -- 6.9%
Benckiser (Series B)*
   (Consumer Products)...........        2,618      171,302
ING Groep (Insurance)............        2,429      147,952
Koninklijke Ahold (Retailing)....        2,922      107,877
Koninklijke (Royal) Philips
   Electronics (Electronics).....        1,544      103,492
Unilever (Consumer Products).....        1,814      154,882
                                                  ---------
                                                    685,505
                                                  ---------
PORTUGAL -- 1.0%
Banco Portugues do Atlantico
   (Financial Services)..........          281        5,749
Electricidade de Portugal
   (Utilities)...................        4,273       93,920
                                                  ---------
                                                     99,669
                                                  ---------
---------------
* Non-income producing security.
+ Rule 144A security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO (continued)

                                         SHARES      VALUE
                                        --------   ---------
SOUTH KOREA -- 0.1%
Samsung Electronics
   (Electronics).................          187    $  12,544
                                                  ---------
SPAIN -- 6.9%
Actividades de Construccion y
   Servicios (Construction and
   Property).....................        3,591      141,682
Centros Comerciales
   Continente (Retailing)........        3,803      128,879
Corporacion Bancaria de
   Espana Argentaria (Banking)...        6,186      160,169
Endesa (Utilities)...............        4,250      112,587
Telefonica de Espana
   (Telecommunications)..........        3,127      139,017
                                                  ---------
                                                    682,334
                                                  ---------
SWEDEN -- 5.3% Astra-Zeneca (Class A)
   (Health and Household)........        7,600      154,811
Electrolux (Series B)
   (Health and Household)........        5,508       94,571
L.M. Ericsson Telefon (Series B)
   (Telecommunications)..........        5,023      119,319
Nordbanken Holding (Banking).....       25,091      160,587
                                                  ---------
                                                    529,288
                                                  ---------
SWITZERLAND -- 7.5%
Nestle (Consumer Products).......           51      110,983
Novartis (Health and
   Household)....................           97      190,611
Roche Holding (Health and
   Household)....................           10      121,980
UBS* (Banking)...................          369      113,332
Zurich Allied (Insurance)........          274      202,808
                                                  ---------
                                                    739,714
                                                  ---------
TAIWAN -- 0.2%
The ROC Taiwan Fund
   (Miscellaneous)...............        1,200        7,425
Taiwan Opportunities Fund*
   (Miscellaneous)...............        1,000       12,200
                                                  ---------
                                                     19,625
                                                  ---------
UNITED KINGDOM -- 21.5%
Allied Zurich* (Insurance).......        8,500      126,786

                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------     ---------
UNITED KINGDOM (continued)
Associated British Ports Holdings
   (Transportation)..............    14,500 shs.   $ 67,686
BP Amoco (Resources).............     9,661         143,703
British American Tobacco
   (Tobacco).....................     8,500          75,197
Bunzl (Manufacturing)............    23,000          89,819
FKI Babcock (Industrial Goods
   and Services).................    27,000          60,219
Granada Group (Entertainment
   and Leisure)..................    10,500         185,695
The Great Universal Stores
   (Retailing)...................     7,400          77,246
Kingfisher (Retailing)...........     9,000          97,008
Laporte (Chemicals)..............     7,000          54,092
Lloyds TSB Group (Banking).......     7,500         106,087
National Power (Utilities).......    13,500         118,872
Railtrack Group (Transportation).     7,699         200,695
Rolls Royce (Industrial Goods
   and Services).................    17,600          72,087
Royal Bank of Scotland
   (Banking).....................     8,500         136,300
Scottish & Newcastle (Consumer
   Products).....................     5,000          56,505
SmithKline Beecham (Health
   and Household)................     5,000          69,937
Tesco (Retailing)................    49,500         141,594
United Utilities (Utilities).....     9,000         124,319
WPP Group (Media)................    20,000         120,721
                                                  ---------
                                                  2,124,568
                                                  ---------
TOTAL COMMON STOCKS
   (Cost $7,614,257).............                 9,636,862
CONVERTIBLE BONDS -- 0.5%
   (Cost $34,019)
JAPAN -- 0.5%
Sanwa International 1 1/4%,
   7/31/2005 (Banking)........... 6,000,000**        44,283
                                                  ---------
TOTAL INVESTMENTS -- 97.9%
   (Cost $7,648,276).............                 9,681,145
OTHER ASSETS LESS
   LIABILITIES-- 2.1%............                   211,684
                                                 ----------
NET ASSETS-- 100.0%..............                $9,892,829
                                                 ==========
---------------
*  Non-income producing security.
** Principal amount reported in Japanese yen.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

SELIGMAN HIGH-YIELD BOND PORTFOLIO
                                        PRINCIPAL
                                         AMOUNT        VALUE
                                        ---------    ---------
CORPORATE BONDS -- 81.9%
ADVERTISING -- 0.4%
Adams Outdoor Advertising
   10 3/4%, 3/15/2006...............     $125,000    $ 135,000
                                                     ---------
AUTOMOTIVE AND
RELATED -- 0.2%
Diamond Triumph Automotive
   9 1/4%, 4/1/2008+................       60,000       60,000
                                                     ---------
BROADCASTING -- 1.8%................
Capstar Broadcasting 10 3/4%,
   5/15/2006........................      110,000      121,000
Capstar Broadcasting Partners
   0% (12 3/4%**), 2/1/2009.........      250,000      203,750
Cumulus Media 10 3/8%,
   7/1/2008.........................      125,000      133,125
Paxson Communications 11 5/8%,
   10/1/2002........................      125,000      128,750
                                                     ---------
                                                       586,625
                                                     ---------
CABLE SYSTEMS AND
SATELLITE VIDEO -- 7.8%
Avalon Cable Holdings 0%
   (11 7/8%**), 12/1/2008+..........      175,000       98,219
Avalon Cable of Michigan
   Holdings 9 3/8%, 12/1/2008+......       50,000       51,375
Charter Communications
   Southeast Holdings 11 1/4%,
   3/15/2006........................      250,000      282,500
Charter Communications
   Southeast Holdings 0%
   (14%**), 3/15/2007...............      300,000      268,500
CSC Holdings 10 1/2%, 5/15/2016.....      125,000      147,500
Digital Television
   12 1/2%, 8/1/2007................      200,000      219,000
EchoStar DBS 12 1/2%, 7/1/2002......      350,000      404,250
Intermedia Capital Partners IV,
   11 1/4%, 8/1/2006................      375,000      423,750
Northland Cable Television
   10 1/4%, 11/15/2007..............      150,000      158,625
Pagasus Communications
   9 3/4%, 12/1/2006+...............       65,000       65,487
Rogers Cablesystems
   11%, 12/1/2015...................      225,000      264,375
TCI Satellite Entertainment
   10 7/8%, 2/15/2007...............      400,000      134,000
                                                     ---------
                                                     2,517,581
                                                     ---------
CELLULAR -- 2.9%
American Cellular
   10 1/2%, 5/15/2008+..............     $175,000    $ 169,750
Centennial Cellular
   10 3/4%, 12/15/2008+.............      200,000      200,000
Price Communications Cellular
   Holdings 11 1/4%, 8/15/2008......      190,000      180,500
Price Communications Wireless
   11 3/4%, 7/15/2007...............      375,000      397,500
                                                     ---------
                                                       947,750
                                                     ---------
CHEMICALS -- 1.3%
Koppers Industries
   9 7/8% 12/1/2007.................      125,000      123,125
Texas Petrochemicals
   11 1/8%, 7/1/2006................      300,000      297,000
                                                     ---------
                                                       420,125
                                                     ---------
COMPUTER AND RELATED
SERVICES -- 1.9%
DecisionOne 9 3/4%, 8/1/2007........      275,000      127,875
DecisionOne Holdings
   0% (11 1/2%**), 8/1/2008.........      100,000       23,500
Unisys 12%, 4/15/2003...............      175,000      196,875
Unisys 11 3/4%, 10/15/2004..........      225,000      262,125
                                                     ---------
                                                       610,375
                                                     ---------
CONSUMER PRODUCTS -- 4.8%
Aki 10 1/2%, 7/1/2008...............       75,000       71,625
Aki Holdings  0% (13 1/2%**),
   7/1/2009.........................       75,000       29,625
Albecca 10 3/4%, 8/15/2008+.........       45,000       44,325
Amscan Holdings
   9 7/8%, 12/15/2007...............      200,000      185,000
Anchor Advanced Products
   11 3/4%, 4/1/2004................      200,000      218,000
Diamond Brands 0%
   (12 7/8%**), 4/15/2009...........      175,000       62,125
Diamond Brands Operating
   10 1/8%, 4/15/2008...............      150,000      135,750
French Fragrances
   10 3/8%, 5/15/2007...............      200,000      198,000
Global Health Sciences
   11%, 5/1/2008....................      325,000      216,125
Iron Age 9 7/8%, 5/1/2008...........      200,000      171,000
-------------
+  Rule 144A security.
** Deferred  interest  debentures  pay no interest  for a  stipulated  number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)

                                        PRINCIPAL
                                         AMOUNT        VALUE
                                        ---------    ---------
CONSUMER PRODUCTS (continued)
Iron Age Holdings
   0% (12 1/8%**), 5/1/2009.........     $ 80,000    $  36,400
Moll Industries 101 1/42%, 7/1/2008.      125,000      123,125
Windmere-Durable Holdings
   10%, 7/31/2008...................       60,000       56,400
                                                     ---------
                                                     1,547,500
                                                     ---------
CONTAINERS -- 0.6%
U.S. Can 10 1/8%, 10/15/2006........      200,000      206,000
                                                     ---------
ENERGY -- 0.8%
Abraxas Petroleum
   11 1/2%, 11/1/2004...............      150,000      114,000
Universal Compression Holdings
   0% (9 7/8%**), 2/15/2008.........      100,000       60,500
Universal Compression Holdings
   0% (11 3/8%**), 2/15/2009........      150,000       90,000
                                                     ---------
                                                       264,500
                                                     ---------
EQUIPMENT -- 1.4%
Neff 10 1/4%, 6/1/2008..............       85,000       83,725
Neff 10 1/4%, 6/1/2008+.............       65,000       64,025
Williams Scotsman
   9 7/8%, 6/1/2007.................      280,000      289,100
                                                     ---------
                                                       436,850
                                                     ---------
FINANCIAL SERVICES -- 1.8%
AMRESCO 10%, 3/15/2004..............      210,000      149,625
Dollar Financial Group
   10 7/8%, 11/15/2006..............      185,000      187,775
Ocwen Capital Trust I
   10 7/8%, 8/1/2027................      150,000      120,750
Veritas Capital Trust
   10%, 1/1/2028....................      150,000      135,375
                                                     ---------
                                                       593,525
                                                     ---------
FOOD -- 3.4%
AFC Enterprises
   10 1/4%, 5/15/2007...............      200,000      209,000
Agrilink Foods 11 7/8%, 11/1/2008+..       50,000       51,125
AmeriKing 10 3/4%, 12/1/2006........      150,000      157,125
AmeriServe Food Distributors
   10 1/8%, 7/15/2007...............      350,000      304,500
B&G Foods 9 5/8%, 8/1/2007..........      120,000      117,600

                                        PRINCIPAL
                                         AMOUNT        VALUE
                                        ---------    ---------
FOOD (continued)
Carrols 9 1/2%, 12/1/2008+..........    $  70,000    $  71,575
Packaged Ice 9 3/4%, 2/1/2005.......      200,000      201,000
                                                     ---------
                                                     1,111,925
                                                     ---------
GAMING/HOTEL -- 7.1%
Alliance Gaming 10%, 8/1/2007.......      125,000      113,125
Ameristar Casino
   10 1/2%, 8/1/2004................      250,000      228,750
Aztar 13 3/4%, 10/1/2004............      100,000      111,250
Casino America
   12 1/2%, 8/1/2003................      400,000      445,000
Casino Magic of Louisiana
   13%, 8/15/2003...................      150,000      170,250
Coast Hotels & Casinos
   13%, 12/15/2002..................      200,000      225,000
Fitzgerald Gaming
   12 1/4%, 12/15/2004..............      150,000       83,250
Showboat Marina Casino
   Partnership 13 1/2%, 3/15/2003...      150,000      170,250
Trump Atlantic City Funding
   11 1/4%, 5/1/2006................      550,000      486,750
Trump Hotels & Casino Resorts
   Funding 15 1/2%, 6/15/2005.......      250,000      266,250
                                                     ---------
                                                     2,299,875
                                                     ---------
HEALTH CARE/MEDICAL
PRODUCTS -- 5.7%
ALARIS Medical
   9 3/4%, 12/1/2006................      250,000      256,250
ALARIS Medical
   0% (11 1/8%**), 8/1/2008+........      300,000      165,000
Alliance Imaging
   9 5/8%, 12/15/2005...............      115,000      114,425
Dade International
   11 1/8%, 5/1/2006................      275,000      306,625
Everest Healthcare Services
   9 3/4%, 5/1/2008.................      200,000      199,000
Graphic Controls
   12%, 9/15/2005...................      125,000      144,375
Paracelsus Healthcare
   10%, 8/15/2006...................      275,000      248,875
Sun Healthcare Group
   9 1/2%, 7/1/2007.................      280,000      228,200
Vencor 9 7/8%, 5/1/2005.............      200,000      173,000
                                                     ---------
                                                     1,835,750
                                                     ---------
----------------
+  Rule 144A security.
** Deferred-interest  debentures  pay no  interest  for a  stipulated  number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)
                                        PRINCIPAL
                                         AMOUNT        VALUE
                                        --------     ---------
INDUSTRIAL/
MANUFACTURING -- 3.3%
Airxcel 11%, 11/15/2007.............    $ 250,000    $ 252,500
Alliance Laundry Systems
   9 5/8%, 5/1/2008+................      150,000      144,750
BPC Holding 12 1/2%, 6/15/2006......      150,000      156,750
Coyne International Enterprises
   11 1/4%, 6/1/2008................      130,000      128,050
Day International Group
   9 1/2%, 3/15/2008................      150,000      147,375
Great Lakes Acquisition
   0% (13 1/8%**), 5/15/2009........       75,000       38,625
Great Lakes Carbon
   10 1/4%, 5/15/2008...............      200,000      202,500
                                                     ---------
                                                     1,070,550
                                                     ---------
LEISURE -- 1.6%
Affinity Group Holding
   11%, 4/1/2007....................      250,000      260,000
AMF Bowling Worldwide
   0% (12 1/4%**), 3/15/2006........      175,000      100,625
AMF Group 10 7/8%, 3/15/2006........       50,000       40,750
Premier Parks
   9 1/4%, 4/1/2006.................      125,000      129,844
                                                     ---------
                                                       531,219
                                                     ---------
METALS -- 0.9%
Renco Metals 11 1/2%, 7/1/2003......      175,000      181,125
Royal Oak Mines 12 3/4%,
   8/15/2006........................      225,000      113,625
                                                     ---------
                                                       294,750
                                                     ---------
PAGING -- 5.0%
Metrocall 9 3/4%, 11/1/2007.........      300,000      288,000
Metrocall 11%, 9/15/2008+...........      240,000      242,400
Mobile Telecommunication
   Technologies 13 1/2%,
   12/15/2002.......................      225,000      255,938
Paging Network
   10%, 10/15/2008..................      575,000      554,875
ProNet 11 7/8%, 6/15/2005...........      250,000      266,250
                                                     ---------
                                                     1,607,463
                                                     ---------
PAPER AND PACKAGING -- 0.6%
Crown Paper 11%, 9/1/2005...........      225,000      199,125
                                                     ---------
                                        PRINCIPAL
                                         AMOUNT        VALUE
                                        --------     ---------
PRINTING AND
PUBLISHING -- 5.1%
Advanstar Communications
   9 1/4%, 5/1/2008.................    $ 200,000    $ 202,000
American Lawyer Media
   9 3/4%, 12/15/2007...............      175,000      180,687
American Lawyer Media
   Holdings 0% (12 1/4%**),
   12/15/2008.......................       60,000       37,200
Liberty Group Publishing
   9 3/8%, 2/1/2008.................      150,000      147,750
Liberty Group Publishing
   0% (11 5/8%**), 2/1/2009.........      275,000      152,625
NBC Acquisition
   0% (10 3/4%**), 2/15/2009........      365,000      211,700
Perry-Judd 10 5/8%, 12/15/2007......      165,000      174,075
Regional Independent Media
   Group 10 1/2%, 7/1/2008..........      225,000      228,375
TransWestern Holdings
   0% (11 7/8%**), 11/15/2008.......      255,000      169,575
Von Hoffman Press
   10 7/8%, 5/15/2007+..............      125,000      129,375
                                                     ---------
                                                     1,633,362
                                                     ---------
RECORD STORAGE -- 0.3%
Pierce Leahy 11 1/8%, 7/15/2006.....       75,000       83,250
                                                     ---------
RETAILING -- 2.3%
Central Tractor 10 5/8%, 4/1/2007...      175,000      180,250
Cole National Group
   9 7/8%, 12/31/2006...............      100,000      104,000
Frank's Nursery & Crafts
   10 1/4%, 3/1/2008................       90,000       89,100
Musicland Group
   9 7/8%, 3/15/2008................      200,000      195,000
TM Group Holdings
   11%, 5/15/2008+..................      175,000      175,875
                                                     ---------
                                                       744,225
                                                     ---------
SUPERMARKETS -- 1.9%
Jitney-Jungle Stores of America
   12%, 3/1/2006....................      150,000      168,000
Jitney-Jungle Stores of America
   10 3/8%, 9/15/2007...............      200,000      206,000
Pathmark Stores
   11 5/8%, 6/15/2002...............      240,000      234,000
                                                     ---------
                                                       608,000
                                                     ---------
--------------
+  Rule 144A security.
** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)
                                         PRINCIPAL
                                         AMOUNT OR
                                         WARRANTS        VALUE
                                        ----------     ---------
TECHNOLOGY -- 3.9%
Advanced Micro Devices
   11%, 8/1/2003....................    $ 375,000    $ 401,250
Hadco 9 1/2%, 6/15/2008.............      200,000      199,000
MCMS 9 3/4%, 3/1/2008...............      225,000      191,250
Therma-Wave
   10 5/8%, 5/15/2004...............      150,000       75,750
Viasystems 9 3/4%, 6/1/2007.........      400,000      376,000
                                                     ---------
                                                     1,243,250
                                                     ---------
TELECOMMUNICATIONS -- 12.9%
BTI Telecom
   10 1/2%, 9/15/2007...............      275,000      202,125
CapRock Communications
   12%, 7/15/2008...................      125,000      116,250
Crown Castle International
   0% (10 5/8%**),11/15/2007........      200,000      141,000
Exodus Communications
   11 1/4%, 7/1/2008................       55,000       55,275
Facilicom International
   10 1/2%, 1/15/2008...............      325,000      261,625
GCI 9 3/4%, 8/1/2007................      175,000      174,125
GlobalStar 11 1/4%, 6/15/2004.......      275,000      209,000
GlobalStar 10 3/4%, 11/1/2004.......       75,000       54,000
Golden Sky Systems
   12 3/8%, 8/1/2006+...............      325,000      338,000
ICG Holdings 0% (11 5/8%**),
   3/15/2007........................      175,000      113,750
IXC Communications
   9%, 4/15/2008....................      100,000      100,750
Nextel Communications
   0% (10.65%**), 9/15/2007.........      215,000      138,137
NEXTLINK Communications
   12 1/2%, 4/15/2006...............      350,000      379,750
ORBCOMM Global
   14%, 8/15/2004...................       80,000       82,800
Pinnacle Holdings
   0% (10%**), 3/15/2008............      590,000      346,625
Powertel 11 1/8%, 6/1/2007..........      250,000      250,000
PSINet 10%, 2/15/2005...............      175,000      174,125
RCN 10%, 10/15/2007.................      175,000      168,000
Splitrock Services
   11 3/4%, 7/15/2008...............       55,000       47,850
Splitrock Services (warrants
   expiring 7/15/2008)*.............           55 wts.     605

                                       PRINCIPAL
                                        AMOUNT,
                                        SHARES,
                                      OR WARRANTS       VALUE
                                      -----------    ---------
TELECOMMUNICATIONS (continued)
Talton Holdings 11%,
   6/30/2007........................   $200,000     $  191,000
Verio 10 3/8%, 4/1/2005.............    125,000        123,125
Verio 11 1/4%, 12/1/2008+...........    140,000        141,400
Verio 13 1/2%, 6/15/2004............    200,000        217,000
Verio (warrants expiring
   6/15/2004)*......................        800 wts.    28,000
Viatel 11 1/4%, 4/15/2008...........   $ 90,000         92,475
                                                     ---------
                                                     4,146,792
                                                     ---------
TEXTILES -- 0.3%
Tropical Sportswear International
   11%, 6/15/2008...................    100,000        105,750
                                                     ---------
THEATERS -- 0.6%
Hollywood Theaters
   10 5/8%, 8/1/2007................    250,000        185,625
                                                     ---------
TRANSPORTATION -- 0.8%
Atlas Air 10 3/4%, 8/1/2005.........    240,000        253,200
                                                     ---------
UTILITIES -- 0.5%
Midland Cogeneration Venture
   11 3/4%, 7/23/2005...............    125,000        147,269
                                                     ---------
TOTAL CORPORATE BONDS
   (Cost  $28,042,831)..............                26,427,211
                                                    ----------
PREFERRED STOCKS -- 6.8%
BROADCASTING -- 1.3%
Capstar Broadcasting Partners
   12%..............................        978 shs.   111,737
Capstar Communications 12 5/8%......        375         45,375
Cumulus Media 13 3/4%...............         77         82,967
Sinclair Capital 11 5/8%............      1,500        163,875
                                                     ---------
                                                       403,954
                                                     ---------
CABLE SYSTEMS -- 0.7%
Pegasus Communications
   12 3/4% (Series A)...............        164        172,610
Pegasus Communications
   12 3/4% (units)..................         50         50,750
                                                     ---------
                                                       223,360
                                                     ---------
---------------------
*  Non-income producing security.
** Deferred-interest  debentures  pay no  interest  for a  stipulated  number of years, after which they pay the indicated coupon rate.
+  Rule 144A security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)
                                         SHARES        VALUE
                                        --------     ---------
CELLULAR -- 0.5%
Rural Cellular 11 3/8%..............          185    $ 172,623
                                                     ---------
FOOD -- 0.4%
Nebco Evans 11 1/4%.................        2,712      136,279
                                                     ---------
HEALTH CARE/MEDICAL
PRODUCTS -- 0.3%
River Holding 11 1/2%...............        1,722      103,750
                                                     ---------
INDUSTRIAL/
MANUFACTURING -- 0.3%
Day International Group 12 1/4%.....          109      100,553
                                                     ---------
PRINTING AND
PUBLISHING -- 0.8%
Liberty Group Publishing 14 3/4%....        9,534      240,735
                                                     ---------
TECHNOLOGY -- 0.3%
MCMS 12 1/2%........................        1,230       98,093
                                                     ---------
TELECOMMUNICATIONS -- 2.2%
Crown Castle International
   12 3/4%..........................          155      156,356
Global Crossing Holding
   10 1/2%..........................          750       73,688
IXC Communications 12 1/2%..........          137      140,646
Nextel Communications 11 1/8%.......          269      242,773
NEXTLINK Communications
   14%..............................        1,587       84,508
                                                     ---------
                                                       697,971
                                                     ---------
TOTAL PREFERRED STOCKS
   (Cost $2,417,652)................                 2,177,318
                                                   -----------
                                        SHARES OR
                                        PRINCIPAL
                                         AMOUNT        VALUE
                                        --------     ---------
CONVERTIBLE PREFERRED
STOCKS -- 0.8%
BROADCASTING -- 0.6%
Chancellor Media $3.................     875 shs.   $   81,703
Chancellor Media $3+................   1,250           116,719
                                                    ----------
                                                       198,422
                                                    ----------
TELECOMMUNICATIONS -- 0.2%
IXC Communications 6 3/4%+..........   1,160            38,425
Viatel 10%..........................      34             3,842
                                                    ----------
                                                        42,267
                                                    ----------
TOTAL CONVERTIBLE PREFERRED
   STOCKS
   (Cost $187,690)..................                   240,689
                                                    ----------
REPURCHASE AGREEMENT -- 6.8%
   (Cost $2,200,000)
State Street Bank and Trust
   4.45%, dated 12/31/1998,
   maturing 1/4/1999
   collateralized by: $1,650,000
   US Treasury Notes 11 5/8%,
   11/15/2004, with a fair market
   value of $2,245,944..............   $2,200,000    2,200,000
                                                    ----------
TOTAL INVESTMENTS -- 96.3%
   (Cost  $32,848,173)..............                31,045,218
OTHER ASSETS LESS
   LIABILITIES-- 3.7%...............                 1,207,590
                                                    ----------
NET ASSETS-- 100.0%.................               $32,252,808
                                                   ===========
--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO
                                        SHARES       VALUE
                                       --------    ---------
COMMON STOCKS -- 35.2%
AEROSPACE -- 0.6%
General Dynamics.................        1,500    $  87,938
                                                  ---------
AUTOMOTIVE AND
RELATED -- 1.4%
DaimlerChrysler..................        2,199      211,241
                                                  ---------
BANKING AND FINANCE -- 4.5%
Bank of New York.................        4,400      177,100
BankAmerica......................        1,018       61,207

                                        SHARES       VALUE
                                       --------    ---------
BANKING AND FINANCE
(continued)
Citigroup........................        2,000      $99,000
Hartford Financial Services
   Group.........................        2,200      120,725
Morgan (J.P.)....................          250       26,266
Washington Mutual................        4,536      173,218
                                                  ---------
                                                    657,516
                                                  ---------
BUSINESS SERVICES -- 0.3%
Electronic Data Systems..........          850       42,712
                                                  ---------
------------
+ Rule 144A security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO (continued)
                                        SHARES      VALUE
                                       --------   ---------
CAPITAL GOODS -- 0.2%
Crown Cork & Seal................        1,000    $  30,813
                                                  ---------
CHEMICALS -- 0.5%
duPont (E.I.) de Nemours.........        1,300       68,981
                                                  ---------
CONSUMER GOODS AND
SERVICES -- 4.5%
Anheuser-Busch...................        1,400       91,875
General Mills....................        2,500      194,375
Russell..........................        3,600       73,125
Sara Lee.........................        8,600      242,412
Stanley Works....................        2,100       58,275
                                                  ---------
                                                    660,062
                                                  ---------
DRUGS AND HEALTH
CARE -- 3.0%
American Home Products...........        2,200      123,888
Baxter International.............          800       51,450
Bristol-Myers Squibb.............        2,000      267,625
                                                  ---------
                                                    442,963
                                                  ---------
ELECTRIC AND GAS
UTILITIES -- 4.5%
FPL Group........................        2,500      154,062
Sonat............................        4,700      127,194
Unicom...........................        4,700      181,244
Williams Companies...............        6,000      187,125
                                                  ---------
                                                    649,625
                                                  ---------
ENERGY -- 4.3%
BP Amoco (ADRs)
   (United Kingdom)..............          650       58,256
Exxon............................        1,900      138,937
Mobil............................        1,900      165,538
Royal Dutch Petroleum
   (Netherlands).................        2,300      110,112
Unocal...........................        5,100      148,856
                                                  ---------
                                                    621,699
                                                  ---------
FOOD -- 0.5%
ConAgra..........................        2,400       75,600
                                                  ---------
INSURANCE -- 2.6%
American General.................        2,200      171,600
Chubb............................        1,200       77,850
Lincoln National.................        1,500      122,719
                                                  ---------
                                                    372,169
                                                  ---------
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                    --------      ---------
MACHINERY AND
EQUIPMENT -- 1.2%
GATX.............................    4,800 shs.   $ 181,800
                                                  ---------
PAPER AND PACKAGING -- 0.4%
Mead.............................    1,800           52,763
                                                  ---------
RETAILING -- 0.8%
May Department Stores............    1,900          114,712
                                                  ---------
TOBACCO -- 1.6%
Philip Morris....................    4,400          235,400
                                                  ---------
TRANSPORTATION -- 0.4%
Norfolk Southern.................    1,800           57,038
                                                  ---------
UTILITIES/
TELECOMMUNICATIONS -- 3.9%
DQE..............................    1,700           74,694
GTE..............................    3,700          249,519
Harris...........................    1,000           36,625
SBC Communications...............    4,000          214,500
                                                  ---------
                                                    575,338
                                                  ---------
TOTAL COMMON STOCKS
   (Cost $4,320,812).............                 5,138,370
                                                  ---------
CORPORATE BONDS -- 31.9%
AUTOMOTIVE -- 3.9%
Chrysler Financial
   6.09%, 4/6/2001................   $300,000          304,952
Ford Motor Credit
   6 3/4%, 8/15/2008..............    250,000          266,009
                                                     ---------
                                                       570,961
                                                     ---------
BANKING AND
FINANCE -- 7.4%
Associates Corp. of North
   America 6 1/2%, 8/15/2002......    300,000          310,023
Capital One Bank
   8 1/8%, 3/1/2000...............    250,000          254,428
First USA Bank
   5 3/4%, 1/15/1999..............    100,000          100,001
GMAC 6 1/2%, 12/5/2005............    200,000          210,053
Heller Financial
   5 7/8%, 11/1/2000..............    200,000          199,887
                                                     ---------
                                                     1,074,392
                                                     ---------
----------------
See Notes to Financial Statements.
                          SELIGMAN PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO (continued)
                                        PRINCIPAL
                                         AMOUNT         VALUE
                                        --------      ---------
ELECTRIC AND GAS
UTILITIES -- 2.1%
Consumers Energy
   6 3/8%, 2/1/2008.................     $300,000    $ 302,998
                                                     ---------
ENERGY -- 2.9%
Petroleum Geo-Services
   7 1/2%, 3/31/2007................      400,000      426,184
                                                     ---------
FUNERAL SERVICES -- 1.8%
Loewen Group International
   7 1/2%, 4/15/2001................      300,000      268,500
                                                     ---------
MEDIA -- 6.1%
Time Warner 7 3/4%, 6/15/2005.......      500,000      555,022
Viacom 7 3/4%, 6/1/2005.............      300,000      327,992
                                                     ---------
                                                       883,014
                                                     ---------
TECHNOLOGY -- 4.9%
Dell Computer 6.55%,
   4/15/2008........................      400,000      416,222
First Data 5.80%, 12/15/2008........      100,000       99,085
International Business Machines
    5.37%, 9/22/2003................      200,000      202,312
                                                     ---------
                                                       717,619
                                                     ---------
UTILITIES/
TELECOMMUNICATIONS -- 2.8%
MCI WorldCom 6.40%,
   8/15/2005........................      200,000      207,568
Sprint Capital 6 1/8%, 11/15/2008...      200,000      204,446
                                                     ---------
                                                       412,014
                                                     ---------
TOTAL CORPORATE BONDS
   (Cost $4,581,625)................                 4,655,682
                                                     ---------
US GOVERNMENT AND GOVERNMENT AGENCY SECURITIES -- 26.8% US GOVERNMENT SECURITIES -- 13.6% US Treasury Notes:
   6 1/4%, 6/30/2002................      300,000      314,906
   6 1/2%, 5/15/2005................      500,000      548,125
   6 1/2%, 10/15/2006...............      500,000      555,157
   6 5/8%, 5/15/2007................      500,000      562,500
                                                     ---------
                                      PRINCIPAL
                                       AMOUNT
                                      OR SHARES        VALUE
                                      ---------      ---------
Total US Government
   Securities
   (Cost $1,873,774)................                $1,980,688
                                                     ---------
US GOVERNMENT
AGENCY SECURITIES -- 13.2%
US Government Title XI
   (Bay Transportation) 7.30%,
   6/1/2021.........................  $200,000         218,456
FHLMC Gold 5 1/2%, 7/1/2013++.......   297,919         294,289
Federal National Mortgage
   Association:
   5.90%, 6/19/2003.................   300,000         304,019
   6.35%, 5/18/2005.................   300,000         307,076
   5.795%, 1/1/2009.................   200,000         201,000
   6%, 12/1/2028++..................   200,000         197,438
Government National Mortgage
   Association, Mortgage-backed
   Passed-through Certificates:++
   6 1/2%, 12/15/2028...............   200,000         202,188
   6%, 12/20/2028...................   200,000         198,250
                                                     ---------
Total US Government Agency
   Securities (Cost $1,902,347).....                 1,922,716
                                                     ---------
TOTAL US GOVERNMENT
   AND GOVERNMENT
   AGENCY SECURITIES
   (Cost $3,776,121)................                 3,903,404
                                                     ---------
CONVERTIBLE PREFERRED
STOCKS -- 4.4%
BANKING AND FINANCE -- 2.4%
Salomon Smith Barney 7 5/8%.........    7,500 shs.     345,000
                                                     ---------
INSURANCE -- 2.0%
St. Paul Capital 6%.................    4,500          290,250
                                                     ---------
TOTAL CONVERTIBLE PREFERRED
   STOCKS (Cost $439,020)...........                   635,250
                                                     ---------
TOTAL INVESTMENTS -- 98.3%
   (Cost $13,117,578)...............                14,332,706
OTHER ASSETS LESS
   LIABILITIES-- 1.7%...............                   249,519
                                                     ---------
NET ASSETS-- 100.0%..............                  $14,582,225
                                                   ===========
----------------
++ Investments in mortgage-backed  securities are subject to principal paydowns.
   As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN LARGE-CAP VALUE PORTFOLIO

                                      SHARES        VALUE
                                     --------     ---------
COMMON STOCKS -- 97.4%
AEROSPACE -- 4.7%
Goodrich (B.F.)..................        5,000    $ 179,375
                                                  ---------
AUTOMOTIVE AND
RELATED -- 6.9%
Ford Motor.......................        2,100      123,244
General Motors...................        2,000      143,125
                                                  ---------
                                                    266,369
                                                  ---------
BANKING -- 11.0%
Bank of New York.................        4,000      161,000
BankAmerica......................        2,205      132,576
Summit Bancorp...................        3,000      131,062
                                                  ---------
                                                    424,638
                                                  ---------
DRUGS AND
HEALTH CARE -- 7.7%
Bristol-Myers Squibb.............        1,100      147,194
United Healthcare................        3,500      150,719
                                                  ---------
                                                    297,913
                                                  ---------
ENERGY -- 2.8%
Texaco...........................        2,000      105,750
                                                  ---------
FINANCE AND
INSURANCE -- 16.0%
Citigroup........................        2,100      103,950
The Equitable Companies..........        2,700      156,262
Fannie Mae.......................        1,600      118,400
St. Paul Companies...............        3,000      104,250
Washington Mutual................        3,425      130,792
                                                  ---------
                                                    613,654
                                                  ---------
FOOD -- 2.7%
Dole Food........................        3,500      105,000
                                                  ---------
HOUSEHOLD PRODUCTS
AND FURNISHINGS -- 8.9%
Armstrong World Industries.......        1,600       96,500
Dial.............................        4,400      127,050
Kimberly-Clark...................        2,200      119,900
                                                  ---------
                                                    343,450
                                                  ---------

                                      SHARES        VALUE
                                     --------     ---------
INDUSTRIAL EQUIPMENT -- 2.7%
General Electric.................        1,000    $ 102,063
                                                  ---------
MEDICAL PRODUCTS AND
TECHNOLOGY -- 3.3%
Baxter International.............        2,000      128,625
                                                  ---------
OFFICE EQUIPMENT -- 3.7%
Xerox............................        1,200      141,600
                                                  ---------
PACKAGING -- 2.7%
Crown Cork & Seal................        3,400      104,762
                                                  ---------
PAPER AND FOREST
PRODUCTS -- 6.6%
Champion International...........        2,900      117,450
Georgia-Pacific Group............        2,350      137,622
                                                  ---------
                                                    255,072
                                                  ---------
RETAIL TRADE -- 10.8%
May Department Stores............        1,900      114,713
Penney (J.C.)....................        2,750      128,906
Sears, Roebuck...................        4,000      170,000
                                                  ---------
                                                    413,619
                                                  ---------
SPECIALTY MATERIALS -- 2.9%
Raychem..........................        3,450      111,478
                                                  ---------
TOBACCO -- 4.0%
Philip Morris....................        2,850      152,475
                                                  ---------
TOTAL INVESTMENTS -- 97.4%
   (Cost $3,637,303).............                 3,745,843

OTHER ASSETS LESS
   LIABILITIES-- 2.6%............                    99,980
                                                 ----------

NET ASSETS-- 100.0%..............                $3,845,823
                                                 ==========
--------------
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS  (continued)
--------------------------------------------------------------------------------

SELIGMAN SMALL-CAP VALUE PORTFOLIO

                                        SHARES      VALUE
                                       --------   ---------
COMMON STOCKS -- 98.1%
ADVERTISING -- 3.8%
True North Communications........        3,500    $  94,062
                                                  ---------
APPAREL AND
TEXTILES -- 4.9%
Cutter & Buck*...................        3,250      121,672
                                                  ---------
APPLIANCES -- 4.2%
Windmere-Durable Holdings........       13,500      104,625
                                                  ---------
BANKING -- 2.8%
Bay View Capital.................        3,200       69,000
                                                  ---------
BUILDING AND
CONSTRUCTION -- 2.5%
Dal-Tile International*..........        6,000       62,250
                                                  ---------
CAPITAL GOODS -- 4.4%
Apogee Enterprises...............        5,200       58,500
BMC Industries...................        8,100       50,625
                                                  ---------
                                                    109,125
                                                  ---------
COMPUTER SOFTWARE -- 2.5%
Dialogic*........................        3,100       60,934
                                                  ---------
DISTRIBUTORS -- 5.4%
Cubic............................        3,050       57,187
Elsag Bailey Process Auto (ADRs)*
  (Netherlands)..................        1,950       76,294
                                                  ---------
                                                    133,481
                                                  ---------
FINANCE AND INSURANCE -- 3.6%
AMRESCO*.........................       10,000       87,812
                                                  ---------
GARDEN PRODUCTS -- 3.0%
Acorn Products*..................       10,700       72,894
                                                  ---------
INDUSTRIAL GOODS AND
SERVICES -- 3.5%
Furon............................        5,000       85,313
                                                  ---------
MACHINERY -- 3.8%
Stewart & Stevenson Services.....        9,700       93,059
                                                  ---------

                                        SHARES      VALUE
                                       --------   ---------
MANUFACTURING -- 3.0%
Mueller Industries*..............        3,700    $  75,156
                                                  ---------
MEDICAL PRODUCTS AND
TECHNOLOGY -- 3.8%
ChiRex*..........................        4,400       93,500
                                                  ---------
OIL AND GAS -- 5.1%
Friede Goldman International*....        5,200       59,150
Marine Drilling*.................        8,800       67,650
                                                  ---------
                                                    126,800
                                                  ---------
PACKAGING/
CONTAINERS -- 3.3%
Applied Extrusion
   Technologies*.................       10,000       81,250
                                                  ---------
PLASTICS -- 3.2%
Lamson & Sessions*...............       15,500       79,438
                                                  ---------
PRINTING AND
PUBLISHING -- 5.6%
Cadmus Communications............        3,050       58,141
Merrill..........................        4,200       81,112
                                                  ---------
                                                    139,253
                                                  ---------
RESTAURANTS -- 5.7%
Avado Brands.....................        7,600       63,650
Foodmaker*.......................        3,450       76,116
                                                  ---------
                                                    139,766
                                                  ---------
RETAIL TRADE -- 8.8%
Abercrombie & Fitch (Class A)*...        1,000       70,750
Stage Stores*....................        7,500       70,312
The Wet Seal (Class A)*..........        2,500       75,469
                                                  ---------
                                                    216,531
                                                  ---------
SPECIALTY CHEMICALS -- 2.2%
Dexter...........................        1,750       55,016
                                                  ---------
SPECIALTY
METALS/STEEL -- 1.6%
Olympic Steel*...................        8,000       40,125
                                                  ---------
TOBACCO -- 3.4%
Consolidated Cigar Holding*......        4,800       84,900
                                                  ---------
--------------
* Non-income producing security.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                               December 31, 1998
--------------------------------------------------------------------------------

SELIGMAN SMALL-CAP VALUE PORTFOLIO (continued)


                                        SHARES      VALUE
                                       --------   ---------

TRANSPORTATION -- 8.0%
ABC Rail Products*...............        7,000    $  85,969
Pittston BAX Group...............       10,000      111,250
                                                  ---------
                                                    197,219
                                                  ---------
TOTAL INVESTMENTS -- 98.1%
   (Cost $2,587,518).............                 2,423,181

                                                    VALUE
                                                 ----------
OTHER ASSETS LESS
   LIABILITIES-- 1.9%............                   $45,750
                                                 ----------

NET ASSETS-- 100.0%..............                $2,468,931
                                                 ==========
-------------
* Non-income producing security.
See Notes to Financial Statements.

                           SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                                                                              SELIGMAN
                                                                                  SELIGMAN      SELIGMAN   COMMUNICATIONS
                                                    SELIGMAN       SELIGMAN         CASH         COMMON         AND
                                                     BOND          CAPITAL      MANAGEMENT       STOCK      INFORMATION
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                   ---------      ---------      ---------     ---------     ---------
ASSETS:
Investments, at value (see
   portfolios of investments):
Long-term holdings.................              $6,694,244      $23,240,892   $        --    $56,781,324    $120,728,001
Short-term holdings................                 400,000        1,000,000    10,391,590      5,400,000         600,000
                                                 ----------      -----------   -----------    -----------    ------------
Total Investments                                 7,094,244       24,240,89     10,391,590     62,181,324     121,328,001
Cash...............................                  77,844          97,894        118,378         67,770          73,789
Interest and dividends
   receivable......................                  97,222           4,867         19,229         86,436          10,994
Receivable for Capital
   Stock sold......................                  67,486              --          2,301        310,309          12,978
Receivable from associated
   companies.......................                   4,409              --          7,009             --              --
Receivable for securities sold.....                      --         714,472             --             --       2,448,223
                                                 ----------      -----------   -----------    -----------    ------------
TOTAL ASSETS.......................               7,341,205       25,058,125    10,538,507     62,645,839     123,873,985
                                                 ----------      -----------   -----------    -----------    ------------
LIABILITIES:
Payable for Capital Stock
   redeemed........................                      56           40,058            29            513         840,331
Payable for securities purchased...                      --          847,446            --             --         632,714
Unrealized depreciation on
   foreign currencies and
   forward currency contracts......                      --               --            --             --              --
Accrued expenses, taxes,
   and other.......................                  20,793           29,927        18,583         57,268         122,009
                                                 ----------      -----------   -----------    -----------    ------------
TOTAL LIABILITIES..................                  20,849          917,431        18,612         57,781       1,595,054
                                                 ----------      -----------   -----------    -----------    ------------
NET ASSETS.........................              $7,320,356      $24,140,694   $10,519,895    $62,588,058    $122,278,931
                                                 ==========      ===========   ===========    ===========    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par..............              $      705      $     1,160   $    10,519    $     3,360    $      7,132
Additional paid-in-capital.........               7,065,028       17,101,537    10,508,236     46,881,737      99,821,375
Undistributed/accumulated net
   investment income (loss)........                  (4,509)          (5,145)           --         (5,229)         (2,533)
Undistributed/accumulated net
   realized gain (loss)............                      --          481,840         1,140         (4,074)          3,659
Net unrealized appreciation
   (depreciation) of investments...                 259,132        6,561,302            --     15,712,264      22,449,298
Net unrealized appreciation
   (depreciation) on translation
   of assets and liabilities deno-
   minated in foreign currencies and
   forward currency contracts......                      --               --            --             --              --
                                                 ----------      -----------   -----------    -----------    ------------
NET ASSETS.........................              $7,320,356      $24,140,694   $10,519,895    $62,588,058    $122,278,931
                                                 ==========      ===========   ===========    ===========    ============
SHARES OF CAPITAL STOCK
   OUTSTANDING
   ($.001 par value)...............                 705,129        1,160,023    10,518,755      3,360,130       7,132,343
                                                 ==========      ===========   ===========    ===========    ============
NET ASSET VALUE PER SHARE..........                  $10.38           $20.81         $1.00         $18.63          $17.14
                                                 ==========      ===========   ===========    ===========    ============


----------------------------
See Notes to Financial Statements.

                         SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

                                                       SELIGMAN       SELIGMAN        SELIGMAN
                                                       HENDERSON      HENDERSON       HENDERSON     SELIGMAN
                                        SELIGMAN     GLOBAL GROWTH   GLOBAL SMALLER    GLOBAL       HENDERSON
                                        FRONTIER     OPPORTUNITIES    COMPANIES       TECHNOLOGY   INTERNATIONAL
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                        ---------      ---------      ---------       ---------     ---------
ASSETS:
Investments, at value (see
   portfolios of investments):
Long-term holdings.................     $38,611,861    $8,127,428     $20,540,017     $5,740,044    $9,681,145
Short-term holdings................       1,900,000            --              --             --            --
                                        -----------    ----------     -----------     ----------    ----------
Total Investments                        40,511,861     8,127,428      20,540,017      5,740,044     9,681,145
Cash...............................          63,831       644,561         311,060        429,258       230,849
Interest and dividends
   receivable......................           2,201        10,390          36,130          4,880        35,780
Receivable for Capital
   Stock sold......................             497            --           1,893          2,727            --
Receivable from associated
   companies.......................              --            --           6,222          2,670           262
Receivable for securities sold.....              --            --          78,597         12,191         2,503
                                        -----------    ----------     -----------     ----------    ----------
TOTAL ASSETS.......................      40,578,390     8,782,379      20,973,919      6,191,770     9,950,539
                                        -----------    ----------     -----------     ----------    ----------
LIABILITIES:
Payable for Capital Stock
   redeemed........................       1,207,750         6,829              --         34,431         3,695
Payable for securities purchased...         173,004       100,271          86,553             --            --
Unrealized depreciation on
   foreign currencies and
   forward currency contracts......              --        10,067          35,075          8,730        24,636
Accrued expenses, taxes,
   and other.......................          49,965        21,917          38,229         18,638        29,379
                                        -----------    ----------     -----------     ----------    ----------
TOTAL LIABILITIES..................       1,430,719       139,084         159,857         61,799        57,710
                                        -----------    ----------     -----------     ----------    ----------
NET ASSETS.........................     $39,147,671    $8,643,295     $20,814,062     $6,129,971    $9,892,829
                                        ===========    ==========     ===========     ==========    ==========
COMPOSITION OF NET ASSETS:
Capital Stock, at par..............     $     2,517    $      649     $     1,528     $      442    $      644
Additional paid-in-capital.........      36,334,865     7,075,238      19,423,247      4,935,072     7,869,584
Undistributed/accumulated net
   investment income (loss)........          (2,403)       (1,513)         (2,344)        (1,509)       (3,713)
Undistributed/accumulated net
   realized gain (loss)............      (1,123,646)     (367,113)       (274,496)        57,662        17,083
Net unrealized appreciation
   (depreciation) of investments...       3,936,338     1,816,901       1,585,902      1,095,960     1,842,381
Net unrealized appreciation
   (depreciation) on translation
   of assets and liabilities deno-
   minated in foreign currencies and
   forward currency contracts......              --       119,133          80,225         42,344       166,850
                                        -----------    ----------     -----------     ----------    ----------
NET ASSETS.........................     $39,147,671    $8,643,295     $20,814,062     $6,129,971    $9,892,829
                                        ===========    ==========     ===========     ==========    ==========
SHARES OF CAPITAL STOCK
   OUTSTANDING
   ($.001 par value)...............       2,516,965       648,509       1,528,209        442,463       643,753
                                        ===========    ==========     ===========     ==========    ==========
NET ASSET VALUE PER SHARE..........          $15.55        $13.33          $13.62         $13.85        $15.37
                                        ===========    ==========     ===========     ==========    ==========


-------------------------
See Notes to Financial Statements.

                                    P-54a

                       SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                                              December 31, 1998
--------------------------------------------------------------------------------


                                                      SELIGMAN                     SELIGMAN      SELIGMAN
                                                     HIGH-YIELD      SELIGMAN      LARGE-CAP     SMALL-CAP
                                                        BOND          INCOME         VALUE        VALUE
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                     ---------      ---------      ---------     ---------
ASSETS:
Investments, at value (see
   portfolios of investments):
Long-term holdings.................                 $28,845,218     $14,332,706    $3,745,843    $2,423,181
Short-term holdings................                   2,200,000              --            --            --
                                                    -----------     -----------    ----------    ----------
Total Investments                                    31,045,218      14,332,706     3,745,843     2,423,181
Cash...............................                      92,190         180,630       122,886        54,395
Interest and dividends
   receivable......................                     726,955         111,042         5,437         1,102
Receivable for Capital
   Stock sold......................                     417,318          11,946            --            --
Receivable from associated
   companies.......................                          --             847         1,043         1,363
Receivable for securities sold.....                       5,354              --            --            --
                                                    -----------     -----------    ----------    ----------
TOTAL ASSETS.......................                  32,287,035      14,637,171     3,875,209     2,480,041
                                                    -----------     -----------    ----------    ----------
LIABILITIES:
Payable for Capital Stock
   redeemed........................                          --          30,729        18,165           858
Payable for securities purchased...                          --              --            --            --
Unrealized depreciation on
   foreign currencies and
   forward currency contracts......                          --              --            --            --
Accrued expenses, taxes,
   and other.......................                      34,227          24,217        11,221        10,252
                                                    -----------     -----------    ----------    ----------
TOTAL LIABILITIES..................                      34,227          54,946        29,386        11,110
                                                    -----------     -----------    ----------    ----------
NET ASSETS.........................                 $32,252,808     $14,582,225    $3,845,823    $2,468,931
                                                    ===========     ===========    ==========    ==========
COMPOSITION OF NET ASSETS:
Capital Stock, at par..............                 $     2,966     $     1,324    $      398    $      338
Additional paid-in-capital.........                  34,040,154      13,444,085     3,771,795     2,633,353
Undistributed/accumulated net
   investment income (loss)........                      19,492          (3,094)         (420)         (423)
Undistributed/accumulated net
   realized gain (loss)............                      (6,849)        (75,218)      (34,490)           --
Net unrealized appreciation
   (depreciation) of investments...                  (1,802,955)      1,215,128       108,540      (164,337)
Net unrealized appreciation
   (depreciation) on translation
   of assets and liabilities deno-
   minated in foreign currencies and
   forward currency contracts......                          --              --            --            --
                                                    -----------     -----------    ----------    ----------
NET ASSETS.........................                 $32,252,808     $14,582,225    $3,845,823    $2,468,931
                                                    ===========     ===========    ==========    ==========
SHARES OF CAPITAL STOCK
   OUTSTANDING
   ($.001 par value)...............                   2,965,856       1,324,302       398,168       337,678
                                                    ===========     ===========    ==========    ==========
NET ASSET VALUE PER SHARE..........                      $10.87          $11.01         $9.66         $7.31
                                                    ===========     ===========    ==========    ==========


-----------------------
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                  SELIGMAN
                                                                      SELIGMAN      SELIGMAN   COMMUNICATIONS
                                        SELIGMAN       SELIGMAN         CASH         COMMON          AND
                                          BOND          CAPITAL      MANAGEMENT       STOCK      INFORMATION
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       ----------     ----------     ----------    ----------    ----------
INVESTMENT INCOME:
Interest...........................    $424,426       $   75,340     $540,798      $   170,116   $   229,459
Dividends..........................          --           93,947           --        1,021,009        78,079
                                       --------       ----------     --------      -----------   -----------
TOTAL INVESTMENT INCOME**..........     424,426          169,287      540,798        1,191,125       307,538
                                       --------       ----------     --------      -----------   -----------
EXPENSES:
Management fee.....................      27,438           86,101       40,831          224,301       748,401
Custody and related services.......       7,576           13,731        4,331           18,893        55,629
Auditing fee.......................       6,166           10,666        8,266           22,966        35,666
Directors' fees and expenses.......       5,021            5,214        5,062            5,651         6,175
Shareholder reports and
   communications..................       3,937            3,937        3,937            3,937         1,921
Registration.......................       2,938            4,170        3,101            6,548         8,478
Legal fee..........................       1,265            1,311        1,245            1,414         1,543
Miscellaneous......................       2,320            3,719        1,862            6,573         9,685
                                       --------       ----------     --------      -----------   -----------
TOTAL EXPENSES BEFORE
   WAIVER/REIMBURSEMENT............      56,661          128,849       68,635          290,283       867,498
Waiver/reimbursement of
   expenses........................     (15,486)              --      (68,635)              --            --
                                       --------       ----------     --------      -----------   -----------
TOTAL EXPENSES AFTER
   WAIVER/REIMBURSEMENT............      41,175          128,849           --          290,283       867,498
                                       --------       ----------     --------      -----------   -----------
NET INVESTMENT INCOME (LOSS).......     383,251           40,438      540,798          900,842      (559,960)
                                       --------       ----------     --------      -----------   -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
Net realized gain (loss) on
   investments.....................     123,784        1,655,402        1,53         3,819,226     5,762,699
Net realized gain (loss) from
   foreign currency transactions...          --               --          --                --            --
Net change in unrealized
   appreciation/depreciation
   of investments..................      37,175        2,577,044          --         7,459,005    28,175,377
Net change in unrealized
   depreciation on translation of
   assets and liabilities denominated
   in foreign currencies and
   forward currency contracts......          --               --          --                --            --
                                       --------       ----------     --------      -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS....................     160,959        4,232,446        1,538       11,278,231    33,938,076
                                       --------       ----------     --------      -----------   -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS..........    $544,210       $4,272,884     $542,336      $12,179,073   $33,378,116
                                       ========       ==========     ========      ===========   ===========

--------------------
*  For the period May 1, 1998, commencement of operations, to December 31, 1998.
** Net of foreign tax withheld
   as follows:                         $     --       $      281     $     --      $     4,562   $     1,877
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.


--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (continued)
--------------------------------------------------------------------------------


                                                       SELIGMAN       SELIGMAN        SELIGMAN
                                                       HENDERSON      HENDERSON       HENDERSON     SELIGMAN
                                        SELIGMAN     GLOBAL GROWTH   GLOBAL SMALLER    GLOBAL       HENDERSON
                                        FRONTIER     OPPORTUNITIES    COMPANIES       TECHNOLOGY   INTERNATIONAL
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                        ---------      ---------      ---------       ---------     ---------
INVESTMENT INCOME:
Interest...........................     $ 126,546      $   26,258     $   65,266      $   25,410    $   19,011
Dividends..........................        50,634          72,454        223,528          22,181       172,921
                                        ---------      ----------     ----------      ----------    ----------
TOTAL INVESTMENT INCOME**..........       177,180          98,712        288,794          47,591       191,932
                                        ---------      ----------     ----------      ----------    ----------
EXPENSES:
Management fee.....................       323,502          73,741        215,796          49,036       100,225
Custody and related services.......        38,105          22,615         81,743          20,281        56,636
Auditing fee.......................        15,666           6,166         10,666           5,366         6,866
Directors' fees and expenses.......         5,477           4,902          5,155           4,878         5,035
Shareholder reports and
   communications..................         1,921           1,887          1,887           1,887         1,887
Registration.......................         4,137           3,050          3,929           2,914         3,317
Legal fee..........................         1,383           1,420          1,441           1,415         1,423
Miscellaneous......................         5,502           4,186          3,590           2,675         3,006
                                        ---------      ----------     ----------      ----------    ----------
TOTAL EXPENSES BEFORE
   WAIVER/REIMBURSEMENT............       395,693         117,967        324,207          88,452       178,395
Waiver/reimbursement of
   expenses........................            --         (14,740)       (22,085)        (19,816)      (38,092)
                                        ---------      ----------     ----------      ----------    ----------
TOTAL EXPENSES AFTER
   WAIVER/REIMBURSEMENT............       395,693         103,227        302,122          68,636       140,303
                                        ---------      ----------     ----------      ----------    ----------
NET INVESTMENT INCOME (LOSS).......      (218,513)         (4,515)       (13,328)        (21,045)       51,629
                                        ---------      ----------     ----------      ----------    ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
Net realized gain (loss) on
   investments.....................    (1,118,028)       (276,305)       379,220         327,368       232,518
Net realized gain (loss) from
   foreign currency transactions...            --         (36,450)      (341,781)          1,871       (58,342)
Net change in unrealized
   appreciation/depreciation
   of investments..................       896,484       1,405,297        442,586       1,121,131       749,881
Net change in unrealized
   depreciation on translation of
   assets and liabilities denominated
   in foreign currencies and
   forward currency contracts......            --         239,832        782,308          73,954       412,820
                                        ---------      ----------     ----------      ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS....................      (221,544)      1,332,374      1,262,333       1,524,324     1,336,877
                                        ---------      ----------     ----------      ----------    ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS..........     $(440,057)     $1,327,859     $1,249,005      $1,503,279    $1,388,506
                                        =========      ==========     ==========      ==========    ==========

--------------------
*  For the period May 1, 1998, commencement of operations, to December 31, 1998.
** Net of foreign tax withheld
   as follows:                          $      --      $    6,398     $   28,620      $    3,461    $   18,270
See Notes to Financial Statements.

                                    P-56a

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                                           For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


                                                      SELIGMAN                     SELIGMAN      SELIGMAN
                                                     HIGH-YIELD      SELIGMAN      LARGE-CAP     SMALL-CAP
                                                        BOND          INCOME         VALUE        VALUE
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                     ---------      ---------      ---------     ---------
INVESTMENT INCOME:
Interest...........................                  $2,717,284     $  467,836     $      642    $      0--
Dividends..........................                     212,942        183,523         21,191         5,235
                                                     ----------     ----------     ----------    ----------
TOTAL INVESTMENT INCOME**..........                   2,930,226        651,359         21,833         5,235
                                                     ----------     ----------     ----------    ----------
EXPENSES:
Management fee.....................                     142,265         57,362          9,139         7,951
Custody and related services.......                      35,962          4,470          1,355         1,730
Auditing fee.......................                      13,666          8,866          4,229         4,029
Directors' fees and expenses.......                       5,171          5,128          3,224         3,250
Shareholder reports and
   communications..................                       1,921          3,933          2,780         2,780
Registration.......................                       5,032          3,051          2,482         2,432
Legal fee..........................                       1,338          1,287            983           982
Miscellaneous......................                       3,869          3,119          1,391         1,372
                                                     ----------     ----------     ----------    ----------
TOTAL EXPENSES BEFORE
   WAIVER/REIMBURSEMENT............                     209,224         87,216         25,583        24,526
Waiver/reimbursement of
   expenses........................                     (10,046)        (1,176)       (16,444)      (16,575)
                                                     ----------     ----------     ----------    ----------
TOTAL EXPENSES AFTER
   WAIVER/REIMBURSEMENT............                     199,178         86,040          9,139         7,951
                                                     ----------     ----------     ----------    ----------
NET INVESTMENT INCOME (LOSS).......                   2,731,048        565,319         12,694        (2,716)
                                                     ----------     ----------     ----------    ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
Net realized gain (loss) on
   investments.....................                      10,307        124,492         67,875       271,788
Net realized gain (loss) from
   foreign currency transactions...                          --             --             --            --
Net change in unrealized
   appreciation/depreciation
   of investments..................                  (2,638,907)       381,475        108,540      (164,337)
Net change in unrealized
   depreciation on translation of
   assets and liabilities denominated
   in foreign currencies and
   forward currency contracts......                          --             --             --            --
                                                     ----------     ----------     ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS....................                  (2,628,600)       505,967        176,415       107,451
                                                     ----------     ----------     ----------    ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS..........                  $  102,448     $1,071,286     $  189,109    $  104,735
                                                     ==========     ==========     ==========    ==========

--------------------
*  For the period May 1, 1998, commencement of operations, to December 31, 1998.
** Net of foreign tax withheld
   as follows:                                       $       --     $      562     $       --    $       --
See Notes to Financial Statements.


                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                   SELIGMAN                    SELIGMAN                     SELIGMAN
                                                BOND PORTFOLIO             CAPITAL PORTFOLIO        CASH MANAGEMENT PORTFOLIO
                                            -----------------------   --------------------------    -------------------------
                                                  YEAR ENDED                  YEAR ENDED                   YEAR ENDED
                                                 DECEMBER 31,                DECEMBER 31,                 DECEMBER 31,
                                            -----------------------   --------------------------     -----------------------
                                               1998        1997            1998         1997            1998        1997
                                            ----------- -----------   -----------     ----------     -----------  ----------
OPERATIONS:
Net investment income (loss).............   $  383,251  $  359,627    $    40,438     $    28,503    $   540,798  $  512,275
Net realized gain (loss) on investments..      123,784       2,573      1,655,402       1,456,363          1,538          --
Net realized gain (loss) from foreign
   currency transactions.................           --          --             --              --             --          --
Net change in unrealized appreciation/
   depreciation of investments...........       37,175     158,584      2,577,044       1,876,910             --          --
Net change in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................           --          --             --              --             --          --
                                            ----------  ----------    -----------     -----------    -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.......................      544,210     520,784      4,272,884       3,361,776        542,336     512,275
                                            ----------  ----------    -----------     -----------    -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................     (383,617)   (360,523)       (42,246)        (29,292)      (540,798)   (512,275)
Realized gain on investments.............      (72,294)         --     (1,310,739)     (1,319,186)            --          --
                                            ----------  ----------    -----------     -----------    -----------  ----------
DECREASE IN NET ASSETS
   FROM DISTRIBUTIONS....................     (455,911)   (360,523)    (1,352,985)     (1,348,478)      (540,798)   (512,275)
                                            ----------  ----------    -----------     -----------    -----------  ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares.........    2,476,931   3,014,160     11,707,365       7,491,753     32,521,913  25,875,970
Investment of dividends..................      383,617     360,523         42,246          29,292        540,798     512,275
Shares issued in payment of gain
   distributions.........................       72,294          --      1,310,739       1,319,186             --          --
                                            ----------  ----------    -----------     -----------    -----------  ----------
Total....................................    2,932,842   3,374,683     13,060,350       8,840,231     33,062,711  26,388,245
                                            ----------  ----------    -----------     -----------    -----------  ----------
Cost of shares redeemed..................   (2,932,822) (1,317,788)   (12,239,347)     (4,766,794)   (31,179,640)(27,507,851)
                                            ----------  ----------    -----------     -----------    -----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..........................           20   2,056,895        821,003       4,073,437      1,883,071  (1,119,606)
                                            ----------  ----------    -----------     -----------    -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS............................       88,319   2,217,156      3,740,902       6,086,735      1,884,609  (1,119,606)
NET ASSETS:
Beginning of Year........................    7,232,037   5,014,881     20,399,792      14,313,057      8,635,286   9,754,892
                                            ----------  ----------    -----------     -----------    -----------  ----------
END OF YEAR..............................   $7,320,356  $7,232,037    $24,140,694     $20,399,792    $10,519,895  $8,635,286
                                            ==========  ==========    ===========     ===========    ===========  ==========


--------------------
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS
                                                    SELIGMAN               SELIGMAN
                                                  COMMON STOCK          COMMUNICATIONS AND
                                                   PORTFOLIO             INFORMATION PORTFOLIO
                                            -----------------------   --------------------------
                                                  YEAR ENDED                  YEAR ENDED
                                                 DECEMBER 31,                DECEMBER 31,
                                            -----------------------   --------------------------
                                               1998        1997           1998           1997
                                            ----------- -----------   -----------     ----------
OPERATIONS:
Net investment income (loss).............   $   900,842 $   858,211   $   (559,960)   $  (378,304)
Net realized gain (loss) on investments..     3,819,226   6,975,977      5,762,699     25,855,124
Net realized gain (loss) from foreign
   currency transactions.................            --          --             --             --
Net change in unrealized appreciation/
   depreciation of investments...........     7,459,005     523,788     28,175,377    (10,538,214)
Net change in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --          --             --             --
                                            ----------- -----------   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.......................    12,179,073   8,357,976     33,378,116     14,938,606
                                            ----------- -----------   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................      (940,040)   (827,581)            --             --
Realized gain on investments.............    (3,824,886) (6,979,440)    (4,823,503)   (22,307,569)
                                            ----------- -----------   ------------    -----------
DECREASE IN NET ASSETS
   FROM DISTRIBUTIONS....................    (4,764,926) (7,807,021)    (4,823,503)   (22,307,569)
                                            ----------- -----------   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares.........    14,190,439  12,649,970    199,351,030     50,718,332
Investment of dividends..................       940,040     827,581             --             --
Shares issued in payment of gain
   distributions.........................     3,824,886   6,979,440      4,823,503     22,307,569
                                            ----------- -----------   ------------    -----------
Total....................................    18,955,365  20,456,991    204,174,533     73,025,901
                                            ----------- -----------   ------------    -----------
Cost of shares redeemed..................   (14,518,617) (7,439,183)  (198,083,052)   (38,669,048)
                                            ----------- -----------   ------------    -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..........................     4,436,748  13,017,808      6,091,481     34,356,853
                                            ----------- -----------   ------------    -----------
INCREASE (DECREASE) IN
   NET ASSETS............................    11,850,895  13,568,763     34,646,094     26,987,890
NET ASSETS:
Beginning of Year........................    50,737,163  37,168,400     87,632,837     60,644,947
                                            ----------- -----------   ------------    -----------
END OF YEAR..............................   $62,588,058 $50,737,163   $122,278,931    $87,632,837
                                            =========== ===========   ============    ===========

--------------------
See Notes to Financial Statements.

                                    P-58a

                          SELIGMAN PORTFOLIOS, INC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                          SELIGMAN HENDERSON
                                                  SELIGMAN                  GLOBAL GROWTH
                                               FRONTIER PORTFOLIO      OPPORTUNITIES PORTFOLIO
                                            -----------------------   --------------------------
                                                  YEAR ENDED                  YEAR ENDED
                                                 DECEMBER 31,                DECEMBER 31,
                                            -----------------------   --------------------------
                                               1998        1997           1998           1997
                                            ----------- -----------   -----------     ----------
OPERATIONS:
Net investment income (loss).............   $  (218,513) $  (184,281)    $   (4,515)   $      283
Net realized gain (loss) on investments..    (1,118,028)   4,064,832       (276,305)      141,228
Net realized gain (loss) from foreign
   currency transactions.................            --           --        (36,450)      (73,436)
Net change in unrealized appreciation/
   depreciation of investments...........       896,484    1,855,841      1,405,297       381,018
Net change in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --           --        239,832      (112,875)
                                            -----------  -----------     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.......................      (440,057)   5,736,392      1,327,859       336,218
                                            -----------  -----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................            --           --             --            --
Realized gain on investments.............            --   (3,889,283)       (50,935)      (60,644)
                                            -----------  -----------     ----------    ----------
DECREASE IN NET ASSETS
   FROM DISTRIBUTIONS....................            --   (3,889,283)       (50,935)      (60,644)
                                            -----------  -----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares.........   227,067,285   18,870,587      4,808,045     4,394,619
Investment of dividends..................            --           --             --            --
Shares issued in payment of gain
   distributions.........................            --    3,889,283         50,935        60,644
                                            -----------  -----------     ----------    ----------
Total....................................   227,067,285   22,759,870      4,858,980     4,455,263
                                            -----------  -----------     ----------    ----------
Cost of shares redeemed..................  (230,452,830) (13,305,727)    (2,941,841)     (871,295)
                                            -----------  -----------     ----------    ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..........................    (3,385,545)   9,454,143      1,917,139     3,583,968
                                            -----------  -----------     ----------    ----------
INCREASE (DECREASE) IN
   NET ASSETS............................    (3,825,602)  11,301,252      3,194,063     3,859,542
NET ASSETS:
Beginning of Year........................    42,973,273   31,672,021      5,449,232     1,589,690
                                            -----------  -----------     ----------    ----------
END OF YEAR..............................   $39,147,671  $42,973,273     $8,643,295    $5,449,232
                                            ===========  ===========     ==========    ==========


--------------------
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------


                                              SELIGMAN HENDERSON           SELIGMAN HENDERSON          SELIGMAN HENDERSON
                                                GLOBAL SMALLER              GLOBAL TECHNOLOGY             INTERNATIONAL
                                              COMPANIES PORTFOLIO               PORTFOLIO                   PORTFOLIO
                                             -----------------------     -----------------------     -----------------------
                                                   YEAR ENDED                   YEAR ENDED                 YEAR ENDED
                                                  DECEMBER 31,                 DECEMBER 31,               DECEMBER 31,
                                             -----------------------     -----------------------     -----------------------
                                                1998          1997            1998         1997          1998         1997
                                             -----------    --------     ----------      -------     -----------   ---------
OPERATIONS:
Net investment
   income (loss).........................    $   (13,328)   $    48,159  $  (21,045)     $    3,172  $   51,629    $   37,783
Net realized gain on
   investments...........................        380,866        813,641     327,368         513,781     236,433       665,686
Net realized gain (loss)
   from foreign currency
   transactions..........................       (343,427)      (407,259)      1,871         (12,358)    (62,257)     (422,188)
Net change in unrealized
    appreciation/depreciation
   of investments........................        442,586        750,188   1,121,131         (84,833)    749,881       439,369
Net change in unrealized
   appreciation/depreciation
   on translation of assets
   and liabilities denominated
   in foreign currencies and
   forward currency contracts............        782,308       (536,914)     73,954         (40,471)    412,820       (72,394)
                                             -----------    -----------  ----------      ----------  ----------    ----------
INCREASE IN NET ASSETS
   FROM OPERATIONS.......................      1,249,005        667,815   1,503,279         379,291   1,388,506       648,256
                                             -----------    -----------  ----------      ----------  ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................             --        (26,233)       (857)         (3,585)    (92,510)      (17,648)
Realized gain on investments.............       (307,092)      (475,283)   (262,609)       (503,962)   (102,080)     (308,510)
                                             -----------    -----------  ----------      ----------  ----------    ----------
DECREASE IN NET ASSETS
   FROM DISTRIBUTIONS....................       (307,092)      (501,516)   (263,466)       (507,547)   (194,590)     (326,158)
                                             -----------    -----------  ----------      ----------  ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale
   of shares.............................      3,255,307      5,959,379   4,355,443       3,874,388   1,772,992     3,331,657
Investment of dividends..................             --         26,233         857           3,585      92,510        17,648
Shares issued in payment
   of gain distributions.................        307,092        475,283     262,609         503,962     102,080       308,510
                                             -----------    -----------  ----------      ----------  ----------    ----------
Total....................................      3,562,399      6,460,895   4,618,909       4,381,935   1,967,582     3,657,815
                                             -----------    -----------  ----------      ----------  ----------    ----------
Cost of shares redeemed..................     (4,194,840)    (2,998,851) (3,414,979)     (1,931,166) (2,451,134)   (2,039,720)
                                             -----------    -----------  ----------      ----------  ----------    ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..........................       (632,441)     3,462,044   1,203,930       2,450,769    (483,552)    1,618,095
                                             -----------    -----------  ----------      ----------  ----------    ----------
INCREASE IN NET ASSETS...................        309,472      3,628,343   2,443,743       2,322,513     710,364     1,940,193
NET ASSETS:
Beginning of Period......................     20,504,590     16,876,247   3,686,228       1,363,715   9,182,465     7,242,272
                                             -----------    -----------  ----------      ----------  ----------    ----------
END OF PERIOD............................    $20,814,062    $20,504,590  $6,129,971      $3,686,228  $9,892,829    $9,182,465
                                             ===========    ===========  ===========     ==========  ==========    ==========

-------------------
* Commencement of operations.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    SELIGMAN            SELIGMAN
                                                        SELIGMAN              SELIGMAN              LARGE-CAP           SMALL-CAP
                                               HIGH-YIELD BOND PORTFOLIO    INCOME PORTFOLIO      VALUE PORTFOLIO    VALUE PORTFOLIO
                                               -------------------------  ---------------------   ---------------    ---------------
                                                       YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31,            DECEMBER 31,           5/1/98*             5/1/98*
                                               -------------------------  ---------------------         to                  to
                                                   1998         1997        1998       1997          12/31/98            12/31/98
                                               ----------   ------------  ---------  ----------   ---------------    ---------------
OPERATIONS:
Net investment
   income (loss).........................      $ 2,731,048  $ 1,628,914   $   565,319 $   640,866  $   12,694        $   (2,716)
Net realized gain on
   investments...........................           10,307      186,257       124,492     731,075      67,875           271,788
Net realized gain (loss)
   from foreign currency
   transactions..........................               --           --            --       5,037          --                --
Net change in unrealized
    appreciation/depreciation
   of investments........................       (2,638,907)     571,005       381,475     419,679     108,540          (164,337)
Net change in unrealized
   appreciation/depreciation
   on translation of assets
   and liabilities denominated
   in foreign currencies and
   forward currency contracts............               --           --            --     (10,907)         --                --
                                               -----------  -----------   ----------- -----------  ----------        ----------
INCREASE IN NET ASSETS
   FROM OPERATIONS.......................          102,448    2,386,176     1,071,286   1,785,750     189,109           104,735
                                               -----------  -----------   ----------- -----------  ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................       (2,720,490)  (1,614,526)     (579,531)   (625,869)    (13,586)               --
Realized gain on investments.............          (17,156)    (193,743)     (200,703)   (735,166)   (101,893)         (270,486)
                                               -----------  -----------   ----------- -----------  ----------        ----------
DECREASE IN NET ASSETS
   FROM DISTRIBUTIONS....................       (2,737,646)  (1,808,269)     (780,234) (1,361,035)   (115,479)         (270,486)
                                               -----------  -----------   ----------- -----------  ----------        ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale
   of shares.............................       17,539,019   16,215,266     2,781,692   2,166,510   4,577,607         3,140,726
Investment of dividends..................        2,720,490    1,614,526       579,531     625,869      13,586                --
Shares issued in payment
   of gain distributions.................           17,156      193,743       200,703     735,166     101,893           270,486
                                               -----------  -----------   ----------- -----------  ----------        ----------
Total....................................       20,276,665   18,023,535     3,561,926   3,527,545   4,693,086         3,411,212
                                               -----------  -----------   ----------- -----------  ----------        ----------
Cost of shares redeemed..................       (8,656,439)  (6,510,022)   (3,106,033) (3,833,770) (1,068,342)         (923,979)
                                               -----------  -----------   ----------- -----------  ----------        ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..........................       11,620,226   11,513,513       455,893    (306,225)  3,624,744         2,487,233
                                               -----------  -----------   ----------- -----------  ----------        ----------
INCREASE IN NET ASSETS...................        8,985,028   12,091,420       746,945     118,490   3,698,374         2,321,482
NET ASSETS:
Beginning of Period......................       23,267,780   11,176,360    13,835,280  13,716,790     147,449           147,449
                                               -----------  -----------   ----------- -----------  ----------        ----------
END OF PERIOD............................      $32,252,808  $23,267,780   $14,582,225 $13,835,280  $3,845,823        $2,468,931
                                               ===========  ===========   =========== ===========  ==========        ==========


----------------
* Commencement of operations.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION -- Seligman Portfolios, Inc. (the "Fund") is an open-end diversified management investment company consisting of 14 separate portfolios (the Portfolios): Seligman Bond Portfolio ("Bond Portfolio"), Seligman Capital Portfolio ("Capital Portfolio"), Seligman Cash Management Portfolio ("Cash Management Portfolio"), Seligman Common Stock Portfolio ("Common Stock Portfolio"), Seligman Communications and Information Portfolio ("Communications and Information Portfolio"), Seligman Frontier Portfolio ("Frontier Portfolio"), Seligman Henderson Global Growth Opportunities Portfolio ("Global Growth Opportunities Portfolio"), Seligman Henderson Global Smaller Companies Portfolio ("Global Smaller Companies Portfolio"),Seligman Henderson Global Technology Portfolio ("Global Technology Portfolio"), Seligman Henderson International Portfolio ("International Portfolio"), Seligman High-Yield Bond Portfolio ("High-Yield Bond Portfolio"), Seligman Income Portfolio ("Income Portfolio"), Seligman Large-Cap Value Portfolio ("Large-Cap Value Portfolio"), and Seligman Small-Cap Value Portfolio ("Small-Cap Value Portfolio"), each designed to meet different investment goals. Shares of the Fund are currently provided as the investment medium for Canada Life of America Variable Annuity Account 2 ("CLVA-2"), which is offered by Canada Life Insurance Company of America ("CLICA"), Canada Life of New York Variable Annuity Account 2 ("CLNYVA-2"), which is offered by Canada Life Insurance Company of New York ("CLNY"), and Canada Life of America Annuity Account 3 ("CLVA-3"), which is offered by CLICA. CLVA-2 and CLNYVA-2 are registered as unit investment trusts under the Investment Company Act of 1940, as amended (the "1940 Act") and fund variable annuity contracts (the "CLVA-2 Contracts") issued by CLICA and CLNY and distributed by Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.). CLVA-3 is not registered or regulated as a unit investment trust under the 1940 Act in reliance on the exemption provided in
Section  3(c)(11) of the 1940 Act, and funds  variable  annuity  contracts  (the
"CLVA-3 Contracts") issued by CLICA and distributed by Seligman Advisors, Inc. CLVA-3 Contracts may be purchased only by pension or profit-sharing employee benefit plans that satisfy the requirements for qualification set forth in
Section 401 of the Internal Revenue Code of 1986, as amended. Shares of the Fund are also provided as the investment medium for other variable annuity accounts established by CLICA or its affiliates ("Canada Life Separate Accounts"). Shares of Bond, Capital,CashManagement,CommonStock, andIncomePortfolios are also provided as the investment medium for Seligman Mutual Benefit Plan (the "Mutual Benefit Plan"), a separate account of MBLLife Assurance Corporation ("MBL Life"). However, MBL Life has decided that it will not accept applications for new contracts nor will it accept additional purchase payments under existing contracts. In addition, requests for transfers of amounts to its Fixed Accumulation Account from the Mutual Benefit Plan will not be accepted.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

   a. SECURITY VALUATION --Investments in US Government andGovernment Agency securities, bonds, convertible securities, and stocks are valued at the most current market values or, in their absence, at fair market values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at the last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of closing bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost. Investments held by Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Cash Management Portfolio's liability for deferred directors' fees are valued at current market values.

   b. FOREIGN SECURITIES -- The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Growth Opportunities Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio, and International Portfolio, (together, the "Seligman Henderson Portfolios"), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will usually be denominated in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Global Depositary Shares ("GDSs"). ADRs and ADSs are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADRs and ADSs are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDRs, GDRs, and GDSs are receipts similar to ADRs and ADSs and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
       (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, to be distributed to shareholders of the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Portfolios separate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, the Portfolios separate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   c. FORWARD CURRENCY CONTRACTS -- The Seligman Henderson Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial statement purposes.

   d. FEDERAL TAXES -- The Portfolios' policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders.

   e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME --Investment transactions are recorded on trade dates. Interest income is recorded on the accrual basis. The Portfolios amortize market discounts and premiums on purchases of portfolio securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend.

   f.  REPURCHASE   AGREEMENTS   --The  Portfolios  may  enter  into  repurchase
   agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities purchased subject to repurchase agreements are deposited with the Portfolios' custodians and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

   g. EXPENSE ALLOCATIONS -- Expenses directly attributable to each Portfolio are charged to such Portfolio, and expenses that are applicable to more than one Portfolio are allocated among them.

   h. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Portfolios.

3. PURCHASES AND SALES OF SECURITIES --Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, were as follows:

           PORTFOLIO                          PURCHASES           SALES
           --------                          -----------        -----------
           Bond                             $  1,616,895        $  1,567,785
           Capital                            26,450,215          27,418,664
           Common Stock                       29,054,192          31,947,041
           Communications and Information    129,886,119         129,088,232
           Frontier                           35,509,366          37,054,475
           Global Growth Opportunities         4,901,068           3,356,414

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

           PORTFOLIO                          PURCHASES           SALES
           --------                          -----------        -----------
           Global Smaller Companies          $13,292,708        $13,589,183
           Global Technology                   4,677,853          3,660,253
           International                       7,246,645          7,591,199
           High-Yield Bond                    20,815,115         11,761,887
           Income                              7,829,674          7,869,770
           Large-Cap Value                     4,746,735          1,177,307
           Small-Cap Value                     3,275,749            960,019

   For the year ended December 31, 1998, purchases and sales of US Government obligations were $3,112,503 and $3,205,188, respectively, for the Bond Portfolio, and $3,068,155 and $1,597,913, respectively, for the Income Portfolio.

   Identified cost of investments sold is used for both financial statement and federal income tax purposes.

   At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency transactions, were as follows:
                                           UNREALIZED            UNREALIZED
      PORTFOLIO                           APPRECIATION          DEPRECIATION
      --------                            ------------           -----------
      Bond                                $    296,435           $    37,303
      Capital                                6,587,602                26,300
      Common Stock                          15,991,279               279,015
      Communications and Information        26,480,438             4,031,140
      Frontier                               7,744,857             3,808,519
      Global Growth Opportunities            2,028,631                82,663
      Global Smaller Companies               4,077,821             2,377,804
      Global Technology                      1,463,691               316,730
      International                          2,239,328               206,459
      High-Yield Bond                          631,512             2,434,467
      Income                                 1,417,589               202,461
      Large-Cap Value                          241,686               133,146
      Small-Cap Value                          225,529               389,866

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager's fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Bond, Capital, Cash Management, Common Stock, and Income Portfolios' daily net assets; equal to 0.75%, on an annual basis, of each of Communications and Information and Frontier Portfolios' daily net assets; equal to 1.00%, on an annual basis, of each of the Seligman Henderson Portfolios' daily net assets; and equal to 0.50%, on an annual basis, of High-Yield Bond Portfolio's daily net assets. The Manager's fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager's fee for the Small-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio.

   Prior to July 1, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed the global investments of the Seligman Henderson Portfolios. Pursuant to subadvisory agreements with the Manager, the Manager paid Seligman Henderson Co. 0.90% per annum of the average daily net assets of each of the Seligman Henderson Portfolios.

   On March 30, 1998, AMP Limited, an Australian life insurance and financial services company, completed an acquisition of Henderson plc, which resulted in the termination of the Fund's subadvisory agreements. The Fund's Board of Directors approved interim subadvisory agreements pursuant to which Seligman Henderson Co. continued to supervise and direct the global investments of the Seligman Henderson Portfolios. The Fund's directors also approved a proposed new subadvisory agreement pursuant to which Henderson Investment Management Limited (the "Subadviser"), a wholly-owned subsidiary of Henderson plc, would replace Seligman Henderson Co. as subadviser to the Seligman Henderson Portfolios, and be respon-

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sible for furnishing investment advice, research, and assistance with respect to their non-US investments. Under the new agreement, the Manager is responsible for the US investments of the Seligman Henderson Portfolios and has overall responsibility for management of the Portfolios. Both the interim and the new subadvisory agreements were approved by votes of the shareholders of each of the Seligman Henderson Portfolios on June 30, 1998. Under the new subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each of the Seligman Henderson Portfolios at a rate of 0.50% per annum of the average monthly assets under the Subadviser's supervision.

   The Manager has agreed to reimburse expenses, other than the management fee that exceed 0.20% per annum of the average daily net assets of each of Bond, Capital, Common Stock, Communications and Information, Frontier, High-Yield Bond and Income Portfolios. The Manager, at its discretion and until it determines otherwise, has elected to waive all of its fee for, and reimburse all of the expenses of, the Cash Management Portfolio. The Manager and Seligman Henderson Co. (through June 30, 1998) have agreed to reimburse expenses, other than the management fee, which exceed 0.40% per annum of the average daily net assets of each of the Seligman Henderson Portfolios. The Manager, at its discretion, has also agreed to reimburse all expenses, other than the management fees, of the Large-Cap Value and Small-Cap Value Portfolios. The amounts of these reimbursements for the year ended December 31, 1998 are disclosed in the Statements of Operations.

   Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc.

   The Distributor, agent for the distribution of the CLVA-2 Contracts and an affiliate of the Manager, received concessions of $228,662 from Canada Life Insurance Company of America and $15,703 from Canada Life Insurance Company of New York, after commissions paid to dealers for the sale of shares of the Fund.

   Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at December 31, 1998, are included in other liabilities. Deferred fees and related accrued earnings are not deductible for the federal income tax purposes until such amounts are paid.

5. LOSS CARRYFORWARD -- At December 31, 1998, the Frontier Portfolio, Global Growth Opportunities Portfolio, and Global Smaller Companies Portfolio had net capital loss carryforwards for federal income tax purposes of $1,123,646, $376,086 and $308,768, respectively, which are available for offset against future taxable net gains. These net capital loss carryforwards will expire in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

6. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At December 31, 1998, the Fund had outstanding forward exchange currency contracts to sell foreign currencies as follows:


                                                       FOREIGN      IN EXCHANGE   SETTLEMENT      US $        UNREALIZED
CONTRACT                                              CURRENCY       FOR US $        DATE         VALUE      DEPRECIATION
--------                                              ---------     ----------     ---------    ---------    ------------
GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
Japanese yen                                          26,000,000      219,372       2/16/99      229,439     $(10,067)
                                                                                                             ========
GLOBAL SMALLER COMPANIES PORTFOLIO
Japanese yen                                           1,557,808       13,499        1/4/99       13,728     $   (229)
Japanese yen                                          90,000,000      759,365       2/16/99      794,211      (34,846)
                                                                                                             --------
                                                                                                             $(35,075)
                                                                                                             ========
GLOBAL TECHNOLOGY PORTFOLIO
Japanese yen                                          15,700,100      130,000       2/26/99      138,730     $ (8,730)
                                                                                                             ========
INTERNATIONAL PORTFOLIO
Japanese yen                                           1,658,887       14,375        1/4/99       14,619     $   (244)
Japanese yen                                          63,000,000      531,556       2/16/99      555,948      (24,392)
                                                                                                             --------
                                                                                                             $(24,636)
                                                                                                             ========

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

7. CAPITAL STOCK TRANSACTIONS -- At December 31, 1998, there were 20,000,000 shares of Capital Stock authorized for each of Global Growth Opportunities, Global Technology, Large-Cap Value, and Small-Cap Value Portfolios; 80,000,000 shares for each of Bond, Capital, International, and Income Portfolios; and 100,000,000 shares for each of Cash Management, Common Stock, Communications and Information, Frontier, Global Smaller Companies, and High-Yield Bond Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

                                               BOND                          CAPITAL                  CASH MANAGEMENT
                                             PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                     ------------------------        ----------------------       ------------------------
                                            YEAR ENDED                      YEAR ENDED                  YEAR ENDED
                                           DECEMBER 31,                    DECEMBER 31,                 DECEMBER 31,
                                     ------------------------        ----------------------       ------------------------
                                         1998          1997             1998         1997           1998           1997
                                      ----------     ---------        --------     --------       ---------     ----------
Sale of shares......................   230,745        292,591          626,516      421,000        32,521,913    25,875,970
Shares issued in payment
   of dividends.....................    36,957         35,242            2,179        1,659           540,798       512,275
Shares issued in payment
   of gain distributions............     6,965             --           67,599       74,699                --            --
                                      --------       --------         --------     --------       -----------   -----------
Total...............................   274,667        327,833          696,294      497,358        33,062,711    26,388,245
                                      --------       --------         --------     --------       -----------   -----------
Shares redeemed.....................  (276,064)      (128,619)        (663,507)    (264,028)      (31,179,640)  (27,507,851)
                                      --------       --------         --------     --------       -----------   -----------
Increase (decrease) in shares.......    (1,397)       199,214           32,787      233,330         1,883,071    (1,119,606)
                                      ========       ========         ========     ========       ===========   ===========

                                                                         COMMUNICATIONS
                                            COMMON STOCK                 AND INFORMATION                  FRONTIER
                                              PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                     ------------------------        ----------------------       ------------------------
                                            YEAR ENDED                     YEAR ENDED                   YEAR ENDED
                                           DECEMBER 31,                    DECEMBER 31,                 DECEMBER 31,
                                     ------------------------        ----------------------       ------------------------
                                         1998          1997             1998         1997           1998           1997
                                      ----------     ---------        --------     --------       ---------      --------
Sale of shares......................    787,642        706,222         13,848,034   2,968,727      14,693,247    1,172,506
Shares issued in payment
   of dividends.....................     51,651         51,724                 --          --              --           --
Shares issued in payment
   of gain distributions............    210,158        436,215            299,597   1,783,179              --      255,874
                                      ---------      ---------        -----------  ----------     -----------   ----------
Total...............................  1,049,451      1,194,161         14,147,631   4,751,906      14,693,247    1,428,380
                                      ---------      ---------        -----------  ----------     -----------   ----------
Shares redeemed.....................   (806,174)      (412,385)       (13,711,324) (2,185,329)    (14,899,641)    (819,268)
                                      ---------      ---------        -----------  ----------     -----------   ----------
Increase (decrease) in shares.......    243,277        781,776            436,307   2,566,577        (206,394)     609,112
                                      =========      =========        ===========  ==========     ===========   ==========

                                            GLOBAL GROWTH                GLOBAL SMALLER                    GLOBAL
                                            OPPORTUNITIES                   COMPANIES                    TECHNOLOGY
                                              PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                      ------------------------       ----------------------      -------------------------
                                            YEAR ENDED                     YEAR ENDED                   YEAR ENDED
                                            DECEMBER 31,                   DECEMBER 31,                 DECEMBER 31,
                                      ------------------------       ----------------------      -------------------------
                                         1998          1997             1998         1997           1998           1997
                                      ----------    ----------       ----------   ----------     ----------     ----------
Sale of shares......................   390,170      409,426           231,087      447,087        354,582        329,216
Shares issued in payment
   of dividends.....................        --           --                --        2,062             64            347
Shares issued in payment
   of gain distributions............     3,970        5,564            23,787       37,365         19,642         48,881
                                      --------     --------          --------     --------       --------       --------
Total...............................   394,140      414,990           254,874      486,514        374,288        378,444
                                      --------     --------          --------     --------       --------       --------
Shares redeemed.....................  (239,884)     (81,077)         (306,840)    (217,853)      (280,044)      (162,342)
                                      --------     --------          --------     --------       --------       --------
Increase (decrease) in shares.......   154,256      333,913           (51,966)     268,661         94,244        216,102
                                      ========     ========          ========     ========       ========       ========

                                           INTERNATIONAL                 HIGH-YIELD BOND                   INCOME
                                             PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                     -------------------------       -----------------------     -------------------------
                                            YEAR ENDED                     YEAR ENDED                   YEAR ENDED
                                           DECEMBER 31,                    DECEMBER 31,                 DECEMBER 31,
                                     -------------------------       -----------------------     -------------------------
                                         1998          1997             1998         1997           1998           1997
                                      ----------     ---------        --------     --------       ---------      --------
Sale of shares......................   118,684        239,540         1,464,357    1,357,028       248,332        192,283
Shares issued in payment
   of dividends.....................     6,127          1,313           251,200      136,132        53,119         58,547
Shares issued in payment
   of gain distributions............     6,760         22,955             1,584       16,336        18,396         68,771
                                      --------       --------         ---------    ---------      --------       --------
Total...............................   131,571        263,808         1,717,141    1,509,496       319,847        319,601
                                      --------       --------         ---------    ---------      --------       --------
Shares redeemed.....................  (166,031)      (144,243)         (711,853)    (547,725)     (276,496)      (342,394)
                                      --------       --------         ---------    ---------      --------       --------
Increase (decrease) in shares.......   (34,460)       119,565         1,005,288      961,771        43,351        (22,793)
                                      ========       ========         =========    =========      ========       ========

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         LARGE-CAP            SMALL-CAP
                                           VALUE                VALUE
                                         PORTFOLIO            PORTFOLIO
                                         ---------            ---------
                                          5/1/98*              5/1/98*
                                            TO                   TO
                                          12/31/98            12/31/98
                                         ----------           ---------
Sale of shares......................      485,276              400,968
Shares issued in payment
    of dividends ...................        1,442                   --
Shares issued in payment
    of gain distributions ..........       10,817               39,088
                                         --------             --------
Total...............................      497,535              440,056
                                         --------             --------
Shares redeemed.....................     (114,112)            (117,123)
                                         --------             --------
Increase in shares..................      383,423              322,933
                                         ========             ========

-------------
* Commencement of operations.

8. COMMITTED LINE OF CREDIT --Effective July 1, 1998, Communications and Information, Frontier, Global Growth Opportunities, Global Smaller Companies, Global Technology, International, and High-Yield Bond Portfolios terminated their $12 million committed line of credit facility and all of the Portfolios except the Cash Management Portfolio, entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Portfolio's borrowings are limited to 10% (5% for the Seligman Henderson Portfolios) of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Portfolio incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, none of the Portfolios have borrowed from the credit facility.

9. SELIGMAN MUTUAL BENEFIT PLAN -- On December 31, 1998, MBL Life sold substantially all of its general account life insurance and annuity businesses to SunAmerica, Inc. The Order from the Superior Court of New Jersey (the "Order") approving the transaction provided for the termination of the Mutual Benefit Plan. The Order authorizes MBL Life to take any and all actions necessary to facilitate the termination of the Mutual Benefit Plan. Contractholders will be given the opportunity to exchange their contracts for contracts issued by other insurance companies until June 30, 1999. Any contracts remaining with MBL Life at June 30, 1999 will be terminated and MBL Life will pay out their account value.

   At December 31, 1998, the Mutual Benefit Plan assets held in the Fund were as follows:

               Bond Portfolio                                    $ 1,650,594
               Capital Portfolio                                   5,139,844
               Cash Management Portfolio                             833,299
               Common Stock Portfolio                             15,020,603
               Income Portfolio                                    3,742,406

   Because the Manager currently limits the expenses incurred by these portfolios, the withdrawal of Mutual Benefit Plan assets is not expected to have a significant impact on the ratio of expenses to average net assets for any of these portfolios.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The tables below are intended to help you understand each Portfolio's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calcuated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees and asset based sales charges that are associated with variable annuity contracts, and are not annualized for periods of less than one year.


                                                                                 BOND PORTFOLIO
                                                           -----------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                          1998           1997          1996          1995          1994
                                                         ------         ------        ------        ------        ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR.................      $10.24         $9.89         $10.44        $9.27         $10.11
                                                         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................        0.59           0.54          0.56          0.61          0.50
Net realized and unrealized gain (loss) on investments     0.25           0.35         (0.55)         1.17         (0.84)
                                                         ------         ------        ------        ------        ------
TOTAL FROM INVESTMENT OPERATIONS...................        0.84           0.89          0.01          1.78         (0.34)
                                                         ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.59)         (0.54)        (0.56)        (0.61)        (0.50)
Distributions from net realized capital gain ......       (0.11)            --            --            --            --
                                                         ------         ------        ------        ------        ------
TOTAL DISTRIBUTIONS................................       (0.70)         (0.54)        (0.56)        (0.61)        (0.50)
                                                         ------         ------        ------        ------        ------
NET ASSET VALUE, END OF YEAR.......................      $10.38         $10.24        $ 9.89        $10.44        $ 9.27
                                                         ======         ======        ======        ======        ======

TOTAL RETURN:                                              8.20%          8.98%         0.09%        19.18%        (3.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).............      $7,320         $7,232        $5,015        $4,497        $3,606
Ratio of expenses to average net assets............        0.60%          0.60%         0.60%         0.60%         0.60%
Ratio of net income (loss) to average net assets...        5.58%          6.22%         5.97%         6.22%         5.12%
Portfolio turnover rate............................       73.31%        170.12%       199.74%       114.42%       237.23%
Without management fee waiver:*
Ratio of expenses to average net assets............        0.82%          0.83%         0.79%         0.99%         1.31%
Ratio of net income (loss) to average net assets...        5.36%          5.99%         5.78%         5.83%         4.41%


--------------
* The Manager, at its discretion, reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                CAPITAL PORTFOLIO
                                                           -----------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                          1998          1997           1996          1995          1994
                                                         ------         ------        ------        ------        ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR.................      $18.10         $16.01        $14.91        $12.70        $14.95
                                                         ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................        0.04           0.03          0.04          0.05          0.02
Net realized and unrealized gain (loss)
  on investments...................................        3.89           3.35          2.12          3.39         (0.70)
                                                         ------         ------        ------        ------        ------
TOTAL FROM INVESTMENT OPERATIONS...................        3.93           3.38          2.16          3.44         (0.68)
                                                         ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.04)         (0.03)        (0.04)        (0.05)        (0.02)
Distributions from net realized capital gain ......       (1.18)         (1.26)        (1.02)        (1.18)        (1.55)
                                                         ------         ------        ------        ------        ------
TOTAL DISTRIBUTIONS................................       (1.22)         (1.29)        (1.06)        (1.23)        (1.57)
                                                         ------         ------        ------        ------        ------
NET ASSET VALUE, END OF YEAR.......................      $20.81         $18.10        $16.01        $14.91        $12.70
                                                         ======         ======        ======        ======        ======
TOTAL RETURN:                                             22.19%         21.31%        14.51%        27.17%        (4.59)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).............     $24,141        $20,400       $14,313        $9,294        $5,942
Ratio of expenses to average net assets............        0.60%          0.60%         0.59%         0.60%         0.60%
Ratio of net income (loss) to average net assets...        0.19%          0.16%         0.29%         0.32%         0.10%
Portfolio turnover rate............................      130.86%         93.97%        88.78%       122.20%        67.39%
Without management fee waiver:*
Ratio of expenses to average net assets............                       0.62%                       0.71%         0.96%
Ratio of net income (loss) to average net assets...                       0.14%                       0.21%        (0.26)%



                                                                            CASH MANAGEMENT PORTFOLIO
                                                          --------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------
                                                          1998           1997          1996          1995          1994
                                                          -----          -----         -----         -----         -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR.................       $1.000         $1.000        $1.000        $1.000        $1.000
                                                          ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................        0.053          0.054         0.053         0.055         0.040
                                                          ------         ------        ------        ------        ------
TOTAL FROM INVESTMENT OPERATIONS...................        0.053          0.054         0.053         0.055         0.040
                                                          ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.053)        (0.054)       (0.053)       (0.055)       (0.040)
                                                          ------         ------        ------        ------        ------
TOTAL DISTRIBUTIONS................................       (0.053)        (0.054)       (0.053)       (0.055)       (0.040)
                                                          ------         ------        ------        ------        ------
NET ASSET VALUE, END OF YEAR.......................       $1.000         $1.000        $1.000        $1.000        $1.000
                                                          ======         ======        ======        ======        ======
TOTAL RETURN:                                               5.42%          5.52%         5.43%         5.60%         4.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).............      $10,520         $8,635        $9,755        $7,800        $3,230
Ratio of expenses to average net assets............           --             --            --            --            --
Ratio of net income (loss) to average net assets...         5.30%          5.39%         5.30%         5.48%         3.98%
Without management fee waiver and
   expense reimbursement:*
Ratio of expenses to average net assets............         0.67%          0.79%         0.63%         0.87%         1.48%
Ratio of net income (loss) to average net assets...         4.63%          4.60%         4.67%         4.61%         2.50%



----------------------
* The Manager, at its discretion, reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------



                                                                             COMMON STOCK PORTFOLIO
                                                          ---------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                           1998           1997          1996          1995          1994
                                                          ------         ------        ------        ------        ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR.................       $16.28         $15.92        $15.44        $13.78        $14.98
                                                          ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................         0.29           0.33          0.34          0.35          0.37
Net realized and unrealized gain (loss) on investments      3.61           3.01          2.79          3.40         (0.36)
                                                          ------         ------        ------        ------        ------
TOTAL FROM INVESTMENT OPERATIONS...................         3.90           3.34          3.13          3.75          0.01
                                                          ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............        (0.31)         (0.32)        (0.34)        (0.35)        (0.39)
Distributions from net realized capital gain ......        (1.24)         (2.66)        (2.31)        (1.74)        (0.82)
                                                          ------         ------        ------        ------        ------
TOTAL DISTRIBUTIONS................................        (1.55)         (2.98)        (2.65)        (2.09)        (1.21)
                                                          ------         ------        ------        ------        ------
NET ASSET VALUE, END OF YEAR.......................       $18.63         $16.28        $15.92        $15.44        $13.78
                                                          ======         ======        ======        ======        ======
TOTAL RETURN:                                              24.16%         21.31%        20.08%        27.28%         0.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).............      $62,588        $50,737       $37,168       $28,836        $20,168
Ratio of expenses to average net assets............         0.52%          0.53%         0.53%         0.54%          0.60%
Ratio of net income (loss) to average net assets...         1.61%          1.92%         1.99%         2.42%          2.45%
Portfolio turnover rate............................        55.55%         80.13%        50.33%        55.48%         15.29%
Without management fee waiver:++
Ratio of expenses to average net assets............                                                                   0.62%
Ratio of net income (loss) to average net assets...                                                                   2.43%




                                                                    COMMUNICATIONS AND INFORMATION PORTFOLIO
                                                         ----------------------------------------------------------------
                                                                                                                 10/11/94*
                                                                     YEAR ENDED DECEMBER 31,                        TO
                                                         ----------------------------------------------
                                                          1998           1997         1996           1995        12/31/94
                                                         ------         ------        ------        ------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD...............      $13.09         $14.69        $13.50        $10.44       $10.00
                                                         ------         ------        ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................       (0.08)         (0.08)        (0.04)        (0.13)       (0.02)
Net realized and unrealized gain (loss) on investments     4.81           3.13          1.23          4.15         0.46
                                                         ------         ------        ------        ------       ------
TOTAL FROM INVESTMENT OPERATIONS...................        4.73           3.05          1.19          4.02         0.44
                                                         ------         ------        ------        ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ......       (0.68)         (4.65)           --         (0.96)          --
                                                         ------         ------        ------        ------       ------
TOTAL DISTRIBUTIONS................................       (0.68)         (4.65)           --         (0.96)          --
                                                         ------         ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD.....................      $17.14         $13.09        $14.69        $13.50       $10.44
                                                         ======         ======        ======        ======       ======
TOTAL RETURN:                                             36.49%         22.22%         8.81%        38.55%        4.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)...........    $122,279        $87,633       $60,645       $38,442         $495
Ratio of expenses to average net assets............        0.87%          0.87%         0.87%         0.95%        0.95%+
Ratio of net income (loss) to average net assets...       (0.56)%        (0.49)%       (0.32)%       (0.89)%      (0.95)%+
Portfolio turnover rate............................      132.57%        277.14%       167.20%        96.62%          --
Without management fee waiver
   and expense reimbursement:++
Ratio of expenses to average net assets............                                                               13.96%+
Ratio of net income (loss) to average net assets...                                                              (13.96)%+


--------------------
 * Commencement of investment operations.
 + Annualized.
++ The Manager, at its discretion,  reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------

-------------------------------------------------------------------------


                                                                                                    GLOBAL GROWTH
                                                    FRONTIER PORTFOLIO                          OPPORTUNITIES PORTFOLIO
                                      --------------------------------------------          -----------------------------
                                                                              10/11/94*         YEAR ENDED         5/1/96**
                                              YEAR ENDED DECEMBER 31,            TO            DECEMBER 31,          TO
                                      -----------------------------------                   -----------------
PER SHARE DATA:                        1998      1997       1996      1995    12/31/94       1998        1997    12/31/96
                                      ------    ------     ------    ------   --------       ------     ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD  $15.78    $14.98    $13.56    $10.58     $10.00        $11.03     $ 9.91   $10.00
                                      ------    ------    ------    ------     ------        ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........   (0.08)    (0.08)    (0.06)    (0.07)     (0.01)        (0.01)      0.01     0.01
Net realized and unrealized gain (loss)
   on investments...................   (0.15)     2.47      3.28      3.58       0.59          2.25       1.79     0.02
Net realized and unrealized gain (loss)
   on foreign currency transactions.      --        --        --        --         --          0.14      (0.56)   (0.11)
                                      ------    ------    ------    ------     ------        ------     ------   ------
TOTAL FROM INVESTMENT OPERATIONS....   (0.23)     2.39      3.22      3.51       0.58          2.38       1.24    (0.08)
                                      ------    ------    ------    ------     ------        ------     ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income      --        --        --        --         --            --         --    (0.01)
Distributions from net realized
   capital gain.....................      --     (1.59)    (1.80)    (0.53)        --         (0.08)     (0.12)      --
                                      ------    ------    ------    ------     ------        ------     ------   ------
TOTAL DISTRIBUTIONS:................      --     (1.59)    (1.80)    (0.53)        --         (0.08)     (0.12)   (0.01)
                                      ------    ------    ------    ------     ------        ------     ------   ------
NET ASSET VALUE, END OF PERIOD......  $15.55    $15.78    $14.98    $13.56     $10.58        $13.33     $11.03   $ 9.91
                                      ======    ======    ======    ======     ======        ======     ======   ======

TOTAL RETURN:                          (1.46)%   16.33%    23.93%    33.28%      5.80%        21.60%     12.57%   (0.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted)................... $39,148   $42,973   $31,672   $12,476       $169        $8,643     $5,449   $1,590
Ratio of expenses to
   average net assets...............    0.92%     0.89%     0.92%     0.95%      0.95%+        1.40%      1.40%    1.40%+
Ratio of net income (loss) to
    average net assets..............   (0.51)%   (0.49)%   (0.37)%   (0.55)%    (0.70)%+      (0.06)%     0.01%    0.37%+
Portfolio turnover rate.............   86.52%   101.68%   119.74%   106.48%        --         48.99%     77.85%   12.99%
Without management fee waiver
   and expense reimbursement:++
Ratio of expenses to average
    net assets......................                                  1.37%     40.47%+        1.60%      2.11%    6.04%+
Ratios of net income (loss) to
    average net assets..............                                 (0.97)%   (40.22)%+      (0.26)%    (0.70)%  (4.27)%+


-----------------------
 * Commencement of investment operations.
** Commencement of operations.
 + Annualized.
++ The Manager  and/or  Subadviser,  at their  discretion,  reimbursed  expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------

                                              GLOBAL SMALLER COMPANIES PORTFOLIO          GLOBAL TECHNOLOGY PORTFOLIO
                                         ---------------------------------------------    ---------------------------
                                                                             10/11/94*      YEAR ENDED      5/1/96**
                                                 YEAR ENDED DECEMBER 31,        TO          DECEMBER 31,      TO
                                         ---------------------------------                 ----------------
PER SHARE DATA:                           1998     1997      1996    1995    12/31/94      1998      1997   12/31/96
                                         ------   ------    ------  ------   --------      -----    ------  --------
NET ASSET VALUE, BEGINNING OF PERIOD     $12.98   $12.87    $11.67  $10.31    $10.00       $10.59    $10.32   $10.00
                                         ------   ------    ------  ------    ------       ------    ------   ------
INCOME FROM INVETMENT OPERATIONS:
Net investment income (loss)........      (0.01)    0.02      0.02    0.05      0.06        (0.05)     0.01       --
Net realized and unrealized gain
   on investments...................       1.02     1.17      2.31    2.04      0.26         3.81      2.15     0.30
Net realized and unrealized gain (loss)
   on foreign currency transactions.      (0.17)   (0.75)    (0.16)  (0.30)     0.03         0.11     (0.19)    0.10
                                         ------   ------    ------  ------    ------       ------    ------   ------
TOTAL FROM INVESTMENT OPERATIONS....       0.84     0.44      2.17    1.79      0.35         3.87      1.97     0.40
                                         ------   ------    ------  ------    ------       ------    ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income         --    (0.02)    (0.02)  (0.05)    (0.04)          --     (0.01)      --
Distributions from net realized
   capital gain.....................      (0.20)   (0.31)    (0.95)  (0.38)       --        (0.61)    (1.69)      --
                                         ------   ------    ------  ------    ------       ------    ------   ------
TOTAL DISTRIBUTIONS.................      (0.20)   (0.33)    (0.97)  (0.43)    (0.04)       (0.61)    (1.70)   (0.08)
                                         ------   ------    ------  ------    ------       ------    ------   ------
NET ASSET VALUE, END OF PERIOD......     $13.62   $12.98    $12.87  $11.67    $10.31       $13.85    $10.59   $10.32
                                         ======   ======    ======  ======    ======       ======    ======   ======
TOTAL RETURN:                              6.58%    3.43%    18.66%  17.38%     3.53%       36.80%    19.53%    4.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted)...................    $20,814  $20,505   $16,876  $4,837      $132       $6,130    $3,686   $1,364
Ratio of expenses to
   average net assets...............       1.40%    1.40%     1.40%   1.39%     1.20%+       1.40%     1.40%    1.40%+
Ratio of net income (loss) to
   average net assets...............      (0.06)%   0.24%     0.23%   0.64%     3.14%+      (0.43)%    0.12%    0.60%+
Portfolio turnover rate.............      66.40%   64.81%    62.31%  55.65%       --        82.27%   167.36%   45.04%
Without management fee waiver
  and expense reimbursement:++
Ratio of expenses to
  average net assets................       1.50%    1.56%     1.90%   3.84%    37.25%+       1.80%     2.10%    4.71%+
Ratio of net income (loss) to
  average net assets................      (0.16)%   0.08%    (0.27)% (1.81)%  (32.91)%+     (0.83)%   (0.58)%  (2.71)%+


----------------
 * Commencement of investment operations.
** Commencement of operations.
 + Annualized.
++ The Manager  and/or  Subadviser,  at their  discretion,  reimbursed  expenses and/or waived management fees for the periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------

-------------------------------------------------------------------------


                                                  INTERNATIONAL PORTFOLIO                     HIGH-YIELD BOND PORTFOLIO
                                        -------------------------------------------      ---------------------------------
                                                                                                                    5/1/95*
                                                   YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,     TO
                                      -------------------------------------------        -----------------------
PER SHARE DATA:                        1998       1997      1996     1995      1994       1998      1997    1996   12/31/95
                                      ------     ------    ------   ------    ------     ------    ------  ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD  $13.54     $12.96    $12.39   $11.34    $11.37     $11.87    $11.19  $10.50   $10.00
                                      ------     ------    ------   ------    ------     ------    ------  ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......      0.08       0.03      0.07     0.15      0.13       1.11      0.91    0.77     0.22
Net realized and unrealized gain (loss)
    on investments................      1.90       2.11      1.13     0.90     (0.31)     (0.99)     0.78    0.77     0.52
Net realized and unrealized gain (loss)
    on foreign currency transactions    0.16      (1.06)    (0.32)    0.24      0.33         --        --      --       --
                                      ------     ------    ------   ------    ------     ------    ------  ------   ------
TOTAL FROM INVESTMENT OPERATIONS..      2.14       1.08      0.88     1.29      0.15       0.12      1.69    1.54     0.74
                                      ------     ------    ------   ------    ------     ------    ------  ------   ------
LESS DISTRIBUTIONS:
Dividends from net
   investment income..............     (0.15)     (0.03)    (0.07)   (0.15)    (0.06)     (1.11)    (0.90)  (0.77)   (0.22)
Distributions from net realized
   capital gain...................     (0.16)     (0.47)    (0.24)   (0.09)    (0.12)     (0.01)    (0.11)  (0.08)   (0.02)
                                      ------     ------    ------   ------    ------     ------    ------  ------   ------

TOTAL DISTRIBUTIONS...............     (0.31)     (0.50)    (0.31)   (0.24)    (0.18)     (1.12)    (1.01)  (0.85)   (0.24)
                                      ------     ------    ------   ------    ------     ------    ------  ------   ------
NET ASSET VALUE, END OF PERIOD....    $15.37     $13.54    $12.96   $12.39    $11.34     $10.87    $11.87  $11.19   $10.50
                                      ======     ======    ======   ======    ======     ======    ======  ======   ======

TOTAL RETURN:                          15.81%      8.35%     7.08%   11.34%     1.32%      1.02%    15.09%  14.62%    7.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted).................    $9,893     $9,182    $7,242   $4,183    $1,776    $32,253   $23,268 $11,176   $3,009
Ratio of expenses to
   average net assets.............      1.40%      1.40%     1.40%    1.35%     1.20%      0.70%     0.70%   0.70%    0.70%+
Ratio of net income (loss) to
   average net assets.............      0.52%      0.43%     0.70%    1.01%     1.17%      9.60%     9.61%   9.77%    7.46%+
Portfolio turnover rate...........     75.81%     89.43%    48.53%   41.40%    47.34%     43.13%    74.54% 117.01%   67.55%
Without management fee waiver
  and expense reimbursement:++
Ratio of expenses to average
  net assets......................      1.78%      2.07%     2.30%    3.40%     6.12%      0.74%     0.79%   0.88%    4.38%+
Ratios of net income (loss) to
  average net assets..............      0.14%     (0.24)%   (0.20)%  (1.04)%   (3.75)%     9.56%     9.52%   9.59%    3.78%+


----------------------
 * Commencement of operations.
 + Annualized.
++ The Manager  and/or  Subadviser,  at their  discretion,  reimbursed  expenses and/or waived management fees for the periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  (continued)
-------------------------------------------------------------------------

                                                                                               LARGE-CAP        SMALL-CAP
                                                     INCOME PORTFOLIO                       VALUE PORTFOLIO  VALUE PORTFOLIO
                                      -----------------------------------------------       ---------------  ---------------
                                                  YEAR ENDED DECEMBER 31,                        5/1/98*          5/1/98*
                                      -----------------------------------------------              TO               TO
                                       1998       1997       1996      1995      1994           12/31/98         12/31/98
                                      ------     ------    ------    ------    ------           --------         --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD  $10.80     $10.52    $10.56    $9.97     $11.38           $10.00           $10.00
                                      ------     ------    ------    ------    ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........    0.45       0.56      0.58      0.60      0.69             0.04            (0.02)
Net realized and unrealized gain
   (loss) on investments............    0.38       0.91      0.13      1.19     (1.37)           (0.07)           (1.73)
                                      ------     ------    ------    ------    ------           ------           ------
TOTAL FROM INVESTMENT OPERATIONS....    0.83       1.47      0.71      1.79     (0.68)           (0.03)           (1.75)
                                      ------     ------    ------    ------    ------           ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment
   income...........................   (0.46)     (0.55)    (0.58)    (0.60)    (0.73)           (0.04)              --
Distributions from net realized
   capital gain ...................    (0.16)     (0.64)    (0.17)    (0.60)       --            (0.27)           (0.94)
                                      ------     ------    ------    ------    ------           ------           ------
TOTAL DISTRIBUTIONS.................   (0.62)     (1.19)    (0.75)    (1.20)    (0.73)           (0.31)           (0.94)
                                      ------     ------    ------    ------    ------           ------           ------
NET ASSET VALUE, END OF PERIOD......  $11.01     $10.80    $10.52    $10.56    $ 9.97           $ 9.66           $ 7.31
                                      ======     ======    ======    ======    ======           ======           ======
TOTAL RETURN:                           7.76%     14.02%     6.66%    17.98%    (5.96)%          (0.26)%         (17.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted)................... $14,582    $13,835   $13,717   $12,619   $10,050           $3,845           $2,469
Ratio of expenses to
   average net assets...............    0.60%      0.60%     0.59%     0.60%     0.60%            0.80%+           1.00%+
Ratio of net income (loss) to
   average net assets...............    3.94%      4.71%     5.37%     5.55%     6.34%            1.11%+          (0.34)%+
Portfolio turnover rate.............   70.45%     96.99%    19.59%    51.22%    29.76%           65.82%           73.87%
Without management fee waiver
   and expense reimbursement:++
Ratio of expenses to
   average net assets...............    0.61%      0.63%               0.62%     0.77%            2.24%+           3.08%+
Ratio of net income (loss) to
   average net assets...............    3.93%      4.68%               5.53%     6.17%           (0.33)%+         (2.43)%+


------------------
 * Commencement of operations.
 + Annualized.
++ The Manager, at its discretion,  reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                          SELIGMAN PORTFOLIOS, INC.


-------------------------------------------------------------------------
REPORT OF THE INDEPENDENT AUDITORS
-------------------------------------------------------------------------

The Directors and Shareholders,
Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising, respectively, the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Technology Portfolio, Seligman Henderson International Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio, collectively referred to as the "Fund") as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                              /s/ Ernst & Young LLP
                                                          ---------------------



New York, New York
February 5, 1999

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------
BOARD OF DIRECTORS
-------------------------------------------------------------------------

JOHN R. GALVIN 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3, 4
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2, 4
Director and Consultant,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

BRIAN T. ZINO 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
FRED E. BROWN
Director and Consultant,
   J. & W. Seligman & Co. Incorporated
-----------------
Member:
1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

                          SELIGMAN PORTFOLIOS, INC.

-------------------------------------------------------------------------
EXECUTIVE OFFICERS
-------------------------------------------------------------------------

WILLIAM C. MORRIS
Chairman

BRIANT.ZINO
President

BRIAN ASHFORD-RUSSELL
Vice President

DANIEL J. CHARLESTON
Vice President

IAIN C. CLARK
Vice President

NITIN MEHTA
Vice President

ARSEN MRAKOVCIC
Vice President

MARION S. SCHULTHEIS
Vice President

CHARLES C. SMITH, JR.
Vice President

LAWRENCE P. VOGEL
Vice President

PAUL H. WICK
Vice President

GARY S. ZELTZER
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary
-------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

SUBADVISER
Henderson Investment
   Management Limited
3 Finsbury Avenue
London EC2M 2PA

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, New York 10017

CUSTODIANS
Investors Fiduciary Trust Company
The Chase Manhattan Bank

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

PART C.   OTHER INFORMATION

Item 23.  Exhibits.


     All Exhibits have been previously filed, except Exhibits marked with an asterisk (*) which are filed herewith.

(a)       Articles of Incorporation

          (1)  Form of  Articles of  Amendment  and  Restatement  of Articles of
               Incorporation.   (Incorporated   by  reference  to   Registrant's
               Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (2) Articles Supplementary in respect of Seligman Large-Cap Growth Portfolio.


(b) By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 17, 1997.)

(c)       Not applicable.

(d)       Investment Management Agreements.


          (1) Form of Management Agreement in respect of Seligman Large-Cap Growth Portfolio.

          (2) Form of Management Agreement in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective No. 17 filed on February 15, 1996.)

          (3)  Subadvisory  Agreement  in respect of Seligman  Henderson  Global
               Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (4)  Form of  Management  Agreement in respect of Seligman  High-Yield
               Bond  Portfolio.   (Incorporated  by  reference  to  Registrant's
               Post-Effective Amendment No. 14 filed on February 14, 1995.)

          (5) Management Agreement in respect of Seligman Communications and Information and Seligman Frontier Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

          (6) Management Agreement in respect of Seligman Henderson Global Smaller Companies Portfolio (formerly, Seligman Henderson Global Emerging Companies Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

          (7) Subadvisory Agreement in respect of Seligman Henderson Global Smaller Companies Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (8) Management Agreement in respect of Seligman Henderson International Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

          (9)  Subadvisory  Agreement  in respect of Seligman  Henderson  Global
               Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (10) Management Agreement in respect of Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Bond Securities, and Seligman Income Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

          (11) Management Agreement in respect of Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)


(e)            Not applicable.

(f) Deferred Compensation Plan for Directors of Seligman Portfolios, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(g)       Custodian Agreements.

          (1) Form of Custodian Agreement in respect of Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Bond Securities, and Seligman Income Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (2) Form of First Amendment to Custodian Agreement in respect of Seligman Communications and Information and Seligman Frontier Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (3) Form of Recordkeeping Agreement in respect of Seligman Henderson International Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (4) Form of First Amendment to Recordkeeping Agreement in respect of Seligman Henderson Global Smaller Companies Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (5) Second Amendment to Custodian Agreement in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 2, 1996.)

          (6) Second Amendment to Recordkeeping Agreement in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 2, 1996.)

          (7) Custodian Agreement between Registrant and Morgan Stanley Trust Company in respect of the Seligman Henderson Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 1, 1996.)

(h)       Other Material Contracts.

          (1) Buy/Sell Agreement and Modification between the Registrant and The Mutual Benefit Life Insurance Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on April 26, 1993.)

          (2) Form of Buy/Sell Agreement between Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (3) Form of Buy/Sell Agreement between Registrant and Canada Life Insurance Company of New York. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (4) Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Bond Securities, and Seligman Income Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (5) First Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Henderson International Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (6) Second Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Communications and Information, Seligman Frontier, and Seligman Henderson Global Smaller Companies Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (7) Third Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed May 2, 1996.)

          (8) Fourth Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed May 2, 1996.)

          (9) Form of Promotional Agent Distribution Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (10) Form of Promotional Agent Distribution Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of New York. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (11) Form of Selling Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of
               America. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (12) Form of Selling Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of New York. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(i)       Opinion and Consent of Counsel.


          *(1) Opinion and Consent of Counsel on behalf of Registrant's Seligman
               Large-Cap Growth Portfolio.

          *(2) Opinion and Consent of Counsel on behalf of Registrant's Seligman
               Bond Portfolio (formerly, Seligman Fixed-Income Portfolio), Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio.

          (3) Opinion and Consent of Counsel on behalf of Registrant's Seligman Henderson International Portfolio (formerly, Seligman Henderson Global Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on April 29, 1994.)

          (4) Opinion and Consent of Counsel on behalf of Registrant's Seligman Communication and Information Portfolio, Seligman Frontier Portfolio and Seligman Henderson Global Smaller Companies Portfolio (formerly, Seligman Henderson Global Emerging Companies Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on September 30, 1994.)

          (5) Opinion and Consent of Counsel on behalf of Registrant's Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

          (6) Opinion and Consent of Counsel on behalf of Registrant's Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 1, 1996.)

          (7) Opinion and Consent of Counsel on behalf of Registrant's Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on June 1, 1998.)


(j)       *Consent of Independent Auditors.

(k)       Not applicable.

(l)       Initial Capital Agreements.


         *(1) Form of Investment Letter on behalf of Registrant's Seligman Large-Cap Growth Portfolio.

         *(2) Form of Investment Letter on behalf of Registrant's Seligman Large-Cap Value Portfolio.

         *(3) Form of Investment Letter on behalf of Registrant's Seligman Small Cap Value Portfolio.

          (4) Form of Purchase Agreement on behalf of Registrant's Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Bond, and Seligman Income Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (5) Investment Letter on behalf of Registrant's Seligman Henderson International Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          (6)  Investment Letter on behalf of Registrant's  Seligman  High-Yield
               Bond  Portfolio.   (Incorporated  by  reference  to  Registrant's
               Post-Effective Amendment No. 15 filed on March 31, 1995.)

          (7) Investment Letter on behalf of Registrant's Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 2, 1996.)


(m)       Not applicable.

(n)       *Financial Data Schedules.

(o)       Not applicable.

Other Exhibits: Power  of  Attorney  for  Richard  R. Schmaltz. (Incorporated by
                reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

          Powers  of  Attorney.   (Incorporated  by  reference  to  Registrant's
          Post-Effective Amendment No. 20 filed on April 17, 1997.)

Item 24.  Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) of Registrant's Post-Effective Amendment No. 22 to the Registration Statement and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 20 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware Corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.,
          Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corporation.


          Henderson Investment Management Limited ("Subadviser") serves as subadviser to the Registrant and Seligman Henderson Global Fund Series, Inc.

          The Manager and Subadviser each have an investment advisory service division, which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798 and 801-55577, respectively), which were filed on March 31, 1999 and October 15, 1998, respectively.


Item 27.  Not applicable.

Item 28. Location of Accounts and Records. All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder will be maintained by the following:

          Custodian for Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman High-Yield Bond Portfolio, and Seligman Income Portfolio and Recordkeeping Agent for all Portfolios: Investors
          Fiduciary  Trust  Company,  801  Pennsylvania,  Kansas City,  Missouri
          64105.

          Custodian for Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Technology Portfolio, and Seligman Henderson International Portfolio: Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201.

          Transfer,  Redemption and Other  Shareholder  Account Services for all
          Portfolios: Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

Item 29.  Management Services. Not applicable.


Item 30. Undertakings. The Registrant undertakes: (1) to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge; and,
          (2) to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30 th day of April, 1999.


                                          SELIGMAN PORTFOLIOS, INC.




                                          By: /s/ William C. Morris
                                              -------------------------------
                                                  William C. Morris, Chairman


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons, in the capacities indicated on April 30, 1999.

   Signature                                    Title
   ---------                                    -----


/s/ Brian T. Zino                              Chairman of the Board (Principal
----------------------------------             executive officer) and Director
   William C. Morris*


/s/ Brian T. Zino                              Director and President
----------------------------------
      Brian T. Zino


/s/ Thomas G. Rose                             Treasurer
----------------------------------
     Thomas G. Rose



John R. Galvin, Director         )
Alice S. Ilchman, Director       )
Frank A. McPherson, Director     )
John E. Merow, Director          )
Betsy S. Michel, Director        )     /s/ Brian T. Zino
James C. Pitney, Director        )     -----------------------------------
James Q. Riordan, Director       )     *Brian T. Zino, Attorney-In-Fact
Richard R. Schmaltz, Director    )
Robert L. Shafer, Director       )
James N. Whitson, Director       )

                            SELIGMAN PORTFOLIOS, INC.

                     Post-Effective Amendment No. 25 to the

                       Registration Statement on Form N-1A


                                  EXHIBIT INDEX


Form N-1A Item No.             Description


23 (a) (2)                     Articles Supplementary in respect of Seligman
                               Large-Cap Growth Portfolio

23 (d) (1)                     Form of Management Agreement in respect of
                               Seligman Large-Cap Growth Portfolio

23 (i) (1)                     Opinion and Consent of Counsel for Registrant's
                               Seligman Large-Cap Growth Portfolio

23 (i) (2)                     Opinion and Consent of Counsel for Registrant's
                               Seligman Bond Portfolio, Seligman Capital
                               Portfolio, Seligman Cash Management Portfolio,
                               Seligman Common Stock Portfolio and Seligman
                               Income Portfolio

23 (j)                         Consent of Independent Auditors

23 (1) (1)                     Form of Investment Letter for Seligman Large-Cap
                               Growth Portfolio

23 (1) (2)                     Form of Investment Letter for Seligman Large-Cap
                               Value Portfolio

23 (1) (3)                     Form of Investment Letter for Seligman Small-Cap
                               Value Portfolio

23 (n)                         Financial Data Schedules